UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Mid-America Apartment Communities, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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MID-AMERICA APARTMENT COMMUNITIES, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 17, 2022

12:30 p.m. CDT

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 4, 2022

TO MY FELLOW SHAREHOLDERS

I am pleased to invite you to attend the 2022 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc. The meeting will be held at 12:30 p.m., Central Daylight Time, on Tuesday, May 17, 2022. We will be conducting the meeting online in order to provide all of our shareholders the opportunity to participate as they would at an in-person meeting, including the right to vote and ability to ask questions through the virtual meeting platform. We believe a virtual-only format allows equal access to our shareholders as it eliminates both the cost associated with physically attending the meeting for our geographically dispersed shareholders and any health concerns or limitations of our shareholders, associates and Directors.

The Notice of Annual Meeting of Shareholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted during the meeting. Your vote on the proposals to be voted upon during the 2022 Annual Meeting of Shareholders is important to us and I encourage you to vote in advance, regardless of whether you plan to virtually attend the meeting.

Along with the other members of the Board of Directors and my fellow MAA associates, I thank you for your support and interest in MAA and I look forward to hosting you at the 2022 Annual Meeting of Shareholders.

Sincerely,

H. Eric Bolton, Jr.
Chairman of the Board of Directors and
Chief Executive Officer

TABLE OF CONTENTS

INTRODUCTION	Pages 1-8
1	New and Notable
2	Notice of Annual Meeting of Shareholders
3	How To Quick Reference
4	Proxy Highlights

PROPOSAL 1: ELECTION OF DIRECTORS	Pages 9-39
10	The Board’s Role and Responsibilities
12	Board Structure
16	Additional Board Governance
22	Process for Identifying and Selecting Director Nominees
24	Director Nominees for Election
38	Director Compensation

PROPOSAL 2: EXECUTIVE COMPENSATION	Pages 40-68
41	NEOs of the Registrant
42	Compensation Discussion and Analysis (detailed Table of Contents on page 42)
58	Compensation Committee Report
59	Executive Compensation Tables
68	CEO Pay Ratio

PROPOSAL 3: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Pages 69-72
70	Audit and Non-Audit Fees
70	Audit Committee Policies
72	Audit Committee Report

SECURITIES OWNERSHIP	Pages 73-74
73	Securities Authorized for Issuance Under Equity Compensation Plans
73	Security Ownership of Certain Beneficial Owners
74	Security Ownership of Management

GENERAL INFORMATION	Pages 75-79
75	Meeting Information
76	Voting Information
77	Meeting Materials Information
79	Matters Related to the 2023 Annual Meeting of Shareholders
79	Questions

NON-GAAP FINANCIAL MEASURES	Pages 80-81

Defined Terms, Acronyms and Abbreviations	Inside Back Cover

INTRODUCTION

NEW AND NOTABLE

TO HELP YOU LOCATE MEETING DETAILS

✓	See the new HOW TO QUICK REFERENCE section on page 3 for all the key information on how to access materials, vote your shares and attend the 2022 Annual Meeting of Shareholders. Additional details can be found in the GENERAL INFORMATION section on pages 75-79.

IN RESPONSE TO INVESTOR ENGAGEMENT ACTIVITIES

✓	To enhance our DIRECTOR REFRESHMENT endeavors, the Board, upon recommendation from the Nominating and Corporate Governance Committee, removed the ability for the Board to grant a waiver to the mandatory retirement age of directors. The Board believes having a mandatory retirement age helps to ensure director refreshment and has set 75 as the age after which candidates cannot be nominated to serve on the Board. For more information you can view our Corporate Governance Guidelines on the Corporate Governance page of our website at ir.maac.com.

✓	We adopted a POLICY ON POLITICAL CONTRIBUTIONS and the Board delegated responsibility to review all such contributions on an annual basis to the Nominating and Corporate Governance Committee. Generally, the policy prohibits all political spending unless it is aligned with MAA’s business purposes and is pre-approved by our CEO and General Counsel. For more information you can view our Policy on Political Contributions on the Sustainability page of our website at ir.maac.com.

✓	The Board delegated ESG OVERSIGHT responsibility to the Audit Committee. While the entire Board will continue to receive updates on our ESG program and assist in setting our overall ESG strategy, the Audit Committee will focus on the accuracy and controls surrounding our ESG disclosures as well as risks associated with our ESG strategy. The Compensation, Nominating and Corporate Governance, and Real Estate Investment Committees will also continue their oversight of ESG endeavors specific to their respective areas of responsibility.

OTHER ESG NOTES

✓	To address the importance and evolving complexity of ESG efforts, controls and disclosures, we hired a DIRECTOR OF CORPORATE SUSTAINABILTY who will be 100% dedicated to strengthening and further promoting our ESG program. While our Director of Corporate Sustainability will be charged with spearheading the execution of our ESG endeavors across the company, he will work with our Board, its committees, our executive leadership team and several cross-functional ESG-focused teams to set our ESG strategy and objectives and oversee our progress and disclosures surrounding our program.

Because our ESG initiatives impact all areas of our company, you will not find a dedicated ESG section in this Proxy Statement. Rather, to assist shareholders in evaluating the matters being presented for approval at the Annual Meeting, this document primarily incorporates ESG concepts that are directly related to the meeting proposals.

For a better understanding of our entire ESG program, we encourage you to read our Corporate Responsibility Reports that provide enhanced discussions and more detailed information regarding our progress and commitments towards all of our environmental, social and governance objectives. Disclosures in the 2020 Corporate Responsibility Report (report published in 2021 based on 2020 data) were prepared in accordance with GLOBAL REPORTING INITIATIVE standards (Core), the SUSTAINABILITY ACCOUNTING STANDARDS BOARD standards and the TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES recommendations and outlines our key sustainability targets, programs, strategies and initiatives, including normalized performance data adjusted for occupancy and outliers. The report can be found on the Sustainability page of our website at ir.maac.com along with our Human Rights Statement, Vendor Code of Conduct and Policy on Political Contributions. You can also find additional disclosures related to our human capital in the Item 1. Business section of our Form 10-K filed with the SEC on February 17, 2022.

2022 PROXY STATEMENT	1

INTRODUCTION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To ensure that all of our shareholders are afforded the same rights and opportunities to participate, including the ability to vote and ask questions through the virtual meeting platform, the 2022 MAA Annual Meeting of Shareholders will be held as a virtual meeting via the internet. Shareholders who log in at www.virtualshareholdermeeting.com/MAA2022 using their 16-digit control number will be able to view the shareholder list, ask questions related to the items of business being considered and vote during the meeting.

MEETING INFORMATION

DATE AND TIME

Tuesday, May 17, 2022

12:30 p.m. Central Time

RECORD DATE

Shareholders of record at the close of business on Friday, March 11, 2022, are entitled to receive this notice and to vote on the items of business.

VIRTUAL MEETING ACCESS

Shareholders may participate in the Annual Meeting by using their 16-digit Control Number to log into www.virtualshareholdermeeting.com/MAA2022.

ANNUAL MEETING WEBSITE

Shareholders can access materials and vote prior to the Annual Meeting by using their 16-digit Control Number to log into www.ProxyVote.com.

ITEMS OF BUSINESS

In addition to the below matters, shareholders will also consider any other business as may properly come before the meeting or adjournment or postponement thereof.		BOARD RECOMMENDATIONS	Pages
1	Elect the 12 Director Nominees named in the Proxy Statement to serve until the 2023 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified.	✓ FOR each Director Nominee	9-39
2	Advisory (non-binding) vote to approve NEO compensation.	✓ FOR	40-68
3	Ratify the appointment of Ernst & Young LLP as MAA’s independent registered public accounting firm for fiscal year 2022.	✓ FOR	69-72

HOW TO VOTE

Your vote is important to us. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting.

EARLY VOTE ONLINE

www.ProxyVote.com

Log in with your 16-digit Control Number

EARLY VOTE BY PHONE

800-690-6903

You will need to provide your 16-digit Control Number

EARLY VOTE BY MAIL

Sign, date and follow the instructions on your Proxy Card or Voter Instruction Form to submit your vote by mail.

VOTE DURING THE MEETING

Join the meeting using your 16-digit Control Number www.virtualshareholdermeeting.com/MAA2022

BENEFICIAL OWNERS

Not all Beneficial Owners will be able to utilize these voting instructions. If your Control Number is not recognized, please refer to the instructions provided to you by your bank or broker.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 17, 2022

The following materials are available at http://materials.ProxyVote.com/59522J

•  Notice of the Annual Meeting of Shareholders to be held on May 17, 2022

•  2022 Proxy Statement

•  Annual Report to Shareholders for fiscal year ended December 31, 2021

A Notice Regarding the Internet Availability of Proxy Materials or the proxy statement, form of proxy and accompanying materials are first being sent to shareholders on or about April 4, 2022.

By Order of the Board of Directors, Leslie B.C. Wolfgang Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary April 4, 2022

2022 PROXY STATEMENT	2

INTRODUCTION

HOW TO QUICK REFERENCE

	SHAREHOLDERS			EVERYONE
ACCESS MEETING MATERIALS	ONLINE www.ProxyVote.com Log in with your 16-digit control number	REQUEST A FREE PRINTED COPY www.ProxyVote.com, 800-579-1639, or sendmaterial@proxyvote.com Put your 16-digit control number in the subject line		VIEW AND PRINT http://materials.ProxyVote.com/59522J
VOTE EARLY	ONLINE www.ProxyVote.com Log in with your 16-digit control number BY QR CODE Scan the QR code on your proxy card or Notice of Internet Availability	BY MAIL If you requested or received printed proxy materials, follow the instructions to complete your proxy card or Voter Instruction Form and return it as directed.	BY PHONE 800-690-6903 You’ll need to provide your 16-digit control number	Only common shareholders as of the close of business on March 11, 2022, the record date, are eligible to vote.
ATTEND THE MEETING	ONLINE www.virtualshareholdermeeting.com/MAA2022 Technical support phone numbers will be posted on the login page on the day of the meeting for those needing assistance.
	Log in as a Shareholder with your 16-digit control number			Log in as a Guest
ASK A QUESTION DURING THE MEETING	Attend the meeting as a Shareholder and use the ASK A QUESTION box to submit your question(s)			Shareholders attending the meeting as a Guest will not be able to ask questions during the meeting
VOTE DURING THE MEETING	Attend the meeting as a Shareholder and use the CAST YOUR VOTE box to vote			Shareholders attending the meeting as a Guest will not be able to vote during the meeting
We encourage shareholders to vote early regardless of whether or how you plan to attend the meeting

ACCESS GOVERNANCE DOCUMENTS

ir.maac.com/overview/corporate-governance

Committee Charters

Audit

Compensation

Nominating and Corporate Governance

Real Estate Investment

Corporate Governance Guidelines

Code of Conduct

Whistleblower Policy

Communications with the Board

COMMUNICATE WITH THE BOARD

To contact the Board, its committees, the independent directors or the non-management directors, please send communications to our headquarters at:

MAA ATTN: Board or Group Name

c/o Corporate Secretary

6815 Poplar Ave., Ste. 500

Germantown, TN 38138

ACCESS ESG DOCUMENTS	ir.maac.com/overview/sustainability Corporate Responsibility Reports Human Rights Statement Policy on Political Contributions Vendor Code of Conduct	ACCESS OUR BYLAWS AND CHARTER

For copies of our Bylaws and Charter, visit the SEC website at https://www.sec.gov

Bylaws: Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018

Charter: Exhibit 3.1 to the Form 10-K which was filed on February 24, 2017

2022 PROXY STATEMENT	3

INTRODUCTION

PROXY HIGHLIGHTS	ELECTION OF DIRECTORS

See pages 9-39 for additional details and discussions.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TWELVE DIRECTOR NOMINEES

DIRECTOR NOMINEES	AGE	GENDER	RACE	TENURE	OTHER PUBLIC BOARDS	POSITION	COMMITTEES
							A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	65	M	W	1997	1	CEO of MAA				CHAIR
Alan B. Graf, Jr. LEAD INDEPENDENT SEC Financial Expert	68	M	W	2002	1	Past EVP and CFO of FedEx Corporation	CHAIR
Toni Jennings INDEPENDENT	73	F	W	2016	2	Chairman of the Board of Directors of Jack Jennings & Sons, Inc.		✓	✓
Edith Kelly-Green INDEPENDENT SEC Financial Expert	69	F	B	2020	1	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express	✓
James K. Lowder INDEPENDENT	72	M	W	2013	None	Chairman of the Board of Directors and President of The Colonial Company			✓	✓
Thomas H. Lowder INDEPENDENT	72	M	W	2013	None	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust		✓		✓
Monica McGurk INDEPENDENT	52	F	W	2016	None	Past Chief Growth Officer of Kellogg Company		✓	✓
Claude B. Nielsen INDEPENDENT	71	M	W	2013	None	Chairman of the Board of Directors and Past CEO of Coca-Cola Bottling Company United, Inc.		✓	CHAIR
Philip W. Norwood INDEPENDENT	74	M	W	2007	None	Principal, Haviland Capital, LLC Past President and CEO of Faison Enterprises, Inc.		CHAIR		✓
W. Reid Sanders INDEPENDENT	72	M	W	2010	2	President of Sanders Properties, LLC Past EVP of Southeastern Asset Management and President of Longleaf Partners Funds	✓
Gary Shorb INDEPENDENT	71	M	W	2012	None	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare	✓		✓
David P. Stockert INDEPENDENT	60	M	W	2016	1	Past CEO and President of Post Properties, Inc.				✓

A = Audit, C = Compensation, NCG = Nominating and Corporate Governance, REI = Real Estate Investment

B = Black, W = White

Age is as of May 17, 2022, the meeting date for the Annual Meeting.

DIRECTOR NOMINEE DEMOGRAPHICS

The Board considers diversity of its membership to be a key component of long-term success and is proactively working to continue to expand the diverse representation within its membership. To achieve this goal, the Nominating and Corporate Governance Committee has identified gender, racial and ethnic diversity as critical criterias for potential candidates identified to replace directors who are slated to retire under our mandatory age limitation policy. Through execution of our current succession plans, the Board expects to reach gender diversity of at least 30% by 2024 and to also begin increasing racial and ethnic representation within the membership of the Board.

2022 PROXY STATEMENT	4

INTRODUCTION

PROXY HIGHLIGHTS	ELECTION OF DIRECTORS

See pages 9-39 for additional details and discussions.

CORPORATE GOVERNANCE

The Board has established numerous policies and practices to foster a culture of integrity, align the interests of leadership with stakeholders and help ensure MAA’s operations and performance are sustainable over the long term. The below highlights some of MAA’s corporate governance standards.

BOARD PRACTICES

✓	Lead Independent Director (see page 12)
✓	100% Independent Audit, Compensation and Nominating and Corporate Governance Committees (see pages 12, 14-15)
✓	Annual Board and committee evaluations (see page 20)
✓	Regular executive sessions of Independent and Non-Management Directors (see pages 13, 19)
✓	Required retirement at age 75 (see page 19)
✓	Director, CEO and NEO equity ownership requirements (see pages 20, 48)
✓	Prohibition against hedging or pledging MAA equity (see pages 20-21, 48)
✓	Reimbursement of Director education events (see page 20)
✓	Ability for shareholders and other interested parties to communicate directly with the Board (see pages 3, 12)
✓	Accountable for public Code of Conduct (see pages 3, 20)

✓	Public Corporate Governance Guidelines (see pages 3, 19)
✓	Board authority to retain external advisors (see page 19)
✓	Robust Director, CEO and executive officer succession planning (see pages 11, 22)
✓	Robust Director nominee selection process (see pages 22-23)

SHAREHOLDERS RIGHTS

✓	Annual elections of all Directors (see page 21)
✓	Majority voting in uncontested elections with resignation policy (see page 19)
✓	Shareholder proxy access rights in bylaws (see pages 21, 79)
✓	Annual Say on Pay advisory vote (see page 44)
✓	Shareholder rights to call special meetings (see page 21)
✓	No shareholder rights plan or poison pill
✓	Long standing active shareholder engagement and response (see page 18)

DIRECTOR REFRESHMENT AND NOMINEE SELECTION

SUCCESSION PLANNING
The Nominating and Corporate Governance Committee maintains robust processes related to both CEO and director succession planning. Generally, the committee will discuss various facets of both short and long-term succession plans at each committee meeting, updating the Board on developments at least quarterly. Some of the considerations incorporated into director succession and director nominee analysis are provided below.
✓	Increasing the level of gender, racial and ethnic diversity on the Board
✓	Timing of future director retirements under our mandatory age limitation
✓	Key knowledge and experience we believe is generally necessary for our board as a whole
✓	Knowledge and skills required for committees to perform their specific oversight responsibilities
✓	Governance best practices
✓	Input from our investors
✓	New experience and expertise needed to address developing business and industry requirements, our long-term strategic goals and regulatory mandates

KEY KNOWLEDGE AND EXPERIENCE
While there are many considerations in identifying individual director candidates, in terms of expertise, the Nominating and Corporate Governance Committee believes there are key areas of knowledge and experience that are of particular relevance to MAA and are therefore critical to be represented on the Board as a whole in order for the Board to provide quality oversight and risk management to MAA and our shareholders. Below are the number of Director Nominees that possess each of these key areas of knowledge and experience.
6	Real Estate Industry – Investment
6	Real Estate Industry – Development/Construction
12	Strategic Planning and Oversight
10	Risk Management
10	Public Company Platforms
9	Capital Markets
9	Financial Literacy
7	Large Organization Leadership and Human Capital Development
11	Corporate Governance

See the individual Director Nominee details on pages 24-37 for the full qualifications of each Director Nominee and the additional contributions each makes to the Board as a whole.

2022 PROXY STATEMENT	5

INTRODUCTION

PROXY HIGHLIGHTS	EXECUTIVE OFFICER COMPENSATION

See pages 40-68 for additional details and discussions.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” EXECUTIVE OFFICER COMPENSATION

NEO COMPENSATION PHILOSOPHY

The Compensation Committee believes that the compensation programs for our executive officers should drive key business and strategic goals over various time frames in support of sustainable long-term shareholder value creation. To do that, the Compensation Committee believes the program must balance the following objectives. See page 43 for more details.

✓	Attract and retain highly qualified executives
✓	Not overpay compared to industry peers
✓	Not incentivize undue risk
✓	Be fair and equitable
✓	Reflect individual responsibilities and qualifications
✓	Be quantifiable
✓	Align with our culture
✓	Align with our overall performance

✓	Align with business strategy and key strategic objectives

✓	Balance annual and long-term strategic goals
✓	Reward superior performance
✓	Align executive interests with those of shareholders
✓	Reward for creating long-term shareholder value
✓	Be sustainable
✓	Be supported by shareholders

OTHER CONSIDERATIONS AND SAY ON PAY

In addition to the concepts represented in our executive compensation philosophy, the Compensation Committee considers various other factors when determining executive compensation, including those listed below.

✓	Labor market conditions
✓	Personal development
✓	Quality of internal working relationships
✓	Leadership and human capital development
✓	Ability to assume increased responsibilities
✓	Succession plans

✓	Results of our shareholders’ input on executive compensation

92%	Shareholder approval of Say on Pay in 2021
95%	Average shareholder approval of Say on Pay vote since introduced in 2011
Annual	Say on Pay approval votes by shareholders

NEO COMPENSATION PRACTICES AND GOVERNANCE

WHAT WE DO		WHAT WE DON’T DO
✓	Align pay with performance (see pages 43, 46-47, 49-56)	NO	Dividends or dividend equivalents on unearned performance shares
✓	Mitigate undue risk in compensation programs (see pages 46-47)	NO	Repricing underwater stock options
✓	Include vesting periods on share awards (see page 50-51)	NO	Exchanges of underwater stock options for cash
✓	Require compliance with NEO share ownership guidelines (see pages 20, 48)	NO	Backdating of stock options
✓	Require compliance with NEO share holding period policy (see pages 20, 48)	NO	Multi-year guaranteed bonuses
✓	Utilize an independent compensation consultant who provides no other services to MAA (see page 44)	NO	Inclusion of the value of equity awards in severance calculations
✓	Maintain a 100% independent Compensation Committee (see pages 12, 14)	NO	Evergreen provisions in equity plans
✓	Cap award payouts (see pages 47, 50, 53)	NO	Tax “gross ups” for excess parachute payments
✓	Maintain clawback policy allowing for recoupment of performance-based incentive compensation in certain circumstances (see page 48)	NO	“Single trigger” employment or change in control agreements
✓	Conduct an annual compensation program risk assessment (see page 46)	NO	Hedging or pledging of MAA securities (see pages 20-21, 48)
✓	Include non-compete provisions in Employment and Change of Control agreements (see pages 66-67)	NO	Overlapping performance metrics among annual and long-term incentive plans for NEOs (see pages 51-52)
✓	Require double-trigger for all Change of Control provisions (see pages 66-67)	NO	Perquisites or personal benefits provided to NEOs
✓	Tie a portion of incentive award opportunities for some NEOs to ESG goals in support of our strategic objectives (see pages 51-52)

2022 PROXY STATEMENT	6

INTRODUCTION

PROXY HIGHLIGHTS	EXECUTIVE OFFICER COMPENSATION

See pages 40-68 for additional details and discussions.

2021 TARGET COMPENSATION

(1)	Awards under the 2021 AIP are payable in cash or shares of restricted stock, per the participant’s election. See pages 50-51.

ACTUAL INCENTIVE PLAN METRIC PERFORMANCE

The below charts compare the actual performance results for metrics with performance periods ending on December 31, 2021, against the performance ranges within their respective plans.

Ranges for business metrics in the 2021 AIP and 2021 LTIP were tied to MAA’s initial 2021 guidance that was provided to the market in early February 2021.	Target based on the Dow Jones US Real Estate Apartments Index.

Regardless of performance, individual awards are capped at the maximum payout opportunity within the respective plan.

A reconciliation of net income available for MAA common shareholders to Core FFO per Share, SS NOI and FAD is set forth in the Non-GAAP Financial Measures section on pages 80-81.

DIRECT COMPENSATION REALIZED TO DATE FROM 2021 COMPENSATION PLANS

										REMAINING REALIZABLE
								TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
	2021	AIP (1)							SHARES OF		SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	LTIP (non-cash) (2)		TOTAL		RESTRICTED	VALUE	RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
Bolton CEO	$ 854,543	$2,244,870	$ 748,290	N/A	$ 726,910	$ 1,635,547	$ 6,210,160	$ 3,847,703	19,251	$ 1,817,275	14,809
Campbell CFO	$ 528,578	$ 687,670	$ 343,835	$ 165,402	$ 290,937	$ 654,609	$ 2,671,031	$ 1,725,485	7,704	$ 727,343	5,927
Grimes COO	$ 541,701	$ 704,742	$ 352,371	$ 176,186	$ 298,161	$ 670,861	$ 2,744,022	$ 1,775,000	7,896	$ 745,401	6,074
DelPriore CAO	$ 515,456	$ 670,598	$ 335,299	$ 161,245	$ 283,715	$ 638,358	$ 2,604,671	$ 1,682,598	7,514	$ 709,287	5,780
Hill CIO	$ 351,811	$ 469,300	N/A	$ 222,918	$ 104,892	$ 236,007	$ 1,384,928	$ 1,044,029	2,777	$ 262,230	2,136

(1)	Awards earned under the 2021 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.
(2)	Awards earned under the 2021 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service-based shares were issued on January 4, 2021 and will vest in three equal annual installments on the anniversary of the issuance date. FAD shares were issued on April 1, 2022 and will vest in two equal annual installments on the anniversary of the issuance date.
(3)	The performance period for the 2021 LTIP relative TSR, which is 2021 – 2023, has not yet completed. Any awards earned will be issued in shares of restricted stock on April 1, 2024, based on the grant date closing stock price of $122.71 and will immediately vest upon issuance.

2022 PROXY STATEMENT	7

INTRODUCTION

PROXY HIGHLIGHTS	RATIFICATION OF ERNST & YOUNG LLP

See pages 69-72 for additional details and discussions.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE “FOR” ERNST & YOUNG LLP

TO SERVE AS MAA’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRACTICES

✓	Sole authority to appoint or replace the independent registered public accounting firm

✓	Pre-approves all auditing services

✓	Pre-approves all permitted non-audit services

✓	Annual evaluation of independent registered public accounting firm’s performance

✓	Routine separate executive sessions with representatives of the independent registered public accounting firm as well as with management and the Director of Internal Audit

✓	Maintains an anonymous whistleblower platform

✓	Ensures the rotation of the lead audit partner and audit engagement team partners of the independent registered public accounting firm

✓	All members of the Audit Committee are independent (see pages 12, 14)

✓	Two Audit Committee members who qualify as financial experts for the SEC (see pages 12, 14, 27, 29)

MAA PRACTICES

✓	Will not hire an individual who is concurrently an employee of the independent registered public accounting firm

✓	Will not hire an individual in an accounting or financial reporting oversight role if in a position to influence our independent registered public accounting firm’s operations or policies

✓	CFO or Principal Accounting Officer must approve the hiring of individuals who previously served on our independent registered public accounting firm’s audit engagement team

✓	Cooling off period required for individuals who previously served on our independent registered public accounting firm’s audit engagement team to serve in an accounting or financial reporting oversight role

✓	Disclose all individuals hired who previously served on our independent registered public accounting firm’s audit engagement team to the Audit Committee

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	2021	2020
Audit Fees	$ 2,194,023	$ 2,267,035
Audit-Related Fees	-	-
Tax Fees	773,098	422,320
All Other Fees	1,825	1,450
Total Fees	$ 2,968,946	$ 2,690,805

The Audit Committee has pre-approved all audit and non-audit services provided by our independent registered public accounting firm since 2002 and has determined that the nature and level of non-audit related services that Ernst & Young LLP provides us is compatible with maintaining the independence of Ernst & Young LLP.

2021 RATIFICATION BY SHAREHOLDERS

Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2021 by 98.9% at the 2021 Annual Meeting of Shareholders. Annual ratification by shareholders of the Audit Committee’s appointment of Ernst & Young LLP to serve as our independent registered public accounting firm has averaged 99.1% over the last 10 years.

REPRESENTATION AT ANNUAL MEETING

A representative of Ernst & Young LLP will virtually attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions presented by shareholders.

2022 PROXY STATEMENT	8

ELECTION OF DIRECTORS

PROPOSAL 1:	ELECTION OF DIRECTORS
MATTER TO BE VOTED	Election of the 12 Director Nominees named herein to serve until the 2023 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. Our Board proposes that the following Director Nominees, all of whom are currently serving as Directors, be elected for a term of one year.
	H. Eric Bolton, Jr. Alan B. Graf, Jr. Toni Jennings	Edith Kelly-Green James K. Lowder Thomas H. Lowder	Monica McGurk Claude B. Nielsen Philip W. Norwood	W. Reid Sanders Gary Shorb David P. Stockert
VOTE REQUIRED

Each Director Nominee will be elected if there is a quorum at the Annual Meeting, either in person virtually or by proxy, and the votes cast “FOR” each Director Nominee exceed the votes cast “AGAINST” each Director Nominee.

We have no reason to believe that any of the Director Nominees will not agree or be available to serve as a Director if elected. However, should any Director Nominee become unable or unwilling to serve, the proxies may be voted for a substitute director nominee or to allow the vacancy to remain open until filled by our Board.

	IMPACT OF ABSTENTIONS	Abstentions will have no legal effect on whether each Director Nominee is approved.
	IMPACT OF BROKER NON-VOTES	Broker non-votes will have no legal effect on whether each Director Nominee is approved.
BOARD RECOMMENDATION	✓ The Board recommends you vote “FOR” each Director Nominee

We believe that the slate of Director Nominees presented for election at the Annual Meeting possesses the range and depth of expertise and experience required to successfully perform the Board’s roles and responsibilities in overseeing our operations, risk management and execution of our long-term strategy.

To assist you with your consideration of the Director Nominees, on the following pages you will find discussions detailing the following concepts related to our Board and the Director Nominees presented for your approval.

Pages 10-11	The Board’s Roles and Responsibilities	The Board represents the long-term interests of shareholders and operates in an oversight capacity. This section reviews key areas of Board responsibilities.
Pages 12-15	Board Structure	These sections review the structures and governance practices put in place by us and our Board to ensure that the Board can effectively operate and execute its duties in the best long-term interests of shareholders.
Pages 16-21	Additional Board Governance
Pages 22-23	Process for Identifying and Selecting Director Nominees	This section reviews the procedure utilized by the Nominating and Corporate Governance Committee to ensure the Board membership encompasses all of the skills, experience, expertise and attributes needed for the Board to perform its oversight responsibilities.
Pages 24-37	Director Nominees for Election	This section provides detailed information on each Director Nominee, highlights the unique contributions each brings to the Board and summarizes the combined skills, experience, expertise and attributes of the Board as a whole.
Pages 38-39	Director Compensation	This section reviews the philosophy, structure and level of compensation paid to our non-employee directors.

2022 PROXY STATEMENT	9

ELECTION OF DIRECTORS

THE BOARD’S ROLE AND RESPONSIBILITIES

The Board is elected by shareholders and represents shareholder interests in the long-term success of MAA. Except for matters voted upon by shareholders, the Board acts as the ultimate decision maker of MAA. While management is responsible for the daily operations of MAA, the Board operates in an oversight capacity.

KEY BOARD RESPONSIBILITIES

STRATEGY

Strategic planning and oversight of management’s execution of MAA’s strategic vision is one of the primary areas of responsibility of the Board. Our short and long-term strategic plans encompass all aspects of our operations including market and portfolio commitments, technology and security investments, resident demographic trends, human capital recruitment, retention and development, capital market access and balance sheet strength, financial statement and performance expectations, environmental and community responsibilities, and our dividend policies as well as many other areas.

To execute this oversight responsibility, the Board annually meets with management to discuss planned changes from previous strategic positions, market and economic projections, peer performance benchmarking data, industry and regulatory trends, areas of focus for each functional area, expected financial statement and shareholder investment impacts, resource requirements, human capital needs and development as well as execution risks among other topics. The result of this analysis is the setting of our annual and long-term strategy that includes stress test scenarios and becomes the basis for our annual guidance to the market.

The Board delegates oversight responsibility for the execution of certain aspects of our strategy to its committees to allow for more in-depth evaluation and oversight by those Directors with expertise and knowledge specifically related to the area.

Throughout the year, the Board and its committees receive updates from management and actively engage in further discussions regarding execution of the strategy, variables impacting results and potential changes to the strategic plan. These updates, at minimum, take the form of monthly reports from the CEO that include financial statement results, quarterly functional reports from management on developments in key areas, quarterly in-person updates to the Board by each committee on their areas of responsibility, and quarterly in-person discussions with executive management and the CEO during Board meetings. Due to the COVID-19 pandemic, most of the updates that would have previously been made in-person were executed virtually during 2021.

Prior to the COVID-19 pandemic, the Board generally held one of its quarterly meetings in a different MAA market each year allowing the Board to visit several properties representing different aspects of MAA’s strategy. The Board believes these on-site visits offer additional insight into MAA’s markets, operations, resident base, human capital management, technology usage and allocation of capital investments, providing better insight and oversight of the company’s strategies. In 2021, due to the COVID-19 pandemic, the Board held most of its meetings by video conference call.

2022 PROXY STATEMENT	10

ELECTION OF DIRECTORS

RISK OVERSIGHT

While management is responsible for the day-to-day management of our risk exposures, both the Board as a whole and its respective committees serve active roles in overseeing the management of our risks. Our Board or its committees regularly review, with members of our executive and senior management teams and outside advisors, information regarding our strategy and key areas of the company including operations, transaction and development investments, finance and accounting, information technology and cybersecurity efforts, various aspects of human capital management, legal and regulatory requirements, environmental and community engagement, as well as the risks associated with each. In addition, the Board periodically reviews the results of our enterprise-wide risk management efforts and receives legal and operational updates from executive management at quarterly meetings and on a more frequent ad hoc basis, if necessary.

Senior management as well as outside advisors, from time to time, also periodically meet with each committee and make representations associated with their respective risk oversight responsibilities. A summary list of the key areas of responsibilities handled by each committee follows.

AUDIT COMMITTEE

✓ Accounting practices and policies

✓ Internal controls over financial reporting

✓ Tax, including REIT compliance

✓ Fraud assessments

✓ Financial policies

✓ Internal Audit

✓ Cybersecurity and data privacy

✓ Ethics and compliance programs

✓ Related party transactions

✓ Whistleblower platform

✓ Independence of independent registered public accounting firm

✓ ESG controls and disclosures

COMPENSATION COMMITTEE

✓ Executive compensation

✓ Non-employee Director compensation

✓ Overall compensation practices and policies for all associates

✓ Independence of compensation consultant

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

✓ Corporate governance

✓ Independence of Board

✓ Conflicts of interest

✓ Board composition

✓ Political contributions

✓ Succession planning

The Board and its committees continuously evaluate their oversight of risk management and periodically enhance their procedures or direct the company to make enhancements or provide enhanced disclosures to shareholders regarding risk management as they deem to be in the best interest of shareholders.
SUCCESSION PLANNING

The Board is responsible for appointing our CEO and for ensuring that adequate succession plans are in place to address both planned CEO succession as well as potential unexpected or emergency succession needs. The Nominating and Corporate Governance Committee oversees succession planning for both the Board and CEO, routinely obtaining input from and updating the full Board on succession plan reviews.

The Nominating and Corporate Governance Committee also oversees succession planning and associate development of executive and senior management positions to ensure adequate bench strength is developed and available to meet the long-term needs of MAA. The CEO and other executive management periodically update the Nominating and Corporate Governance Committee and the Board on senior management succession plans including associate development plans and areas of risk.

The Board has exposure to internal succession candidates on an ongoing basis, generally meeting with executives both inside and outside of Board meetings at least four times a year and also periodically meeting with key senior managers. In 2021, due to the COVID-19 pandemic, the Board only met in person one time; however, executives and several other members of senior management participated in Board meetings and various Board committee meetings through video conferencing throughout the year.

The Compensation Committee considers succession planning input from the Board and the Nominating and Corporate Governance Committee when determining compensation packages for the Board and NEOs.

The Nominating and Corporate Governance Committee may, from time to time, engage external consultants to assist or advise with succession planning endeavors at its discretion and as it deems appropriate.

2022 PROXY STATEMENT	11

ELECTION OF DIRECTORS

BOARD STRUCTURE

We believe that our current Board leadership model combined with our corporate governance policies and documents, strikes an appropriate balance between informed and consistent leadership and independent oversight and perspective, allowing for efficiency and accountability, ultimately creating an environment for the effective execution of the Board’s responsibilities.

COMBINED CEO AND CHAIRMAN

As the Director with the most experience specific to MAA, the Board believes the CEO is best qualified to effectively identify strategic risks and priorities, lead strategy discussions and facilitate the flow of information between the Board and management to execute on our strategy

SUPERMAJORITY OF INDEPENDENT DIRECTORS

Provides diverse viewpoints and perspectives as well as strong oversight of the CEO and executive management

INDEPENDENT DIRECTOR EXECUTIVE SESSIONS

Led by the Lead Independent Director, these meetings provide a forum to ensure candid discussions are held and concerns can be identified and voiced

100% INDEPENDENT AUDIT, COMPENSATION AND NOMINATING AND CORPORATE GOVERNANCE COMMITTEES

Provides for better controls and oversight of critical areas of Board responsibilities

LEAD INDEPENDENT DIRECTOR

The Lead Independent Director provides a non-management contact for matters concerning the CEO and ensures that Board agendas and discussions cover all topics of interest or concern to the Independent Directors without being filtered by management

EQUAL VOTES Each Director’s vote holds the same weight to ensure all viewpoints are represented in decisions	DIVERSITY Offers a breadth of expertise, backgrounds, viewpoints and opinions to strategy discussions and oversight responsibilities

EXTERNAL CONSULTANTS

The ability to retain external consultants, experts and legal counsel without management approval, provides the Board with appropriate resources to perform their duties and protect the interests of shareholders

DIRECT COMMUNICATION WITH THE BOARD

The ability for shareholders and other interested parties to communicate directly with the Board, its committees, specific Independent Directors or the Lead Independent Director ensures stakeholders have unfiltered access and provides the Board with additional information to assist with its deliberations (see page 3 for how to contact the Board)

BOARD AND COMMITTEE MEETINGS

The Board and its committees hold both routine periodic meetings and ad hoc meetings from time to time as the respective groups deem necessary. Most meetings are held in person to allow for thorough discussions during which all directors can participate. Due to the COVID-19 pandemic, the Board and its committees only met in person one time but held other meetings through a virtual platform that allowed all directors and other participants to see and hear each other simultaneously.

NUMBER OF MEETINGS HELD IN 2021		DIRECTOR ATTENDANCE
4	Board | 4 Non-Management | 4 Independent	All of the directors attended more than 75% of the meetings of our Board and their respective committees during the calendar year 2021.
8	Audit Committee
4	Compensation Committee
4	Nominating and Corporate Governance Committee	99%	Average of 2021 Board and committee meeting attendance by all Directors
5	Real Estate Investment Committee

REGULAR MEETINGS WITHOUT MANAGEMENT

We schedule Non-Management and Independent Director sessions following every routine Board meeting to provide the opportunity for these director groups to regularly meet without management present. As Lead Independent Director, Mr. Graf presides over these sessions.

2022 PROXY STATEMENT	12

ELECTION OF DIRECTORS

INDEPENDENT DIRECTORS

A director is considered independent if our Board affirmatively determines that the director has no direct or indirect material relationship with us. Our Board consults with both internal and external counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in pertinent listing standards of the NYSE, as in effect from time-to-time. Consistent with the requirements of the SEC and the NYSE, our Board reviews all relevant transactions or relationships between each Director, or any of his or her family members, and us, our senior management and our independent auditors. Our Board has adopted the following categorical standards.

✓	A director who is an employee or whose immediate family member is one of our executive officers is not independent until three years after the end of such employment relationship.

✓	A director who receives, or whose immediate family member receives, more than $120,000 in any given 12-month period in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 in any given 12-month period of such compensation.

✓	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, any of our present or former internal or external auditors is not independent until three years after the end of the affiliation or the employment or auditing relationship.

✓	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s Compensation Committee is not independent until three years after the end of such service or the employment relationship.

✓	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, is not independent until three years after falling below such threshold.

The Board has determined that all of the Director Nominees, except for Mr. Bolton, our CEO, meet the qualifications to be considered Independent Directors.

CURRENT BOARD COMPOSITION

The following table reflects our current Board composition.

										Other Public Company Boards
Name		Age (1)	Gender	Director Since		MAA Committee Memberships					I	Indicates that our Board has affirmatively determined the Director meets the independence standards of our Corporate Governance Guidelines, the listing standards of the NYSE and applicable SEC rules
					Race	A	C	NCG	REI
H. Eric Bolton, Jr. Chairman	CEO	65	M	1997	W				XC	1	L	Lead Independent Director
Alan B. Graf, Jr.	I, L	68	M	2002	W	XC, SFE				1	F	Female
Toni Jennings	I	73	F	2016	W		X	X		2	M	Male
Edith Kelly-Green	I	69	F	2020	B	X, SFE				1	B	Black
James K. Lowder	I	72	M	2013	W			X	X	-	W	White
Thomas H. Lowder	I	72	M	2013	W		X		X	-	A	Audit
Monica McGurk	I	52	F	2016	W		X	X		-	C	Compensation
Claude B. Nielsen	I	71	M	2013	W		X	XC		-	NCG	Nominating and Corporate Governance
Philip W. Norwood	I	74	M	2007	W		XC		X	-	REI	Real Estate Investment
W. Reid Sanders	I	72	M	2010	W	X				2	X	Committee Member
Gary Shorb	I	71	M	2012	W	X		X		-	XC	Committee Chairman
David P. Stockert	I	60	M	2016	W				X	1	SFE	SEC Financial Expert

(1) Age is as of May 17, 2022, the meeting date for the Annual Meeting.

2022 PROXY STATEMENT	13

ELECTION OF DIRECTORS

STANDING COMMITTEES

Our Board has four standing committees.

AUDIT COMMITTEE
5 Members	100% Independent	8 Meetings in 2021	2 SEC Financial Experts

Generally, the Board has charged the Audit Committee with overseeing the integrity of MAA’s financial statements, MAA’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualification and independence, the performance of MAA’s Internal Audit Department and independent registered public accounting firm, and the oversight of MAA’s cybersecurity and ESG efforts.

More specifically, the Audit Committee Charter requires the committee to:

✓
Appoint, determine the compensation of, oversee and evaluate the work of the independent registered public accounting firm
✓
Review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements and our disclosure under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Form 10-Qs and Form 10-Ks
✓
Discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies
✓
Review and discuss with management and the independent registered public accounting firm the adequacy and effectiveness of our systems of internal accounting and financial controls
✓
Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters
✓
Review with management and the independent registered public accounting firm our compliance with the requirements for qualification as a REIT

✓
Meet with management responsible for oversight of the Company’s cybersecurity, crisis management and enterprise risk management programs at least annually to discuss the Company’s cybersecurity risks, including a review of the endeavors management has undergone to identify, assess, monitor and address those risks as well as response and recovery plans to address cybersecurity incidents
✓
Conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders
✓
Meet with management at least annually regarding ESG strategies and programs and review related disclosures and the adequacy and effectiveness of applicable internal controls related to such disclosures
✓
Review and reassess annually the Audit Committee Charter and submit any recommended changes to the Board for its consideration
✓
Issue a report annually as required by the SEC’s proxy solicitation rules

COMPENSATION COMMITTEE
5 Members	100% Independent	4 Meetings in 2021

Generally, the Board has charged the Compensation Committee with establishing sustainable compensation policies and incentive award plans that attract, motivate and retain high quality leadership and compensate them in a manner consistent with the interests of MAA’s shareholders, overseeing MAA’s risk assessment and management relative to compensation structures, and ensuring compliance with the rules and regulations of the SEC in regards to certain disclosures required in this Proxy Statement.

More specifically, the Compensation Committee Charter requires the committee to:

✓
Review and approve our compensation objectives
✓
Review and recommend the compensation programs, plans, and awards for the CEO to the Board and review and approve the same for the other executive officers, after taking into consideration any past “Say-on-Pay” votes by our shareholders
✓
Review and approve any employment and severance arrangements and benefits of the CEO and other executive officers
✓
Recommend to the Board how often MAA should submit the “Say-on-Pay” vote to shareholders
✓
Recommend the compensation for directors to the Board
✓
Evaluate and oversee risks associated with the company’s compensation policies and practices

✓
Act as administrator, as may be required, for our equity-related incentive plans
✓
Review and discuss with management the information contained in the Compensation Discussion and Analysis section of the Proxy Statement
✓
Assess the independence of, retain and oversee compensation consultants, outside counsel and other advisors assisting the committee with the performance of its duties
✓
Review and reassess annually the Compensation Committee Charter and recommend any proposed changes to the Board for approval
✓
Issue a report annually related to executive compensation, as required by the SEC’s proxy solicitation rules

2022 PROXY STATEMENT	14

ELECTION OF DIRECTORS

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
5 Members	100% Independent	4 Meetings in 2021

Generally, the Board has charged the Nominating and Corporate Governance Committee with identifying and recommending individuals qualified to serve as Directors of MAA, reviewing the composition, structure and functioning of the Board, recommending corporate governance policies for the Board and MAA, establishing and maintaining CEO and Director succession plans and procedures, and overseeing the annual evaluation of the Board, its committees and management.

More specifically, the Nominating and Corporate Governance Committee Charter requires the committee to:

✓
Provide assistance and oversight in identifying qualified individuals to serve as members of the Board and make recommendations to the Board regarding the selection and approval of the Director Nominees to be submitted for a shareholder vote at the annual meeting of shareholders
✓
Review the qualification and performance of incumbent Directors to determine whether to recommend them as Director Nominees for re-election
✓
Review and consider candidates for Directors who may be suggested by any Director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law
✓
Provide assistance and oversight in recruiting and recommending qualified nominees for new or vacant positions on the Board
✓
Make committee membership recommendations to the Board
✓
Oversee the annual evaluation of the effectiveness of the current policies and practices of the Board and its committees

✓
Review considerations relating to board composition and develop and recommend criteria for membership including diversity, independence, experience, expertise and skills to the Board for its approval
✓
Review potential Director conflicts of interest
✓
Review and recommend to the Board appropriate corporate governance principles that best serve the practices and objectives of the Board
✓
Review the orientation process and the continuing education program for all Directors, as may be required by applicable listing standards or other regulatory requirements
✓
Oversee succession planning for both the Board and CEO, and routinely obtain input from and update the full Board on succession plan reviews
✓
Annually review political contributions made by MAA
✓
Review and reassess annually the Nominating and Corporate Governance Committee Charter and submit any ✓proposed changes to the Board for approval

REAL ESTATE INVESTMENT COMMITTEE
5 Members	80% Independent	5 Meetings in 2021

Generally, the Board has charged the Real Estate Investment Committee with considering various investment opportunities presented by management and approving or disapproving specific acquisition, disposition or development investment projects for MAA that are in line with the Board approved strategy and within certain limits as established by the Board from time to time.

More specifically, the Real Estate Investment Committee Charter requires the committee to:

✓
Consider and approve or disapprove specific property acquisitions presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
✓
Consider and approve or disapprove the acquisition of land and subsequent initiation of construction for development projects presented by management which fall within the individual and aggregate committee approval levels as periodically established by the Board
✓
Refer and make a recommendation to the Board regarding proposed transactions which fall outside of the individual or aggregate approval levels as periodically established by the Board

✓
Consider and approve or disapprove disposition of individual properties not listed as a potential disposition property in the annual strategic plan as reviewed and approved by the Board as well as any property for which the disposition would result in materially lower net proceeds than previously considered by the Board
✓
Review and reassess annually the Real Estate Investment Committee Charter and submit to the Board any recommended changes

Our Board may, from time to time, form other committees as circumstances warrant. Such committees will have the authority and responsibility as delegated by the Board. Copies of the Audit, Compensation, Nominating and Corporate Governance and Real Estate Investment Committee Charters are available at no charge. See page 3 for information on how to request a copy or access the charters online.

2022 PROXY STATEMENT	15

ELECTION OF DIRECTORS

ADDITIONAL BOARD GOVERNANCE

We believe that effective corporate governance is the foundation to our success and long-term sustainability and critical to our ability to create long-term value for our shareholders. The Board and its committees regularly review our corporate governance policies and benchmark them against other public companies, our peers and industry best practices. The Board also considers feedback we receive from investor engagements and other stakeholders of MAA. We will continue to monitor emerging developments in corporate governance and enhance our policies and procedures when required by regulation or when our Board determines that it would benefit our shareholders.

GOVERNANCE PRACTICES

PRACTICES RELATED TO DIRECTOR COMPENSATION
INDEPENDENT EXTERNAL DIRECTOR COMPENSATION CONSULTANT	The Board periodically engages an independent external compensation consultant to benchmark non-employee Director compensation and makes recommendations to the Compensation Committee on appropriate compensation packages. The consultant advises on both the size, form and mix of compensation components and provides no services to MAA outside of executive and non-employee Director compensation analysis and advice.
NO DIRECTOR COMPENSATION FOR EMPLOYEES	Directors who are also employees of MAA receive no compensation for serving on the Board.
CAPS ON NON-EMPLOYEE DIRECTOR COMPENSATION	Under the Second Amended and Restated MAA 2013 Stock Incentive Plan approved by shareholders at the 2018 Annual Meeting of Shareholders, the total value of cash paid to a director in one calendar year cannot exceed $250,000 and the total value of equity awards granted to a director in one calendar year cannot exceed $400,000.
PRACTICES RELATED TO EXECUTIVE COMPENSATION
See Pages 43-49	For details regarding governance practices in place specific to the compensation of our NEOs, please see the Compensation Approach and Governance section.
PRACTICES RELATED TO FINANCIAL REPORTING, ACCOUNTING POLICIES AND AUDITING
See Pages 70-72	For details regarding governance practices in place specific to our accounting policies and procedures, controls over financial reporting and auditing practices, please see the Audit Committee Policies section.
PRACTICES RELATED TO ESG
BOARD AND COMMITTEE OVERSIGHT

Societal and investor interests in matters related to ESG continue to grow and our Board recognizes that sustainability matters are critical to our ability to execute on our long-term strategic goals. The Board is directly responsible for setting MAA’s strategy, which includes long-term sustainability planning. As such, at its March 2022 meeting, the Board approved changes to the Audit Committee Charter to delegate oversight responsibility for our ESG strategies, programs, disclosures and controls to the Audit Committee. The Audit Committee will meet with executive management responsible for the execution of our ESG programs on at least an annual basis to consider the adequacy and effectiveness of internal controls related to our ESG disclosures and will provide a report to the Board on those discussions.

Other Board committees will assist the Board and Audit Committee with ESG oversight by continuing to evaluate management’s efforts related to each of their respective areas of oversight. In addition, the Board will continue to receive quarterly reports from management on ESG matters and discuss various aspects of ESG during its annual strategy session as well as during quarterly strategy updates.

2022 PROXY STATEMENT	16

ELECTION OF DIRECTORS

PRACTICES RELATED TO CYBERSECURITY AND INFORMATION SECURITY
BOARD AND AUDIT COMMITTEE OVERSIGHT

The protection of the information technology systems on which we rely to operate and to protect the personal information that our residents, prospects, associates and shareholders entrust with us is critically important to our Board and us. Because of this, our Board has delegated oversight of management’s endeavors to identify, assess, monitor and address risks associated with cybersecurity incidents as well as management’s response and recovery plans associated with such events to the Audit Committee.

To perform these oversight responsibilities, the Audit Committee meets with executive management responsible for cybersecurity and enterprise risk-management on management’s endeavors and events related to cybersecurity and information security on a quarterly basis, receiving updates on a more frequent basis if needed. The Audit Committee then provides quarterly updates on these discussions to the Board. In addition, executive management presents an annual update on cybersecurity endeavors to the full Board, provides the Board with quarterly update reports on cybersecurity developments and also participates in discussions surrounding cybersecurity during Board strategy sessions.

CYBRESECURITY RISKS	A detailed discussion of the risks surrounding a breach or the failure of our or our service providers’ security measures can be found in Item 1A. Risk Factors in our Form 10-K filed with the SEC on February 17, 2022.
DEDICATED RESOURCES	We have a dedicated cybersecurity team, including associates holding CISSM, CISSP and ISO certifications, that partners with infrastructure resources, our Legal and Risk Management departments and our internal Risk Oversight and Crisis Response Committee to identify and mitigate, to a reasonable level, risks associated with cyber liability or potential liability for breaches of our or our service providers’ information technology systems and business operations disruptions.
STEPS TO PROTECT SYSTEMS AND DATA

We take steps, and generally require our service providers to take steps through onboarding due diligence and contractual obligations, to protect the security of the information processed, transmitted and stored in our and our service providers’ information technology systems. We utilize various procedures, systems, software and tools, including governance risk compliance tools to help manage and prioritize risks, in our efforts to maintain a strong security posture.

We participate in various industry and professional cybersecurity-focused groups and events in order to stay up to date on developing risks, threat actor activities and mitigation capabilities.

We also have our cybersecurity program evaluated on an annual basis by an independent external consultant to assess the maturity of our cybersecurity program. Results of these assessment are reported to the Audit Committee and Board.

ASSOCIATE AWARENESS AND TRAINING

All associates participate in a robust training and awareness program that includes mandatory web-based training upon hire and annually thereafter, skill-escalating monthly phish testing with follow-up training and communications and periodic hot topic communications, videos and alerts to provide timely information to associates on newly identified or recurring threats.

In 2021, MAA was named a 2021 Champion by The National Cyber Security Alliance for its participation in Cybersecurity Awareness Month.

TESTING SYSTEM DEFENSES	We perform independent external and internal penetration testing encompassing our network and web applications on an annual basis and perform internal vulnerability scanning weekly, reviewing all incidents and resolutions with senior management. In addition, we also engage 24/7 external monitoring and remediation services to supplement our internal efforts.
BUSINESS CONTINUITY	Our ability to execute on our business strategy over the long-term is dependent on the use of technology. We maintain business disruption procedures, including system redundancies, that allow us to operate should we not be able to access our network or service provider systems on a temporary basis. Enhancements we have made in this area are also often utilized to support seamless technology or vendor changes, minimizing any negative impact to our associates and residents of new service and technology offerings.
INSURANCE	We recognize that the risk of a data breach or security failure has generally increased due to the rise in new technologies and the increased sophistication and activities of the perpetrators of attempted attacks and intrusions. The security measures we and our service providers put in place cannot provide absolute security and we may suffer a cybersecurity or information security event. As such, we have insurance in place to help defray the cost should such an event occur.

2022 PROXY STATEMENT	17

ELECTION OF DIRECTORS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BOARD AND COMMITTEE OVERSIGHT

As part of the annual director nominee selection process, the Nominating and Corporate Governance Committee, as well as the full Board, reviews related party transactions and any potential conflicts of interest.

Under its written charter, the Audit Committee is required to review and discuss with management and our independent registered public accounting firm material related party transactions as required by applicable accounting and regulatory pronouncements. The charter also requires the Audit Committee to conduct prior reviews of related party transactions as described in NYSE Rule 314.00 and prohibit such transactions if determined to be inconsistent with the interests of MAA and its shareholders.

All transactions involving related parties must be approved by a majority of the disinterested members of our Board. Based on the information presented to it, the Board has determined that no related party transactions occurred or were proposed since the beginning of 2021.

CONFLICTS OF INTEREST	Under our Code of Conduct, an associate who becomes aware of a potential conflict of interest must report the conflict to a supervisor, or our Legal, Internal Audit or Human Resources department. If the potential conflict of interest involves our CEO, any of our executive officers, or a Director, our Board will determine whether to grant a waiver if a conflict of interest is determined to exist. No waivers were granted in 2021.
MATERIAL RELATIONSHIPS	None of our non-employee Directors had relationships with us during 2021 that the Board determined were material.
INDEBTEDNESS OF MANAGEMENT	None of our NEOs nor Directors were indebted to us during 2021.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	Messrs. Norwood (Chairman), T. Lowder and Nielsen, and Mses. Jennings and McGurk served as members of the Compensation Committee during 2021. None of the members of the Compensation Committee is nor have they ever been an officer or associate of MAA, nor have any members of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K during 2021. During 2021, none of our NEOs served as a director or member of the Compensation Committee of any other entity whose executive officers served on our Board or Compensation Committee.
SHAREHOLDER ENGAGEMENT
BOARD AND MANAGEMENT ENGAGEMENT	The Board’s primary role is to represent the long-term interests of our shareholders. MAA’s executive and senior management, led by associates soley-focused on investor relations, proactively engages with our shareholders through a year-round engagement program overseen by the Board. We utilize numerous vehicles to directly reach and listen to our investors. We also periodically participate in various investor round-table events hosted by industry or other associations that provide broader insight on developing investor interests and concerns. The Board is routinely updated with feedback received from investors and can be communicated with directly. See page 3 for information on how to reach the Board.
SHAREHOLDER DRIVEN GOVERNANCE

Collaborations with our shareholders have resulted in many enhancements through the years that we believe strengthen our corporate governance and contribute to the long-term sustainability and success of our company.

✓  Moving from staggered to annual elections of Directors

✓  Amending our bylaws to encompass proxy access rights for shareholders

✓  Annual Corporate Responsibility Reports

✓  Expanded Board diversity disclosures including racial makeup of the Board

✓  Expanded disclosures on the qualifications and contributions of individual Director Nominees

✓  Enhanced Board oversight of ESG matters

✓  Adoption of a Policy on Political Contributions

2021 SHAREHOLDER ENGAGEMENTS	The COVID-19 pandemic has at times impacted our ability to meet face to face, but we have continued to engage with shareholders through other means when needed. In 2021, we held or participated in six investor conferences, one non-deal roadshow, two property tours, four quarterly earnings release calls and numerous one-on-one calls to stay connected with our retail shareholders and institutional investors. As a result, we had approximately 650 contacts with shareholders in 2021, representing a majority of the outstanding shares of our common stock.

2022 PROXY STATEMENT	18

ELECTION OF DIRECTORS

GOVERNANCE DOCUMENTS

Along with the elements of our Board structure and the oversight obligations contained in the committee charters, the following documents provide additional governance guidelines applicable to our Board and NEOs.

CORPORATE GOVERNANCE GUIDELINES
APPLICATION	The Corporate Governance Guidelines reflect the principles by which the Board operates, ensuring the Board represents the best interests of shareholders.	Copy available online and at no charge upon request. See page 3.
DIRECTOR INDEPENDENCE	At least a majority of Directors on the Board must be independent to provide appropriate oversight of management’s actions and contribute a variety of experiences and perspectives to strategy discussions.	11 out of 12 Director Nominees are Independent
OTHER PUBLIC BOARD SERVICE	Directors can only serve on a total of three other public boards. In addition, Directors must notify the Nominating and Corporate Governance Committee before accepting any new directorship to a public board so that the Board can evaluate if a conflict of interest would exist and consider whether the Director will have sufficient time to continue to provide quality service to the Board and our shareholders.	Highest number of other public board service by any Director is 2
RESIGNATION UPON EMPLOYMENT CHANGE	Directors who have a change in employer or significant change in job responsibilities must submit an offer of resignation from the Board and all committees for consideration. This allows the Board to evaluate the specific contributions of the Director and consider whether the change may impact the Director’s ability to continue to provide quality service to the Board and representation for our shareholders.
MANDATORY RETIREMENT AGE	Directors are ineligible for nomination for re-election once they reach the mandatory retirement age. Having a mandatory retirement age drives Board refreshment, allows for thoughtful succession planning over a longer period of time and acknowledges that a Director’s knowledge and contributions may become stale as he or she is further removed from active employment. Under the current Corporate Governance Guidelines, the Board does not have the authority to grant a waiver to the mandatory retirement age.	Mandatory retirement at age 75 with no waivers allowed
MAJORITY VOTE	Incumbent Directors must tender their resignation to the Board for consideration if they fail to receive a majority of the vote for re-election in an uncontested election.	Lowest Director approval of 93.3% in 2021
FREQUENCY OF MEETINGS	The Board is required to meet at least four times a year.	4 Board meetings in 2021
COMPLIANCE WITH ETHICS AND COMPLIANCE POLICIES	Directors and NEOs are required to comply with all MAA ethics and compliance policies. Any waivers must be approved by disinterested members of the Board and publicly disclosed.	No waivers granted
NON-MANAGEMENT AND INDEPENDENT DIRECTOR MEETINGS	Non-Management Directors are required to meet in executive session at regularly scheduled Board meetings and Independent Directors are required to meet at least once a year. The Board believes this provides a forum for open and candid discussion on matters or concerns involving management.
BOARD ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS	The Board and its committees have full and free access to all associates and the authority to engage independent advisors without notifying or receiving approval from MAA.
ATTENDANCE AT ANNUAL MEETING	Directors are encouraged to attend annual meetings of shareholders. We have historically scheduled a Board meeting on the same day as our annual meeting of shareholders so that our Directors will be on site for the meeting. Due to the COVID-19 pandemic, all of our then-serving Directors attended the 2021 Annual Meeting of Shareholders virtually.

2022 PROXY STATEMENT	19

ELECTION OF DIRECTORS

MINIMUM SHARE OWNERSHIP	Within five years of appointment, non-employee Directors must own 5 times the annual cash retainer fee in shares of MAA stock or the equivalent. The CEO must own 3 times his base salary and other NEOs must own 2 times their respective base salary within three years of appointment to their respective position. The Board believes share ownership in MAA better aligns the interests of Directors and management with those of our shareholders.	100% compliance with share ownership requirements
HOLDING PERIOD REQUIREMENT	NEOs are required to retain ownership of at least 50% of the number of net shares, after the payment of taxes, acquired through equity incentive plans until they retire, otherwise terminate or are no longer serving as a NEO. The Board believes requiring equity ownership over time helps to ensure a focus on long-term results.	100% compliance with holding period requirement
DIRECTOR EDUCATION	Directors are encouraged to attend accredited director education programs for which expenses are reimbursed by MAA. In addition, educational materials and presentations by external experts are periodically provided to the Board and its committees on various topics of interest and evolving areas.
ANONYMOUS ANNUAL PERFORMANCE EVALUATIONS	The Nominating and Corporate Governance Committee oversees the anonymous evaluation by Directors of the performance of the Board and each of their respective committees on an annual basis. Results are reviewed and discussed by each committee and the Board as a whole.
ANNUAL REVIEW	The Corporate Governance Guidelines are approved by the Board and required to be reviewed annually by the Nominating and Corporate Governance Committee.
CODE OF CONDUCT
APPLICATION	MAA’s Code of Conduct reflects our commitment to achieving high standards of business, personal and ethical conduct. The Code of Conduct is applicable to our Board, executive officers and all other associates, including our CEO, CFO (Principal Financial Officer) and Principal Accounting Officer.	Copy available online and at no charge upon request. See page 3.
ATTESTATIONS	Each member of our Board and all of our executive officers annually review the requirements in the Code of Conduct, attest in writing to meet the standards therein and affirm their compliance with those standards.	100% compliance
WAIVERS	Amendments to or waivers from our Code of Conduct (to the extent applicable to our CEO, Principal Financial Officer or Principal Accounting Officer) are publicly disclosed on our website.	No waivers have been granted
WHISTLEBLOWER POLICY
APPLICATION	The Whistleblower Policy sets forth the procedures established by the Audit Committee to allow for the receipt, retention and treatment of complaints received by MAA regarding accounting, internal accounting controls or auditing matters as well as the confidential, anonymous submission of concerns regarding questionable accounting and auditing matters.	Copy available online and at no charge upon request. See page 3.
ANNUAL REVIEW	The Whistleblower Policy and Procedures are required to be reviewed annually by the Audit Committee.
POLICY REGARDING THE ABILITY OF EMPLOYEES OR DIRECTORS TO ENGAGE IN HEDGING TRANSACTIONS OR PLEDGING OF SECURITIES
APPLICATION	Directors, executive officers and certain designated employees who in the ordinary course of the performance of their duties have access to material, nonpublic information regarding MAA or any of MAA’s subsidiaries are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of MAA equity securities granted as compensation, or held directly or indirectly by the individuals covered under the policy. These prohibitions also apply to any covered individual’s spouse, minor children, family members living within the same household and any other affiliates or affiliated entities.

2022 PROXY STATEMENT	20

ELECTION OF DIRECTORS

PROHIBITED TRANSACTIONS

Specifically, the policy prohibits executing short sales (the selling of securities that are not owned at the time of sale), purchasing or selling derivative securities or hedging transactions (including the buying and selling of puts, calls, other derivative securities, derivative securities that provide the economic equivalent of owning securities, any opportunity to profit from the change in value of securities and any other hedging transaction), using securities as collateral on margin accounts and pledging securities as collateral for a loan.

These prohibitions relate to all MAA and MAA subsidiary securities including common stock, preferred stock, units in limited partnerships, options to purchase common stock, any other type of securities that MAA or MAA’s subsidiaries may issue (such as convertible debentures, warrants, exchange-traded options or other derivative securities), any derivative securities that provide the economic equivalent of ownership of any securities issued by MAA or MAA’s subsidiaries, and any opportunity to profit from any change in the value of any of the securities issued by MAA or MAA’s subsidiaries.

EXCEPTIONS	While MAA’s policy prohibits Directors, executive officers and other individuals, affiliates and affiliated entities (as outlined above) from pledging securities as collateral on a loan, at the time the prohibition was adopted, a one-time exception was made to grandfather an existing pledge amount which was already in place. The pledge was deemed to be of immaterial risk to shareholders and cannot be increased or expanded. No additional exceptions for pledges have been made, and the Nominating and Corporate Governance Committee has determined that no other exceptions for pledges will be granted.

BYLAWS AND CHARTER PROVISIONS
ANNUAL ELECTIONS OF DIRECTORS	MAA’s charter requires the annual election of all Directors. The Board believes that annual elections is an appropriate timeframe to ensure that Directors are being held accountable to shareholders.
SPECIAL MEETINGS OF SHAREHOLDERS	MAA’s bylaws allow any of the following to call a special meeting of the shareholders.		See page 3 to access a copy of our bylaws for more details.
	✓ CEO ✓ President ✓ Majority of the Board	✓ Majority of the Independent Directors ✓ Shareholders representing more then 10% of voting shares
PROXY ACCESS AND OTHER METHODS FOR SHAREHOLDERS TO RECOMMEND A DIRECTOR NOMINEE	Have Your Director Candidate Included In Our Proxy Materials	Pursuant to the proxy access provisions of our bylaws, a shareholder or a group of up to 20 shareholders that have collectively owned at least three percent of MAA’s common stock continually for a period of at least three years can nominate and include in our proxy materials, director candidates constituting up to 20% of the Board, provided that the shareholder(s) and the candidates satisfy the requirements specified in our bylaws.	See page 79 for timing details regarding the 2023 Annual Meeting of Shareholders
	Directly Nominate A Candidate For Election By Shareholders	Shareholders who meet the requirements provided in our bylaws can directly nominate a candidate for election by our shareholders at an annual meeting. To directly nominate a candidate for election by our shareholders, other than pursuant to the proxy access provision of our bylaws, you must provide the information required in our bylaws at our corporate headquarters.	See page 79 for timing details regarding the 2023 Annual Meeting of Shareholders
	Recommend A Candidate To The Nominating And Corporate Governance Committee	Shareholders can recommend a director candidate for consideration by our Nominating and Corporate Governance Committee. To recommend a candidate, the recommendation must be received at our corporate headquarters and include the required information specified in our bylaws.	See page 79 for timing details regarding the 2023 Annual Meeting of Shareholders

2022 PROXY STATEMENT	21

ELECTION OF DIRECTORS

PROCESS FOR IDENTIFYING AND

The Board is responsible for recommending Director Nominees to our shareholders for election at our annual meetings and, from time to time, for appointing Directors to fill vacancies on the Board. Our Board has delegated the responsibility for evaluating Board needs and the process of identifying and recruiting director candidates for Board consideration to the Nominating and Corporate Governance Committee. Following is the general process the Nominating and Corporate Governance Committee utilizes to identify and select Director Nominees.

The process to present a Director Nominee for shareholder approval begins with INPUT from various sources on the attributes that the Board as a whole needs in order to successfully execute its roles and responsibilities in the best interests of our shareholders.	The Nominating and Corporate Governance Committee considers the attributes needed by the Board as a whole and combines that with additional considerations as part of its ongoing SUCCESSION PLANNING efforts	The Nominating and Corporate Governance Committee combines the key criteria identified through its succession planning efforts and creates a CANDIDATE PROFILE for director searches and nominee recommendations

INVESTOR ENGAGEMENTS

Changes in shareholder interests and priorities may require new attributes or change the prioritization of certain attributes over time

BOARD APPROVED STRATEGY

Evolutions of our multi-year strategy may require new attributes not previously represented on the Board for appropriate oversight of strategy execution and risk management

ANNUAL BOARD AND COMMITTEE

SELF-ASSESSMENTS

Feedback from current Directors regarding the balance of qualifications and needs, among other matters, is incorporated

BUSINESS TRENDS

Changing industry and general business developments may require new attributes to provide guidance on new competitive frontiers or for effective risk management

ANNUAL SHAREHOLDER VOTE

Results of prior year Director elections can provide insight on shareholder satisfaction with individual Director and Board performance as well as governance matters important to our shareholders

KEY KNOWLEDGE AND EXPERIENCE

The specific knowledge and abilities required for the Board and its committees to execute their responsibilities to MAA are continually updated over time. The areas of expertise and experience our Board currently feels are particularly relevant to MAA and should be possessed by one or more Directors are:

▪  Real Estate Industry – Investment

▪  Real Estate Industry – Development/Construction

▪  Strategic Planning and Oversight

▪  Risk Oversight

▪  Public Company Platform

▪  Capital Markets

▪  Financial Literacy

▪  Large Organization Leadership and Human Capital Development

▪  Corporate Governance

DIRECTOR DEPARTURES

Planned retirements and unexpected departures are considered to identify any potential gaps in Board attribute needs

BOARD GOVERNANCE

Various governance matters such as board size and Director independence are considered in regards to MAA policies as well as peer and industry best practices to allow for efficient and effective Board functioning

REGULATORY REQUIREMENTS (SEC, NYSE)

Regulations are considered to ensure compliance with all relevant public company and listing exchange requirements

SPECIFIC CRITERIAS

Specific criteria for an individual Director appointment or nominee are identified based on the results of succession planning analysis

ABILITY TO SERVE

The ability to provide quality service to the Board and represent our shareholders is evaluated. Factors considered include:

▪  Time availability

▪  Independence status

▪  Other public board commitments

▪  Schedule flexibility

CONFLICTS OF INTEREST

Current relationships that may create potential conflicts of interest with service on the Board are evaluated

GENERAL CHARACTERISTICS

Certain personal characteristics are required of every Director to provide quality representation for our shareholders and set the correct tone from the top for MAA’s culture

These characteristics include:

▪  High personal and professional integrity, ethics and values

▪  Mature wisdom and sound judgement

▪  Inquiring and independent analysis

▪  Ability to objectively appraise management performance

▪  Willingness to represent the best interests of shareholders

▪  History of achievement reflecting superior standards

DIVERSITY

The Board believes that diversity provides a breadth of knowledge, perspectives, experiences and opinions that contribute to a stronger board. The Board and the Nominating and Corporate Governance Committee are dedicated to expanding diversity of personal attributes such as age, gender, race and ethnicity. We believe having diverse representation enhances the Board’s leadership effectiveness, attracts highly qualified associates, is more appealing to residents, enhances discussions of the Board and cultivates better decisions.

2022 PROXY STATEMENT	22

ELECTION OF DIRECTORS

SELECTING DIRECTOR NOMINEES

While the below table generally reflects the overall process utilized by the Nominating and Corporate Governance Committee to determine the needs of the Board, identify and select a candidate and make a recommendation to the Board, the committee may, from time to time, adapt the process, including the factors considered, utilize alternative sources to identify potential candidates or make other adjustments as the committee deems appropriate to address the priorities of any given situation.

The candidate profile is used to guide the IDENTIFICATION of POTENTIAL CANDIDATES from various sources	The Nominating and Corporate Governance Committee pursues targeted candidates to SELECT a Director Nominee	The selected candidates are APPOINTED or recommended as DIRECTOR NOMINEES for shareholder approval

INTERNAL RECOMMENDATIONS

Potential candidates may be recommended by current or past Directors or members of executive management

EXTERNAL SEARCH FIRMS

From time to time, the Nominating and Corporate Governance Committee may engage an external search firm to assist in identifying potential candidates that meet the candidate profile

SPECIALIZED OUTREACH

The Board or executive management may request recommendations from various external sources such as industry organizations

DIRECT INQUIRIES

From time to time the Nominating and Corporate Governance Committee may receive communications from individuals interested in serving on our Board

SHAREHOLDER RECOMMENDATIONS

The Nominating and Corporate Governance Committee will consider recommendations received by shareholders when done so in compliance with our bylaws (see page 79 for more information)

ASSESS INTEREST

Generally, a member of the Board or a consultant (if an external search firm is being utilized) will contact target candidates to assess their interest in potentially joining the Board

INTERVIEWS

Interested candidates will meet with members of the Board as well as members of management so they can learn more about MAA and the Nominating and Corporate Governance Committee can receive additional input to ascertain the candidate’s ability to serve as an engaged and beneficial member of the Board

DIRECTOR APPOINTMENT

From time to time, the Nominating and Corporate Governance Committee may feel it is appropriate to appoint a new Director prior to an annual meeting of shareholders (e.g. to meet a regulatory requirement, allow for overlap with a departing Director or due to other considerations). In these instances, the Director will serve until the next annual meeting of shareholders at which meeting the Director would be presented as a Director Nominee for shareholder approval pending a recommendation from the Nominating and Corporate Governance Committee to the Board to list the Director as a Director Nominee

DIRECTOR NOMINEE

The Board, upon recommendation by the Nominating and Corporate Governance Committee as a result of the process to identify and select Director Nominees, will present Director Nominees for approval by shareholders at the annual meeting of shareholders

ANNUAL ELECTIONS

All Directors must be re-nominated for shareholder approval on an annual basis

ONBOARDING

In anticipation of an appointment or following election by shareholders at an annual meeting of shareholders, a new director will participate in various meetings with management and Board groups in order to learn more about the Board and committee procedures, MAA’s operations and long-term strategy and other various matters

2022 PROXY STATEMENT	23

ELECTION OF DIRECTORS

DIRECTOR NOMINEES FOR ELECTION

OVERVIEW

The Board believes that each Director Nominee being presented for election has high ethical standards and has the time, ability and desire to execute their duties in representing the best interests of our shareholders. Furthermore, the Board feels the unique skills of each Director Nominee collectively provides a strong foundation for the Board’s strategic oversight and risk management responsibilities and provides the necessary expertise for the responsibilities delegated to the Board committees.

The following table and graphs provide a summary overview of the Director Nominees as a group, including identification of the number of individual Director Nominees that satisfy each of the key knowledge and experience factors our Nominating and Corporate Governance Committee has identified as necessary for the effective oversight of our strategy and risk management.

The Director Nominees are also geographically dispersed throughout our portfolio footprint, residing in four out of our five geographic divisions, as well as outside of our current portfolio markets, offering critical market expertise to our portfolio strategy.

The Gender and Race/Ethnicity information provided in the table is as voluntarily disclosed by the respective Director Nominee.

The additional contributions that each Director Nominee offers to the strength of our Board and its committees and the leadership and oversight of MAA are outlined in their individual write-ups that can be found on the following pages.

	DEMOGRAPHICS
DIRECTOR NOMINEE	INDEPENDENCE	AGE (1)	TENURE	GENDER	RACE/ ETHNICITY	POSITION
H. Eric Bolton, Jr.	Management	65	1997	Male	White	CEO of MAA and Chairman of the Board
Alan B. Graf, Jr.	Lead Independent	68	2002	Male	White	Past EVP and CFO of FedEx Corporation
Toni Jennings	Independent	73	2016	Female	White	Chairman of the Board of Directors of Jack Jennings & Sons, Inc.
Edith Kelly-Green	Independent	69	2020	Female	Black	Founding Partner of JKG Properties LLC and The KGR Group Past VP and Chief Sourcing Officer of FedEx Express
James K. Lowder	Independent	72	2013	Male	White	Chairman of the Board of Directors and President of The Colonial Company
Thomas H. Lowder	Independent	72	2013	Male	White	Past Chairman of the Board of Trustees and CEO of Colonial Properties Trust
Monica McGurk	Independent	52	2016	Female	White	Past Chief Growth Officer of Kellogg Company
Claude B. Nielsen	Independent	71	2013	Male	White	Chairman of the Board of Directors and Past CEO of Coca-Cola Bottling Company United, Inc.
Philip W. Norwood	Independent	74	2007	Male	White	Principal, Haviland Capital, LLC Past President and CEO of Faison Enterprises, Inc.
W. Reid Sanders	Independent	72	2010	Male	White	President of Sanders Properties, LLC Past EVP of Southeastern Asset Management and President of Longleaf Partners Funds
Gary Shorb	Independent	71	2012	Male	White	Executive Director of the Urban Child Institute Past President and CEO of Methodist Le Bonheur Healthcare
David P. Stockert	Independent	60	2016	Male	White	Past CEO and President of Post Properties, Inc.
(1)	Age is as of May 17, 2022, the meeting date for the Annual Meeting.

2022 PROXY STATEMENT	24

ELECTION OF DIRECTORS

				KEY KNOWLEDGE AND EXPERIENCE									ADDITIONAL CONTRIBUTIONS
MAA COMMITTEE SERVICE				Real Estate Industry – Investment	Real Estate Industry – Development/Construction	Strategic Planning and Oversight	Risk Management/Oversight	Public Company Platform	Capital Markets	Financial Literacy	Large Organization Leadership and Human Capital Development	Corporate Governance
AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE	REAL ESTATE INVESTMENT
			CHAIR	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 26
CHAIR						✓	✓	✓	✓	✓	✓	✓	Page 27
	✓	✓			✓	✓		✓	✓			✓	Page 28
✓				✓		✓	✓	✓	✓	✓		✓	Page 29
		✓	✓		✓	✓		✓	✓			✓	Page 30
	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 31
	✓	✓				✓	✓	✓		✓	✓	✓	Page 32
	✓	CHAIR				✓	✓	✓		✓	✓	✓	Page 33
	CHAIR		✓	✓	✓	✓	✓		✓				Page 34
✓				✓		✓	✓	✓	✓	✓		✓	Page 35
✓		✓				✓	✓			✓	✓	✓	Page 36
			✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	Page 37

2022 PROXY STATEMENT	25

ELECTION OF DIRECTORS

INDIVIDUAL DIRECTOR NOMINEE DETAILS

Individual information including the specific qualifications of each of the Director Nominees is set forth in the following summaries. Director Nominee ages are given as of the date of the Annual Meeting.

H. ERIC BOLTON, JR. CEO, MAA	Management Director Since: February 1997 Age as of the Annual Meeting: 65

Mr. Bolton joined MAA in 1994 as VP of Development, was named COO in February 1996 and was subsequently promoted to President in December 1996. Mr. Bolton has served as our CEO since October 2001 and he became Chairman of the Board in September 2002. Prior to joining MAA, Mr. Bolton served as EVP and CFO of Trammell Crow Realty Advisors, for which he worked for more than five years. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS

✓

Real Estate Industry – Investment

✓

Real Estate Industry – Development/Construction

✓

Strategic Planning and Oversight

✓

Risk Management/Oversight

✓

Public Company Platform

✓

Capital Markets

✓

Financial Literacy

✓

Large Organization Leadership and Human Capital Development

✓

Corporate Governance

✓

Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations, MAA Market Expertise

✓

Public Board Audit Committee Service

✓

REIT Structure

✓

Business Continuity and Crisis Management

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Data Privacy, Cybersecurity

✓

Digital Marketing

✓

Enhanced Branding

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Succession Planning

Mr. Bolton brings extensive multi-family real estate experience to the Board. His career in real estate has encompassed all aspects of the industry from investment, new development, acquisitions and dispositions, property repositioning and property operations. Mr. Bolton has served on the Executive Committee of the National Multi-Family Housing Council as well as the Advisory Board of Governors of NAREIT and currently serves as the Chairman of the Compensation Committee of EastGroup Properties, Inc., a mid-cap industrial REIT, having previously served as both Lead Director and a member of the Audit Committee. This service and his career experience, along with Mr. Bolton’s certifications as a Certified Public Accountant (inactive) and Associate of Risk Management, allows Mr. Bolton to contribute strong risk mitigation and oversight capabilities to our Board. In addition, Mr. Bolton offers long-term real estate market cycle acumen garnered over his 33-year career in real estate, during which he successfully led MAA through the Great Recession (2007–2009) without discontinuing or reducing dividends to shareholders.

Mr. Bolton also brings strong guidance to our ESG program, previously serving on the boards of the Memphis Botanical Garden and the Memphis Shelby Crime Commission, as well as being a past Partner Advisor to the Mid-South Minority Business Council.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Chairman of the Board ✓ Chairman of the Real Estate Investment Committee	✓ EastGroup Properties, Inc.	None

2022 PROXY STATEMENT	26

ELECTION OF DIRECTORS

ALAN B. GRAF, JR. Past EVP and CFO, FedEx Corporation	Independent Director Since: June 2002 Age as of the Annual Meeting: 68

Mr. Graf served as the EVP and CFO and as a member of the Executive Committee of FedEx Corporation from 1998 until his planned retirement in September 2020, continuing to serve as EVP and Senior Advisor through December 2020. Mr. Graf joined FedEx in 1980 as a senior financial analyst and held various management positions throughout the Finance division until serving as EVP and CFO of FedEx Express, FedEx’s predecessor, from 1991 to 1998.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS

✓

Strategic Planning and Oversight

✓

Risk Management/Oversight

✓

Public Company Platform

✓

Capital Markets

✓

Financial Literacy

✓

Large Organization Leadership and Human Capital Development

✓

Corporate Governance

✓

Public Board Audit Committee Chairman Service

✓

REIT Structure

✓

Business Continuity and Crisis Management

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Data Privacy, Cybersecurity

✓

Enhanced branding

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Environmental Innovation

✓

Legislative and Political Acumen

As a result of his 41-year career at FedEx, a large multinational company, including 30 years as an executive, Mr. Graf brings experienced insight in strategic vision and investments, navigation of growth, pursuit of technological and procedural innovations and organization management and development. In addition, Mr. Graf’s responsibilities for all aspects of FedEx’s global financial functions, including financial planning, treasury, tax, accounting and controls, internal audit and investor relations, along with his service as the chairman of the Audit Committee on the board of Nike, Inc., a multinational global brand and public company, offers extensive expertise to the oversight of our financial controls, audit activities, cybersecurity and risk mitigation as the Chairman of our Audit Committee.

Mr. Graf currently serves on the boards of Indiana University Foundation and University of Memphis and has been recognized for his positive impact on public education. Mr. Graf has also made an impact on the medical community in the Memphis area through his prior chairmanship of the board of Methodist Le Bonheur Healthcare and his ongoing support of the FedExFamilyHouse, a home for out-of-town families of patients at Le Bonheur Children’s Hospital that was founded by Mr. Graf and his wife, providing him with unique understanding of our corporate charity, The Open Arms Foundation, which offers similar accommodations for individuals receiving long-term medical care at facilities located away from their homes.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Lead Independent Director ✓ Chairman of the Audit Committee ✓ SEC Financial Expert	✓ Nike, Inc.	None

2022 PROXY STATEMENT	27

ELECTION OF DIRECTORS

TONI JENNINGS Chairman of the Board of Directors, Jack Jennings & Sons	Independent Director Since: December 2016 Age as of the Annual Meeting: 73

Ms. Jennings currently serves as the Chairman of the Board of Jack Jennings & Sons, Inc., a commercial construction firm, a position she has held since 2007, having previously served as President from 1982 to 2003.

Ms. Jennings served as the first female Lieutenant Governor for the State of Florida from 2003 to 2007. Prior to her service as Lieutenant Governor, Ms. Jennings served in the Florida House of Representatives from 1976 to 1980 and then the Florida Senate from 1980 to 2000, becoming the only person to have been elected to serve as President of the Florida Senate for two terms (1996 to 2000).

Prior to her public service, Ms. Jennings was an elementary school teacher.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Real Estate Industry – Development/Construction ✓ Strategic Planning and Oversight ✓ Public Company Platform ✓ Capital Markets ✓ Corporate Governance

✓

Other Real Estate Industry – MAA Market Expertise

✓

Public Board Compensation Committee Service

✓

REIT Structure

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Environmental Innovation

✓

Legislative and Political Acumen

Ms. Jennings’ construction experience within MAA’s geographical footprint brings valuable expertise to oversight of strategic investments in our development pipeline. In addition, her public service, including legislative relations on hurricane preparedness and disaster relief, provides a unique perspective on business continuity and crisis management as well as an understanding of regulatory compliance and ethical standards that makes her a valuable member of our Nominating and Corporate Governance Committee. She also contributes knowledge of public company compensation structures and controls to our Compensation Committee through her service on the Compensation Committee of another public board.

Ms. Jennings’ years of public service and experience as the youngest woman ever elected to the Florida House of Representatives, the first female President of the Florida Senate (serving as such for an unprecedented two consecutive terms), and Florida’s first female Lieutenant Governor bring a unique perspective to Board discussions and provide leadership diversity and representation at our highest level of oversight, informing our approach to human capital development and reflecting our commitment to diversity and inclusion.

Ms. Jennings also offers an informed perspective to the direction and oversight of MAA’s ESG initiatives through her extensive service promoting health and education of children, including having served on the board of the Nemours Foundation and the steering committee for the Children’s Movement of Florida, as well as her service on the board of directors of Next Era Energy, Inc., the world’s largest producer of wind and solar energy.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Compensation Committee ✓ Nominating and Corporate Governance Committee	✓ Brown & Brown, Inc. ✓ Next Era Energy, Inc.	None

2022 PROXY STATEMENT	28

ELECTION OF DIRECTORS

EDITH KELLY-GREEN Founding Partner, JKG Properties LLC and The KGR Group	Independent Director Since: September 2020 Age as of the Annual Meeting: 69

Ms. Kelly-Green is a founding partner of JKG Properties LLC, a commercial real estate and single-family housing company formed in 2011, and The KGR Group, the owner of a large chain of restaurants formed in 2005.

Ms. Kelly-Green retired from FedEx Express, a subsidiary of FedEx Corporation, as VP and Chief Sourcing Officer in 2003, having joined FedEx Corporation in 1977 as a senior accountant. Ms. Kelly-Green held various positions during her time with the company including as VP of Internal Audit from 1991 until 1993 and VP, Strategic Sourcing and Supply from 1993 until her appointment as VP and Chief Sourcing Officer.

Prior to joining FedEx Corporation, Ms. Kelly-Green worked as a senior auditor for Deloitte & Touche from 1973 until 1977.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Real Estate Industry – Investment ✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Public Company Platform ✓ Capital Markets ✓ Financial Literacy ✓ Corporate Governance

✓

Other Real Estate Industry – Retail, Commercial and Single Family Sectors

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

Ms. Kelly-Green’s certification as a Certified Public Accountant (inactive), background in auditing and accounting for a global public company, previous service on the Board of Directors of Paragon National Bank, designation as an SEC Financial Expert and strategic and risk oversight experience gained through various entrepreneurial endeavors makes her a valuable member of our Audit Committee, which exercises oversight of financial statement controls, auditing procedures and capital market plans. In addition, Ms. Kelly-Green’s real estate experience also adds a non-multifamily real estate sector perspective to portfolio strategy discussions.

Ms. Kelly-Green has been honored by several organizations for her extensive volunteerism and leadership with numerous civic and philanthropic organizations, including serving as the founding Chairman of The Women’s Council for Philanthropy at the University of Mississippi, as a founding board member of both the Women’s Foundation for a Greater Memphis and Philanthropic Black Women of Memphis, and for her endowment scholarships for African-American females in accounting, to name a few. Ms. Kelly-Green’s commitment to providing opportunities to others coupled with her experiences as an African-American professional in corporate organizations, starting as the youngest African-American candidate and one of the first African-American women to pass the certified public accountancy exam in Tennessee to becoming the first African-American VP at FedEx Express, provide a unique and important perspective to the Board’s and Audit Committee’s oversight of our ESG program, particularly as to our approach to human capital and inclusion and diversity efforts.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Audit Committee ✓ SEC Financial Expert	✓ Sanderson Farms, Inc.	2000-2019: Applied Industrial Technologies, Inc.

2022 PROXY STATEMENT	29

ELECTION OF DIRECTORS

JAMES K. LOWDER Chairman of the Board of Directors and President, The Colonial Company	Independent Director Since: October 2013 Age as of the Annual Meeting: 72

Mr. Lowder has served as Chairman of the Board of Directors and President of The Colonial Company and several subsidiary and related companies since 1995, including the Lowder Construction Company for which Mr. Lowder was appointed as President in 1974.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Real Estate Industry – Development/Construction ✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Public Company Platform ✓ Capital Markets ✓ Corporate Governance

✓

Other Real Estate Industry – Commercial Sector, Industry Association Service

✓

MAA Market Experience

✓

REIT Structure

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Environmental innovation

Mr. Lowder has considerable construction and development expertise stemming from his career in the real estate industry, including through leading The Colonial Company, which invests in and manages companies involved in real estate development and insurance and, at times, serving on several construction industry boards including the Home Builders Association of Alabama and the Greater Montgomery Home Builders Association. In addition, much of Mr. Lowder’s experience is within MAA’s geographic footprint, providing knowledgeable insight on markets, strong oversight of our development pipeline and thoughtful input on our portfolio strategy, making him a valuable member of the Real Estate Investment Committee.

Mr. Lowder has a history of civic development and community service having served, at times, on the board of Leadership Montgomery, as president of the Montgomery YMCA and past chairman of the Montgomery Area United Way Campaign. Mr. Lowder continues to serve on the boards of a number of charitable organizations that support the arts community and is the Managing Director of The J.K. Lowder Family Foundation, a non-profit organization founded by Mr. Lowder and his wife to support and develop the idea of community and what it means to be an involved, conscientious citizen. Mr. Lowder’s community service and leadership coupled with his 23 years of experience serving on the board of Alabama Power Company, a subsidiary of Southern Company, recipient of the Edison Electric Institute Edison Award for its portfolio of energy storage research and development initiatives, allows him to provide thoughtful and informed oversight and direction to our ESG initiatives.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Nominating and Corporate Governance Committee ✓ Real Estate Investment Committee	None	None

James K. Lowder is the brother of Thomas H. Lowder, another one of our Directors.

2022 PROXY STATEMENT	30

ELECTION OF DIRECTORS

THOMAS H. LOWDER Past Chairman of the Board of Trustees and CEO, Colonial Properties Trust	Independent Director Since: October 2013 Age as of the Annual Meeting: 72

Mr. Lowder served as the Chairman of the Board of Trustees for Colonial Properties Trust from its initial public offering in 1993 until its merger with MAA in October 2013 and as its CEO from 1993 until he retired in 2006 and again from 2008 until October 2013. Mr. Lowder previously served as President and CEO of Colonial Properties, Inc., the predecessor of Colonial Properties Trust, from 1976.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS

✓

Real Estate Industry – Investment

✓

Real Estate Industry – Development/Construction

✓

Strategic Planning and Oversight

✓

Risk Management/Oversight

✓

Public Company Platform

✓

Capital Markets

✓

Financial Literacy

✓

Large Organization Leadership and Human Capital Development

✓

Corporate Governance

✓

Other Real Estate Industry – Multifamily, Office and Retail Sectors, Industry Association Service, Multifamily Operations, MAA Market Expertise

✓

REIT Structure

✓

Business Continuity and Crisis Management

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Data Privacy, Cybersecurity

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Succession Planning

Mr. Lowder’s leadership of Colonial Properties Trust along with his prior service on the board of NAREIT provides him with a keen insight and understanding of our organization including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, demographics and expectations of our customer base, multifamily property operations, capital markets and investor relations. Thus, Mr. Lowder provides the board with an independent expert voice during strategy and portfolio discussions. The overlap of the markets of the prior Colonial Properties Trust and MAA add to Mr. Lowder’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee. Mr. Lowder also contributes to the deliberations of our Compensation Committee through his knowledge of public company executive compensation structures and his experience serving on the Compensation Committee for the Children’s Hospital of Alabama.

In addition to serving on the board for the Children’s Hospital of Alabama (past chairman), Mr. Lowder also serves on the board of the Quarterbacking for Children’s Health Foundation and previously served on the boards of the University of Alabama Health Services Foundation and the United Way of Central Alabama (past chairman), amongst others. Mr. Lowder’s extensive philanthropic endeavors add thoughtful and informed direction to the oversight of our ESG initiatives.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Compensation Committee ✓ Real Estate Investment Committee	None	None

Thomas H. Lowder is the brother of James K. Lowder, another one of our Directors.

2022 PROXY STATEMENT	31

ELECTION OF DIRECTORS

MONICA MCGURK Past Chief Growth Officer, Kellogg Company	Independent Director Since: March 2016 Age as of the Annual Meeting: 52

Ms. McGurk served as the Chief Growth Officer of Kellogg Company from January 2019 to March 2022, after serving as Chief Revenue and eCommerce Officer upon joining the company in July 2018.

Prior to joining Kellogg Company, Ms. McGurk worked for Tyson Foods, Inc. from 2016 until September 2017. Ms. McGurk joined Tyson Foods, Inc. as EVP of Strategy and New Ventures and President of Foodservice and was later promoted to Chief Growth Officer. Prior to joining Tyson Foods, Inc., Ms. McGurk worked for The Coca-Cola Company as SVP, Strategy, Decision Support and eCommerce, North America Group from 2014 until 2016, having previously served as VP, Strategy and eCommerce from 2012 until 2014.

Prior to joining The Coca-Cola Company, Ms. McGurk served for eight months as the CEO of The Alumni Factor, a digital media and information services start up.

From 1992 until 2012, Ms. McGurk served in a variety of roles at McKinsey & Company, a global management consulting firm, including serving as a Partner for eight years.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Public Company Platform ✓ Financial Literacy ✓ Large Organization Leadership and Human Capital Development ✓ Corporate Governance

✓

Public Company Mergers and Acquisitions

✓

Essential Services Industry

✓

Advanced Analytics and Consumer Insights

✓

Digital Marketing

✓

eCommerce

✓

Enhanced Branding

✓

Innovation in Web-Based Services

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

Ms. McGurk’s experience driving strategy and growth through brand development, revenue growth management, pricing, advanced analytics and innovative web-site technology for global organizations as well as previously serving on the Governor’s Blue Ribbon Commission on Advanced Analytics and Computing for the State of Arkansas provides a wealth of expertise and guidance to MAA’s continuing development and maximization of website analytics, brand evolution and customer experience of expanded digital offerings including virtual touring and online leasing in additional to the insight she brings to our strategy and portfolio growth discussions.

Ms. McGurk’s experience as an executive for several public companies outside of the real estate industry adds a diverse perspective to Compensation Committee deliberations for executive management compensation packages as well as oversight of our corporate governance program by the Nominating and Corporate Governance Committee.

Ms. McGurk is also an award-winning author whose works include a series focused on empowering young girls and bringing awareness to the child human trafficking crisis. Ms. McGurk uses her platform to advocate for empowering women by sponsoring and leading global women’s initiatives in various professional contexts, including presenting for the Center for Women in Leadership Executive Speaker Series in 2019. Ms. McGurk’s participation on the Nominating and Corporate Governance Committee provides a strong voice for diversity and the promotion of women leaders at our highest level of oversight and informs our approach and our Board’s oversight of human capital development.

Ms. McGurk’s service on the board of directors of Pivot Bio, a leader in the field of precision microbial adaptation to reduce the usage of fertilizers and provide a sustainable approach to feeding the world’s growing population, also offers an informed perspective and input on the Board discussions surrounding the environmental and sustainability aspects of our ESG endeavors.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Compensation ✓ Nominating and Corporate Governance Committee	None	None

2022 PROXY STATEMENT	32

ELECTION OF DIRECTORS

CLAUDE B. NIELSEN Chairman of the Board of Directors and Past CEO, Coca-Cola Bottling Company United, Inc.	Independent Director Since: October 2013 Age as of the Annual Meeting: 71

Mr. Nielsen has served as the Chairman of the Board of Directors for Coca-Cola Bottling Company United, Inc. since 2003. Mr. Nielsen also served as CEO of Coca-Cola Bottling Company United, Inc. from 1991 until his planned retirement in 2016. Mr. Nielsen joined the company in 1979 and held a variety of operational and managerial positions until his appointment as President in 1990.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Public Company Platform ✓ Financial Literacy ✓ Large Organization Leadership and Human Capital Development ✓ Corporate Governance

✓

Public Company Compensation Committee Service (Chairman), Governance Committee Service

✓

REIT Structure

✓

Business Continuity and Crisis Management

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Data Privacy, Cybersecurity

✓

Enhanced Branding

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Succession Planning

As a result of his 42-year career in an essential business industry and experience leading a company through tremendous periods of growth and several mergers, Mr. Nielsen provides our Board with a wealth of insight in setting the strategic direction of MAA, considering the scope and speed at which an organization can accept and adapt to change and identifying potential obstacles and risks to successful integrations. In addition, he also brings an understanding of the challenges of managing, developing and leading human capital in geographically-dispersed locations as well as operating in many of the markets within MAA’s portfolio footprint.

Mr. Nielsen previously served on the board of directors of AmSouth Bank Corporation and Regions Financial Corporation, providing the board with additional insight in banking and financial affairs.

Furthermore, Mr. Nielsen, having been both appointed and retiring as CEO of Coca-Cola Bottling Company United, Inc. as a result of formal succession events, brings first-hand insight regarding succession planning along with oversight experience gained from his prior service on the Governance Committee of Colonial Properties Trust to our Nominating and Corporate Governance Committee.

Mr. Nielsen also offers a unique perspective to our Compensation Committee having previously served as the Chairman of the Compensation Committee for Colonial Properties Trust, a public REIT prior to our merger in 2013, while also understanding private company approaches to executive compensation through his experience both as CEO and Chairman of the Board of Directors of Coca-Cola Bottling Company United, Inc.

Mr. Nielsen has been involved at times with several civic and charitable organizations including the United Way of Central Alabama, the American Cancer Society, the Birmingham Rotary Club and the Birmingham Business Alliance, amongst others. Mr. Nielsen also previously served as Chairman of the Coca-Cola Scholars Foundation and, along with his wife, has supported various initiatives at the University of Alabama at Birmingham, including innovation and business incubation as well as cancer research. Mr. Nielsen’s history of civic and community support and development bring an engaged and service-minded perspective to the oversight of MAA’s ESG initiatives.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Chairman of the Nominating and Corporate Governance Committee ✓ Compensation Committee	None	None

2022 PROXY STATEMENT	33

ELECTION OF DIRECTORS

PHILIP W. NORWOOD Principal, Haviland Capital, LLC	Independent Director Since: August 2007 Age as of the Annual Meeting: 74

Mr. Norwood has been a Principal of Haviland Capital, LLC, a real estate and private equity investment firm since its formation in 2013. He has also served as the Chairman of the Board of Directors for Pacolet Milliken Enterprises, Inc., a family-owned investment company in the real estate and energy/infrastructure industries since 2014.

From 1994 until his retirement in March 2013, Mr. Norwood served as the President and CEO of Faison Enterprises, Inc., a real estate development and investment company.

Prior to joining Faison Enterprises, Inc., Mr. Norwood worked for various Trammell Crow Company affiliates, having joined the organization in 1980 and holding various positions, including COO, until being appointed CEO and Chairman of the Board of Directors of Trammell Crow Realty Advisors in 1992 and Vice-Chairman of the Board of Directors for Trammell Crow Company until his departure in 1993.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Real Estate Industry – Investment ✓ Real Estate Industry – Development/Construction ✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Capital Markets	✓ Other Real Estate Industry – Commercial Sector, Industry Association Service, MAA Market Expertise ✓ Public Company Mergers and Acquisitions ✓ Essential Services Industry ✓ Environmental Innovation

With an extensive career in commercial real estate, encompassing investment experience in much of MAA’s portfolio footprint, Mr. Norwood provides expert knowledge regarding MAA’s markets, commercial investments and strategic portfolio decisions, as well as financial acumen related to transactions, making him a valuable member of the Real Estate Investment Committee, for which he also offers a unique perspective and understanding of the private sector with which MAA often competes for acquisitions.

As the Chairman of the Compensation Committee, Mr. Norwood brings knowledge of private real estate compensation structures and opportunities, which allows the Compensation Committee to consider the competitiveness of executive compensation packages beyond those at other public companies or within the public REIT industry.

In addition to Mr. Norwood’s service on various industry-related associations, he has also been involved with several civic and philanthropic endeavors and currently serves as the Chairman of the Board of Directors of Camp Blue Skies Foundation, which works to enhance the lives of adults with developmental disabilities through recreation, socialization and life skills education. Mr. Norwood’s mix of real estate expertise, history of community service and knowledge of various environmental sustainability initiatives, including solar, landfill-gas-to-energy and hydro-electric generation, gained through his service on the Board of Directors of Pacolet Milliken Enterprises, Inc., provide him with a very unique understanding of the challenges and opportunities the real estate industry faces in developing sustainability initiatives, making him a valuable voice in the Board’s oversight of our ESG program strategy and goals.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Chairman of the Compensation Committee ✓ Real Estate Investment Committee	None	None

2022 PROXY STATEMENT	34

ELECTION OF DIRECTORS

W. REID SANDERS President, Sanders Properties, LLC	Independent Director Since: March 2010 Age as of the Annual Meeting: 72

Mr. Sanders has served as President of Sanders Properties, LLC since its formation in 2004. Mr. Sanders also currently serves on the Investment Committee for several limited liability companies involved in commercial real estate.

Mr. Sanders was the co-founder of and, from 1975 until 2000, served as the EVP of Southeastern Asset Management and the President of Longleaf Partners Fund.

From 1971 until 1975, Mr. Sanders served as an investment officer and worked in credit analysis and commercial lending in the banking industry.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Real Estate Industry – Investment ✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Public Company Platform ✓ Capital Markets ✓ Financial Literacy ✓ Corporate Governance

✓

Other Real Estate Industry – Commercial Sector and MAA Market Expertise

✓

Public Board Audit Committee, Compensation Committee and Risk Oversight Committee Service

✓

REIT Structure

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

The combination of Mr. Sander’s financial acumen, knowledge of capital markets and deep background in investing in the real estate industry with his experience serving on the Risk Oversight Committees of both a public REIT and mortgage trust make him a valuable member of our Audit Committee. In addition, Mr. Sanders provides commercial sector knowledge to the Board’s portfolio strategy discussions as well as an understanding of the regulatory requirements surrounding our organizational structure as a REIT.

Mr. Sanders has also served, at times, on numerous boards reflecting a wide-range of civic and philanthropic endeavors encompassing the arts, education and medical services and is currently serving as Chairman of the Board of Directors of the Hugo-Dixon Foundation and on the Board of Trustees for the Dixon Gallery and Gardens, and The Dixon Gallery and Gardens Endowment Fund. Mr. Sanders dedication to supporting the arts and community enhancement adds thoughtful guidance to our ESG strategy.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Audit Committee	✓ Granite Point Mortgage Trust ✓ Two Harbors Investment Corp.	2016-2017: Silver Bay Realty Trust Corp.

2022 PROXY STATEMENT	35

ELECTION OF DIRECTORS

GARY SHORB Executive Director, The Urban Child Institute	Independent Director Since: May 2012 Age as of the Annual Meeting: 71

Mr. Shorb has served as the Executive Director of The Urban Child Institute since February 2017. From 2016 through April 2017, Mr. Shorb served as a Senior Advisor following his planned retirement in 2016 as President and Chief Executive Officer of Methodist Le Bonheur Healthcare, an integrated healthcare system that comprises a seven-hospital operation with $2 billion in annual revenues. Mr. Shorb joined Methodist Le Bonheur Healthcare in 1990 as EVP, COO, transitioning to President and CEO in 2001.

Before joining Methodist Le Bonheur Healthcare, Mr. Shorb served as President and CEO of Regional Medical Center in Memphis from 1986 to 1990, having joined the organization in 1982 as VP of Operations.

Prior to his work in the healthcare industry, Mr. Shorb worked as a project engineer with Exxon after serving as a Lieutenant Commander in the U.S. Navy.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS
✓ Strategic Planning and Oversight ✓ Risk Management/Oversight ✓ Financial Literacy ✓ Large Organization Leadership and Human Capital Development ✓ Corporate Governance

✓

Business Continuity and Crisis Management

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Data Privacy, Cybersecurity

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

✓

Succession Planning

With his background in engineering and operations and 15 years serving as the President and CEO of an integrated healthcare system, Mr. Shorb brings experienced insight related to risk mitigation, organizational management and as a provider of essential services to the Board’s oversight and strategic analysis discussions. His experience serving in a highly regulated industry requiring strong data security and privacy controls makes him a valuable member of our Audit Committee which oversees our financial statement controls and cybersecurity efforts. In addition, having been both appointed and retiring as CEO of Methodist Le Bonheur Healthcare as a result of formal succession events, he also brings experienced insight to our management and board succession plans through his service on our Nominating and Corporate Governance Committee.

As well as serving as the Executive Director of The Urban Child Institute, a non-profit dedicated to promoting the education, health and well-being of young children, Mr. Shorb has extensive community service and leadership experience that brings a wealth of insight to our human capital programs, including our diversity and inclusion efforts, oversight of our corporate charity, The Open Arms Foundation, and various initiatives of our ESG program. Mr. Shorb has been recognized by numerous organizations for his decades of involvement and leadership, serving at various times on the boards of the National Civil Rights Museum, United Way, the Memphis Shelby Crime Commission, Tennesseans for Early Childhood Education (past Chairman), Crosstown Highschool, Rust College, The University of Memphis Foundation and the Tennessee Business Leadership Council, amongst others.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Audit Committee ✓ Nominating and Corporate Governance Committee	None	None

2022 PROXY STATEMENT	36

ELECTION OF DIRECTORS

DAVID P. STOCKERT Past CEO and President, Post Properties, Inc.	Independent Director Since: December 2016 Age as of the Annual Meeting: 60

Mr. Stockert has served as one of three general partners in Sweetwater Opportunity Fund, L.P., an Atlanta-based private real estate investment fund, since 2019.

Mr. Stockert served as CEO and President of Post Properties, Inc. from 2002 until its merger with MAA in December 2016, having previously served as President and COO from 2001 until 2002.

Prior to joining Post Properties, Inc., Mr. Stockert served as EVP of Duke Realty Corporation, a public real estate company, from 1999 until 2000 and as SVP and CFO of Weeks Corporation from 1995 until it merged with Duke Realty Corporation in 1999.

From 1990 until 1995, Mr. Stockert was an investment banker in the Real Estate group at Dean Witter Reynolds Inc. (now Morgan Stanley) and prior to 1990 was a Certified Public Accountant.

KEY KNOWLEDGE AND EXPERIENCE	ADDITIONAL CONTRIBUTIONS

✓

Real Estate Industry – Investment

✓

Real Estate Industry – Development/Construction

✓

Strategic Planning and Oversight

✓

Risk Management/Oversight

✓

Public Company Platform

✓

Capital Markets

✓

Financial Literacy

✓

Large Organization Leadership and Human Capital Development

✓

Corporate Governance

✓

Other Real Estate Industry – Multifamily Sector, Industry Association Service, Multifamily Operations and MAA Market Expertise

✓

Public Board Lead Director Service and Governance Committee Service

✓

REIT Structure

✓

Business Continuity and Crisis Management

✓

Public Company Mergers and Acquisitions

✓

Regulatory Compliance

✓

Essential Services Industry

✓

Data Privacy, Cybersecurity

✓

Digital Marketing

✓

Change and Growth Management

✓

Civic Development, Community Service, Non-Profit Leadership and Oversight

As a result of his leadership of Post Properties, Inc. along with his prior service on the Board of Directors of the National Multi-Housing Council and other industry associations, Mr. Stockert provides a keen insight and understanding of our organization and industry including our structure, the regulatory environment of our industry, management of geographically-dispersed human capital, the demographics and expectations of our customer base, multifamily property operations, capital markets and investor relations. The overlap of the markets of the prior Post Properties, Inc. and MAA add to Mr. Stockert’s real estate investment and development expertise, making him a valuable member of the Real Estate Investment Committee.

Mr. Stockert has, at times, served on the Board of Directors of numerous civic and charitable organizations including Grady Health System, the YMCA of Metro Atlanta, the Community Foundation for Greater Atlanta, Westside Future Fund and Horizons Atlanta, amongst others. His leadership of the Post HOPE Foundation, the former corporate charity of Post Properties, Inc. dedicated to helping those in need, makes him uniquely qualified to assist the Board with the oversight of MAA’s corporate charity, The Open Arms Foundation, and guiding community involvement discussions related to our ESG initiatives.

CURRENT MAA BOARD SERVICE	OTHER CURRENT PUBLIC DIRECTORSHIPS	FORMER PUBLIC DIRECTORSHIPS (5 years)
✓ Real Estate Investment Committee	✓ Duke Realty Corporation	None

2022 PROXY STATEMENT	37

ELECTION OF DIRECTORS

DIRECTOR COMPENSATION

COMPENSATION PHILOSOPHY

Upon recommendations from the Compensation Committee, the Board sets compensation for our non-employee Directors. Directors who are employees of MAA are not compensated for serving on the Board. In considering their recommendation to the Board on non-employee Director compensation, the Compensation Committee endeavors to establish a compensation program that will facilitate the attraction and retention of highly qualified Directors and adequately recognize the efforts and contributions of those Directors. In doing so, the committee considers many factors including the level of responsibility and liability assumed by Directors, the time commitment involved, the level of expertise and skill the Board wishes to attract and retain and the additional responsibilities associated with serving on committees, as a chairman of a committee or as the Lead Independent Director.

The Board believes that the approach towards non-employee Director compensation should reflect the values used in setting NEO compensation in that it should be generally in line with the median compensation offered at comparable peer companies, reflect a mix of both cash and equity compensation to ensure alignment with our shareholders and be sustainable over the long-term.

The consultant hired by the Compensation Committee to assist with setting executive compensation is periodically engaged to benchmark and recommend appropriate compensation for our non-employee Directors.

2021 COMPENSATION PROGRAM

In 2020, the Compensation Committee retained an external compensation consultant from Pearl Meyer to assist with setting the compensation for non-employee Directors for 2021. Pearl Meyer’s work included benchmarking the 2020 compensation package against the same peer group established to evaluate NEO compensation and providing insight into then-current trends and compensation structures with the goal of setting total compensation near the median level of MAA’s comparative peer group for compensation. The 2020 review found that while the compensation program design was in line with industry peers and the broader market in terms of structure, the average non-employee Director pay was below the peer group 50th percentile.

The Compensation Committee discussed the compensation consultant’s analysis and recommendations, noted that no changes to non-employee Director compensation had been made since 2019, reviewed the expanding responsibilities of the Board and its committees as well as MAA’s performance results and recommended the Board approve the below compensation structure for 2021, which would better align total compensation for 2021 to the 50th percentile benchmark level from the 2020 study.

ANNUAL CASH FEES	The below 2021 annual cash fees were awarded to non-employee Directors in quarterly installments following our routine quarterly Board meetings. Committee chairmen do not receive their respective committee’s service fee in addition to their chairman fee.
	$80,000	Board service
	$20,000	Audit Committee Chairman
	$10,000	Audit Committee service (other than Chairman)
	$17,500	Compensation Committee Chairman
	$8,750	Compensation Committee service (other than Chairman)
	$12,500	Nominating and Corporate Governance Committee Chairman
	$6,250	Nominating and Corporate Governance Committee service (other than Chairman)
	$7,500	Real Estate Investment Committee service
	$27,500	Lead Independent Director
ANNUAL DIRECTOR GRANTS	Shares of restricted stock are granted to non-employee Directors following election to the Board. These shares of restricted stock vest at the end of the Director’s annual term. Dividends equivalent to the dividends paid on shares of common stock are paid on these shares of restricted stock prior to vesting. Directors who choose to leave the Board before their term is completed for reasons other than retirement, disability or death, forfeit their granted shares of restricted stock.
	$140,000	Approximate value of the 2021 Annual Director Grant
The non-employee Directors elected at the 2021 Annual Meeting of Shareholders were each issued 889 shares of restricted stock based on the closing stock price of $157.37 on May 18, 2021, the day of the meeting.

2022 PROXY STATEMENT	38

ELECTION OF DIRECTORS

DEFERRED COMPENSATION	In accordance with our Director Deferred Compensation Plan, Directors may have a comparable value of restricted stock units issued into a deferred compensation account in lieu of receiving their annual cash fees and/or their annual director grant. If Directors choose to defer their compensation in this manner, the compensation is paid out in two annual installments either in shares of our common stock or in the cash equivalent, (at the Director’s election), beginning in the year following the year in which the Director retires from the Board. Dividends equivalent to the dividends paid on shares of common stock are paid on shares of restricted stock units prior to payout of the shares. All dividends paid on shares of restricted stock units prior to payout are dividend reinvested into additional shares of restricted stock units which are also deferred under the plan.

MIX OF COMPENSATION ELEMENTS

The below represents the average mix of compensation elements available to non-employee Directors and as actually awarded in 2021 based on the respective role(s) each non-employee Director held during 2021, and the payout elections each Director made. The graphs include compensation received by Russell R. French until his retirement from our Board in May 2021.

DIRECTOR COMPENSATION TABLE	The below table represents the compensation earned by each non-employee Director during 2021, including the compensation earned by Russell R. French who did not stand for re-election in 2021.

	Fees Earned	Stock	All Other
	Or Paid in Cash	Awards	Compensation	Total
Name	($) (1)	($) (2)	($) (3)	($)
Russell R. French (4)	$ 33,992	$ -	$ 2,396	$ 36,388
Alan B. Graf, Jr.	$ 127,500	$ 139,902	$ 4,219	$ 271,621
Toni Jennings	$ 95,000	$ 139,902	$ 4,219	$ 239,121
Edith Kelly-Green	$ 90,000	$ 139,902	$ 4,219	$ 234,121
James K. Lowder	$ 93,750	$ 139,902	$ 4,219	$ 237,871
Thomas H. Lowder (4)	$ 96,250	$ 139,902	$ 4,219	$ 240,371
Monica McGurk (4)	$ 95,000	$ 139,902	$ 4,219	$ 239,121
Claude B. Nielsen	$ 101,250	$ 139,902	$ 4,219	$ 245,371
Philip W. Norwood (4)	$ 105,000	$ 139,902	$ 4,219	$ 249,121
W. Reid Sanders (4)	$ 90,000	$ 139,902	$ 4,219	$ 234,121
Gary Shorb (4)	$ 96,250	$ 139,902	$ 4,219	$ 240,371
David P. Stockert (4)	$ 87,500	$ 139,902	$ 4,219	$ 231,621

(1)	Represents annual cash fees regardless of whether paid as cash or deferred by the Director and issued as restricted stock units in the Director Deferred Compensation plan.
(2)	Represents the grant of 889 shares of restricted stock to each non-employee Director elected at the 2021 Annual Meeting of Shareholders on May 18, 2021 at the closing stock price of $157.37 on the day of the meeting, regardless of whether the Director elected to have the grant issued as restricted stock units in the Director Deferred Compensation plan. The grants will vest on May 18, 2022, dependent upon continued service on the Board through the end of the Director’s term. Each non-employee Director elected at the 2021 Annual Meeting of Shareholders had aggregate restricted stock awards of 889 shares outstanding at December 31, 2021.
(3)	Represents the dividends paid during 2021 on unvested shares of restricted stock and restricted stock units regardless of whether an 83(b) election was made.

(4)	These Directors elected to have all or a portion of their annual cash fees issued as shares of restricted stock units in the Director Deferred Compensation Plan. The table below represents the foregone cash and aggregate number of restricted stock units issued.		Foregone	Restricted
		Name	Cash	Stock Units
		Russell R. French	$ 8,498	73
		Thomas H. Lowder	$ 96,250	560
		Monica McGurk	$ 95,000	553
		Philip W. Norwood	$ 105,000	610
		W. Reid Sanders	$ 90,000	523
		Gary Shorb	$ 96,250	560
		David P. Stockert	$ 87,500	509

2022 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
PROPOSAL 2:	EXECUTIVE COMPENSATION
MATTER TO BE VOTED

An advisory (non-binding) vote to approve NEO compensation as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs. As such, shareholders are asked to approve the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the disclosures in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this Proxy Statement.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

The vote under this proposal is advisory, and therefore, not binding on us, our Board or the Compensation Committee. However, our Board, including the Compensation Committee, values the opinions of our shareholders and, to the extent there is a significant vote against the NEO compensation as disclosed in this Proxy Statement, the Board will consider what actions may be appropriate.

	IMPACT OF ABSTENTIONS	Abstentions will have no legal effect on whether this proposal is approved.
	IMPACT OF BROKER NON-VOTES	Broker non-votes will have no legal effect on whether this proposal is approved.
BOARD RECOMMENDATION	✓ The Board recommends you vote “FOR” the compensation of our NEOs as disclosed in this Proxy Statement

The vote on this proposal is not a vote on our general compensation policies, non-employee Director compensation, or our compensation policies as they relate to risk management. It is also not a vote intended to address any individual element of compensation. The vote specifically relates to the compensation of our NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The vote is an advisory, non-binding vote, but our Board values shareholder input on NEO compensation and the Compensation Committee will consider the results of this vote in determining future compensation packages. Furthermore, while the vote specifically applies only to the NEOs listed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC, the Compensation Committee will also apply shareholder feedback on the compensation packages offered to all of our executive officers and other members of the executive leadership team who are identified below with our CEO in alphabetical order. While the total level of opportunity may vary amongst executive officers and/or other members of the executive leadership team, the Compensation Committee feels it is important to provide a consistent compensation structure across these associates in order to encourage enterprise-wide teamwork, collaboration and focus on our strategy.

H. Eric Bolton, Jr.	CEO
Timothy Argo	EVP, Chief Strategy & Analysis Officer
Albert M. Campbell, III	EVP, Chief Financial Officer
Melanie M. Carpenter	EVP, Chief Human Resources Officer
Robert J. DelPriore	EVP, Chief Administrative Officer & General Counsel
Joseph P. Fracchia	EVP, Chief Technology & Innovation Officer
Thomas L. Grimes, Jr.	EVP, Chief Operating Officer
A. Bradley Hill	EVP, Chief Investment Officer

We believe it is important to receive frequent feedback from shareholders on executive compensation and are pleased that shareholders have voted in the past to support an annual vote on executive compensation. The next such vote will take place with our 2023 Annual Meeting of Shareholders.

2022 PROXY STATEMENT	40

EXECUTIVE COMPENSATION

In the following pages we have provided detailed information on the philosophy and objectives of the Compensation Committee in determining NEO compensation, the committee’s decision-making process and the factors they consider, the compensation structures in place during 2021 and the resultant compensation earned by NEOs.

We believe the compensation programs developed by the Compensation Committee for our NEOs in 2021 were effective in supporting sustainable long-term value creation for our shareholders and appropriately balanced the needs to attract, retain and reward executive officers, drive execution of company performance and strategic initiatives, discourage excessive risk-taking and align executive interests with those of our shareholders.

NEOs OF THE REGISTRANT

The Compensation Discussion and Analysis section of this Proxy Statement focuses on the compensation for our CEO, CFO and the next three highly compensated executive officers who were serving at the end of 2021, our NEOs, as outlined below. Ages are as of May 17, 2022, the date of the Annual Meeting.

H. ERIC BOLTON, JR. CEO Age 65
Mr. Bolton joined us in 1994, initially serving as Vice President of Development before being promoted to COO in February 1996 and subsequently appointed as President in December 1996. Mr. Bolton was named CEO in October 2001 and became Chairman of the Board in September 2002. Prior to joining us, Mr. Bolton was with Trammell Crow Company for more than five years and was EVP and CFO of Trammell Crow Realty Advisors. Prior to that, Mr. Bolton worked in the commercial banking industry for seven years.

ALBERT M. CAMPBELL, III EVP, CFO Age 55
Mr. Campbell joined us in 1998, initially responsible for our external reporting and forecasting efforts. Mr. Campbell held various financial positions, including Treasurer and Director of Financial Planning where he was responsible for managing the funding requirements of the business to support corporate strategy, before being promoted to CFO in January 2010. Prior to joining us, Mr. Campbell worked as a Certified Public Accountant with Arthur Andersen and served in various finance and accounting roles with Thomas & Betts Corporation.

THOMAS L. GRIMES, JR. EVP, COO Age 53	Mr. Grimes joined us in 1994, initially working on site at one of our multifamily properties. Mr. Grimes held various operational positions, including Director of Property Management and Director of Business Development where he worked with our joint venture partners, managed our new development efforts and directed our ancillary income business, before being promoted to COO in December 2011.

ROBERT J. DELPRIORE EVP, CAO and GC Age 53	Mr. DelPriore joined us in August 2013 as our EVP and GC, initially responsible for the development of our internal Legal Department before adding responsibility for our Commercial Division and Enterprise Risk Management, subsequently being promoted to EVP and CAO in early 2022. Prior to joining us, Mr. DelPriore was a partner in the securities department of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and in the corporate securities group of Bass, Berry & Sims PLC; during both of which he served as counsel to MAA.

A. BRADLEY HILL EVP, CIO Age 46	Mr. Hill joined us in 2010 as VP and Director of New Development and assumed increasing levels of responsibility surrounding our multifamily transactions and capital recycling activities before being promoted to SVP and Director of Multifamily Investing in 2014, subsequently promoted to EVP and Director of Multifamily Investing in 2016. In 2021, Mr. Hill assumed responsibility for our lease-up operations as well as our development pipeline and was promoted to EVP and CIO in late 2021. Prior to joining us, Mr. Hill held senior positions with two real estate development companies.

2022 PROXY STATEMENT	41

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section provides a detailed discussion of the compensation opportunities provided to our NEOs. It begins with the Compensation Committee’s philosophy and objectives regarding NEO compensation, then describes the process to set NEO compensation, including the factors considered when making compensation decisions, the structure and individual elements of our NEO compensation program and the actual compensation awarded to our NEOs for 2021.

The below Table of Contents is provided to help you navigate the topics covered in this section.

COMPENSATION APPROACH AND GOVERNANCE		Pages 43-49
43	Philosophy and Objectives
44	Decision Making Process
	44	Say on Pay
	44	Role of Compensation Consultant
	45	Market Benchmarking Considerations
	46	Role of Executive Management
	46	Risk Considerations
	48	Compensation Governance Considerations
	49	Other Considerations

2021 PROGRAM STRUCTURE		Pages 49-53
50	2021 NEO Direct Compensation Structure
52	2021 Target Compensation
53	2021 Compensation Caps

2021 NEO COMPENSATION		Pages 53-57
53	2021 MAA Performance
	53	Overall MAA Financial Performance
	53	Returns to Shareholders
	54	Compensation Incentive Plan Performance Metric Results
55	2021 Direct NEO Compensation Realized
	55	2021 Financial Metrics
	55	Market Metrics
	55	2021 Functional Goals
	56	Direct Compensation Realized to Date from 2021 NEO Compensation Program
	56	2019 LTIP Three-Year TSR Metric
57	Other Compensation Elements
	57	Benefits
	57	401(k) Plan
	57	Executive Deferred Compensation Plan
	57	Employment Agreements
	57	Change in Control Agreements

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION		Page 58

CONCLUSION		Page 58

2022 PROXY STATEMENT	42

EXECUTIVE COMPENSATION

COMPENSATION APPROACH AND GOVERNANCE

PHILOSOPHY AND OBJECTIVES

The primary objective of our executive compensation program is to drive key business and strategic goals over various time frames in support of long-term shareholder value creation. We also seek to provide fair and competitive pay opportunities that align with both overall MAA and individual performance, shareholder interests and sound corporate governance practices. The Compensation Committee, and the Board in regards to the CEO, believes that to implement this philosophy and create a balanced and reasonable compensation package in the best long-term interests of our shareholders, the below objectives must be incorporated in the program.

The Compensation Committee does not apply a specific weight or otherwise necessarily value one individual concept over another as the concepts deemed to be of most relevance may change over time reflecting changing compensation environments and market conditions, MAA’s evolving strategic initiatives, succession planning efforts or other factors. The corresponding numbers have been provided to assist in understanding how these concepts are reflected in the structure and governance practices discussed later.

1    ATTRACT AND RETAIN

Total executive compensation should be sufficiently competitive against other REITs and well-managed companies within the real estate industry to attract and retain highly qualified executive management with the necessary expertise and leadership abilities to execute our strategy.

2    DO NOT OVERPAY

Total target direct compensation is generally positioned at or near 50th percentile market values for similar roles at industry peers and other comparable companies, but may vary between the 25th and 75th percentiles to reflect various factors.

3    AVOID UNDUE RISK

Compensation elements and plans should promote actions in the best interest of the company and not encourage excessive risk-taking to increase individual rewards.

4    FAIR AND EQUITABLE

Total compensation opportunities, taking into account the scope of responsibilities for each role and its ability to impact overall MAA performance, should be fair and equitable amongst the executive officers and across all MAA associates.

5    REFLECT MATURITY IN ROLE

Total compensation opportunities should reflect the qualifications, expertise, experience and proven track record of each executive officer within his or her respective role.

6    QUANTIFIABLE

Total compensation should be clearly defined and materially based on measurable objectives.

7    ALIGN WITH MAA’s CULTURE

Total compensation opportunities should encourage ethical leadership aligned with MAA’s culture statement and Code of Conduct.

8    ALIGN WITH OVERALL MAA PERFORMANCE (Pay for Performance)

Total compensation opportunities should be materially linked to overall MAA performance to encourage teamwork across functional areas and ensure executives are dedicated to delivering on our overall strategy.

9    BALANCE ANNUAL AND LONG-TERM STRATEGIC GOALS

Total compensation opportunities should incentivize a balance between delivering both annual results and ensuring long-term performance.

10    REWARD SUPERIOR PERFORMANCE

Total compensation should reward executives for achieving superior performance which exceeds targeted business goals.

11    ALIGN WITH SHAREHOLDERS

The form of compensation should align the financial interests and goals of our executives with those of our shareholders.

12    REWARD FOR CREATING LONG-TERM SHAREHOLDER VALUE

Executive management should benefit from creating long-term shareholder value.

13    SUSTAINABLE

Total compensation packages should be sustainable to ensure consistency in our ability to retain qualified executive management and to continue to create long-term value for our shareholders in the future.

14    SUPPORTED BY SHAREHOLDERS

Executive compensation packages should have the support of our shareholders.

2022 PROXY STATEMENT	43

EXECUTIVE COMPENSATION

DECISION MAKING PROCESS

The Compensation Committee is responsible for the compensation of executive management, both in terms of establishing the form and opportunities for each executive and in overseeing the actual awards made to each executive under our compensation plans. In regards to the CEO, the Compensation Committee makes recommendations to our Board and the non-employee directors vote to approve CEO compensation.

The Compensation Committee considers many factors and, from time to time, obtains input related to certain aspects of executive compensation from the other Independent Directors as well as non-Board sources, including external consultants. The Compensation Committee does not generally consider prior compensation in making compensation decisions, believing that compensation should reflect the current environment of the factors being considered. The committee does not have a pre-defined framework that determines which factors may be more or less important in any given year, and the emphasis placed on any given factor may vary both among the respective executives and over time.

Ultimately, the Compensation Committee’s judgment of all factors it deems relevant in any year forms the basis for determining the executive compensation set for our CEO and other NEOs.

SAY ON PAY 14

The Compensation Committee carefully considers the results of the shareholder vote to approve executive compensation from prior meetings when establishing executive compensation packages and believes the historical Say on Pay vote outcomes are an endorsement by shareholders of their overall total compensation package and approach for our NEOs. The committee feels it is important to obtain this shareholder feedback on a routine, frequent basis. As such, the Board, on behalf of the Compensation Committee, has always recommended that the frequency of the vote to approve executive compensation be done on an annual basis.

92%	Executive Compensation	95%
APPROVAL FOR	APPROVED EVERY YEAR	AVERAGE APPROVAL RATE
Say on Pay In 2021	Since Introduced in 2011	Since 2011

ROLE OF COMPENSATION CONSULTANT

The Compensation Committee has the power and authority to hire outside advisors or consultants to assist the committee in fulfilling its responsibilities, at MAA’s expense and upon terms established by the Compensation Committee. The Compensation Committee routinely hires external consultants to assist in reviewing our executive compensation program, establishing an appropriate benchmark comparator group, benchmarking plan design, mix of compensation elements and levels of compensation opportunities, and evaluating risks associated with our executive compensation program.

The Compensation Committee engaged Pearl Meyer in 2020 to assist with the review and development of the executive and non-employee director compensation programs for 2021. The Compensation Committee requested the consultant review the companies included in our comparator group and provide any recommended changes, benchmark both non-director and executive compensation packages against the finalized comparator group, considering the form, mix and levels of compensation opportunities, and make any recommendations the consultant felt were appropriate.

Compensation Consultant Independence

Prior to the retention of a compensation consultant or any other external advisor, and from time-to-time as the Compensation Committee deems appropriate, the Compensation Committee assesses the independence of such advisor from management, taking into consideration all factors relevant to such advisor’s independence, including the factors specified in NYSE listing standards.

The Compensation Committee assessed the independence of Pearl Meyer in relation to the analysis performed in 2020, taking into account the policies and procedures the consultant has in place to prevent conflicts of interest, any business or personal relationships between the consultant and the members of the Compensation Committee and Board, any ownership of MAA securities by the individual who performs consulting services for the Compensation Committee and any business or personal relationships of the firm with any of our NEOs.

Pearl Meyer provided the Compensation Committee with appropriate assurances and confirmation of its independent status pursuant to the factors indicated above. The Compensation Committee believes that Pearl Meyer remained independent throughout their service to the committee and that there was no conflict of interest between the firm and the Compensation Committee.

2022 PROXY STATEMENT	44

EXECUTIVE COMPENSATION

MARKET BENCHMARKING CONSIDERATIONS 1, 2

The Compensation Committee considers benchmark information when establishing and measuring the appropriateness and competitiveness of various aspects of our executive compensation packages, including the items listed below, amongst others.

✓ Base salary ranges ✓ Annual and long-term incentive award ranges ✓ Mix of variable versus fixed compensation ✓ Mix of cash versus equity award opportunities

✓

Target and maximum performance award opportunities

✓

Total direct compensation (sum of base salary plus short-term and long-term incentives)

✓

Validity of package design and performance measures

✓

Compensation levels in relation to overall company performance

While the Compensation Committee believes that the type and levels of compensation opportunities provided should be competitively reasonable and appropriate for our business needs and circumstances, the committee’s approach is to consider competitive compensation practices amongst other relevant factors rather than solely establishing compensation at specific benchmark percentiles. This enables us to respond to changes in the labor market and provides us with flexibility in maintaining and enhancing the engagement, focus and motivation of our executives. Broadly, however, unless otherwise warranted by performance or other factors, the Compensation Committee believes it is generally appropriate to be relatively in line with 50th percentile target pay levels for comparable organizations against which MAA competes for business and executive talent and does not believe it is reasonable or appropriate for target executive compensation to be materially outside of comparative benchmark ranges (either above the 75th percentile or below the 25th percentile) whether in terms of individual elements of the compensation program or overall total target executive compensation.

Compensation Comparator Group

The Compensation Committee believes it is critical to select the appropriate comparator group for benchmarking purposes. In conjunction with consulting with our Compensation Committee to set 2021 executive compensation, Pearl Meyer reviewed our then current peer group considering various factors including each organization’s number of employees, enterprise size and value, TSR performance, credit ratings and geographical markets of operations, among other items. Pearl Meyer also reviewed REITs utilized by our multifamily peers for their peer groups as well as other comparably-sized REITs across various sectors in the industry. Pearl Meyer and the Compensation Committee also consider whether a company is in extreme financial distress or has poor executive pay governance perceptions and eliminates such companies from the peer benchmarking group.

After considering Pearl Meyer’s analysis, the Compensation Committee determined that no adjustments to the existing peer group were needed and instructed Pearl Meyer to use the following peer group to provide executive benchmarking analysis.

✓

Apartment Investment & Management Co.

✓

AvalonBay Communities, Inc.

✓

Boston Properties, Inc.

✓

Brixmor Property Group, Inc.

✓

Camden Property Trust

✓

Duke Realty Corp.

✓

Equity Residential

✓

Essex Property Trust, Inc.

✓ Extra Space Storage, Inc. ✓ Federal Realty Investment Trust ✓ Host Hotels & Resorts, Inc. ✓ Kimco Realty Corp. ✓ Public Storage ✓ Regency Centers Corporation ✓ UDR, Inc

2022 PROXY STATEMENT	45

EXECUTIVE COMPENSATION

	Findings of Compensation Consultant	Pearl Meyer performed a market pay analysis and provided the results of their benchmarking review along with directional recommendations at the September 2020 Compensation Committee meeting and the Compensation Committee considered the results of their analysis in establishing the executive compensation program for 2021. Overall observations based on then-current performance results and then-current NEO pay levels are provided below. Specific individual NEO observations considered in determining 2021 compensation are provided in 2021 Target Compensation on page 52.
Relative Company Performance

Based on seven financial and operational metric comparisons, MAA performed in the top quartile of the peer group for the past 3-year period and between the 50th and 75th percentiles for the past 1-year and 5-year periods, with total shareholder returns in the top quartile for each measurement period.

Aggregate actual total direct executive compensation ranked at the 60th percentile of the peer group, indicating directional alignment of pay and performance rankings relative to then-current peers.

Compared with the peer group subset of Residential REITs, MAA’s 3-year performance also ranked in the top quartile while aggregate actual total direct compensation ranked at the 33rd percentile, indicating a directional misalignment between pay and performance rankings versus our primary direct competitors.

Executive Compensation

Generally, salaries, total target cash compensation and total target direct compensation for the NEOs were all within the 25th to 75th percentile rankings and equal to 98% of the 50th percentile in the aggregate.

The weighting of variable versus fixed compensation in MAA’s compensation plans is generally aligned with the peer group 50th percentile.

MAA’s mix of performance shares versus shares of service-based restricted stock in the LTIP is aligned with peers.

Overall, the Compensation Committee believed the results of the analysis indicated that the level of compensation, mix of variable versus fixed pay as well as cash versus equity opportunities were generally aligned with that of the peer group.
ROLE OF EXECUTIVE MANAGEMENT

All incentive plans and any payments made thereunder are developed, adopted and awarded by the Compensation Committee. All compensation related to our CEO is recommended by the Compensation Committee to our full Board, which ultimately has responsibility for approving CEO compensation.

While our CEO does participate in general meetings of the Compensation Committee and provides input on compensation decisions related to the other NEOs, he does not participate in executive sessions of the Compensation Committee nor does he participate in any discussions determining his own compensation. Annually, upon request from the Compensation Committee, our CEO provides the committee with data pertinent to his and the other NEO’s performance and compensation. Generally, this information pertains to the achievement of individual functional goals. At the end of any incentive plan measurement period, our CEO presents base results of the plan for the Compensation Committee’s review and, if deemed necessary by the Compensation Committee, further evaluation and/or adjustment. The base results are calculated and prepared by our Chief Ethics and Compliance Officer and Corporate Secretary according to the underlying plan documents and then reviewed by a member of our Finance and or Accounting teams prior to presentation to the Compensation Committee.

RISK CONSIDERATIONS	The Compensation Committee annually evaluates the risks involved with all of our compensation programs, including risks specifically associated with our executive compensation program, and strives to design total compensation programs that mitigate those risks without diminishing the incentive nature of the compensation. Following its 2021 evaluation, the Compensation Committee determined that any risks arising from our compensation policies and practices for our associates, including our NEOs, are not reasonably likely to have a material adverse effect on MAA. Furthermore, the Compensation Committee believes that the nature of the various elements of executive compensation does not encourage management to assume excessive risks.

2022 PROXY STATEMENT	46

EXECUTIVE COMPENSATION

The following are specific design factors that the Compensation Committee believes help to discourage undue risk taking and are therefore considered in determining the overall risk level of our executive and company-wide compensation programs.

Multiple Elements 3, 8, 9

Each executive and senior-level total compensation offering includes both fixed amounts (as in the case of base salary) and variable amounts dependent upon performance (as in the case of incentive plans). In addition, incentive plans split the opportunity between multiple metrics with both short and long-term performance horizons. This multi-component approach discourages undue risk taking in any one area as the greatest reward comes from balancing the results of all of the compensation elements.

Shareholder Approved Caps on Incentive Awards 2, 3, 7, 13, 14

The Second Amended and Restated MAA 2013 Stock Incentive Plan, which was approved by shareholders at the 2018 Annual Meeting of Shareholders limits the amount of performance-based awards granted to any one covered employee within a performance cycle to 150,000 shares or $5 million for cash-based awards. The plan also limits the amount of stock option awards granted to any one associate within the calendar year to 100,000.

Individual Award Caps 2, 3, 7, 13, 14

In addition to the caps approved by shareholders for awards in general, each associate’s award opportunities within their respective incentive program is capped. With respect to NEOs, these caps are set by the Compensation Committee and, with respect to the CEO, the Board upon Compensation Committee recommendation.

Performance Goals and Results Tied to Measurable Metrics 3, 6, 8

Performance goals and results are tied to quantifiably measurable metrics and, in the case of senior and executive management, to our publicly-disclosed financial statements which are audited by our independent registered public accounting firm and reviewed by the Audit Committee. This reduces the risk that performance results can be manipulated.

Senior and Executive Awards Include Equity Elements

1, 2, 3, 8, 9, 10, 11, 12, 13

A material part of the total compensation opportunity for senior and executive management includes awards of MAA equity. This helps to align senior and executive management interests with those of our shareholders and discourages the risk of maximizing short-term returns to the detriment of long-term goals, as associates will benefit from the increased value achieved for investors over time. In addition, equity elements help to ensure we do not overcompensate if shareholder value is not being created.

Senior and Executive Awards Include Separate Short and Long-Term Opportunities 3, 9, 13

Incentive opportunities for senior and executive management contain both short and long-term elements. This balanced approach discourages undue risk taking as the greatest reward comes from balancing the results of both short and long-term goals and ensures that executive management remains focused on both delivering results for today while also ensuring the ability to perform in the future.

Incentive Awards Tied to Performance

(Pay for Performance)

2, 5, 6, 8, 9, 10, 11, 12, 13

Incentive opportunities are tied to individual and/or overall MAA performance goals which are set in alignment with our annual and, in the case of senior and executive management, long-term strategic goals. This ensures that management remains focused on executing the strategic vision of MAA.

Oversight Of Award Calculations

3, 6, 7

All incentive plan award calculations are reviewed by management and, in the case of executive awards, by the Compensation Committee with support from our Corporate Secretary.

Target Levels Are Tied to MAA Guidance and Industry Return Performance 1, 2, 3, 6, 8, 9, 10, 11, 12

Target performance opportunities for senior and executive management are tied to our publicly disclosed guidance and our relative performance to the industry. While this provides an opportunity to reward superior performance, it discourages undue risk taking because it does not require performance beyond that which is determined to be realistically achievable and set by MAA.

Independent External Compensation Consultant Advises on Executive Compensation 1, 2, 4, 5, 7

The Compensation Committee utilizes an external compensation consultant to advise on the structure and opportunity levels set for executive compensation. This helps to ensure that MAA’s executive compensation offerings both overall and on an individual NEO basis are appropriate and in line with industry best practices and that we are neither over nor under paying our executive management team based on their role, responsibilities and performance.

All Compensation Is Self-Funding

2, 3, 7, 8, 11, 13

All elements of our compensation programs are self-funding in that performance measurements tied to performance-based awards are calculated after the expense for the awards is taken into account. This assures MAA can afford to pay the awards and minimizes the risk that associates benefit at our shareholders’ expense as awards under our compensation plans will not have a subsequent negative impact on our financial statements.

2022 PROXY STATEMENT	47

EXECUTIVE COMPENSATION

COMPENSATION GOVERNANCE CONSIDERATIONS	In addition to the risk mitigating features and actions discussed under Risk Considerations, the Board has established several corporate governance practices which are specifically related to executive compensation and also help to mitigate potential risks.
	Share Ownership Guidelines 7, 11, 12	To align our NEOs’ long-term financial interests with those of our shareholders, our CEO is required to own three times his base salary and other NEOs are required to own two times their respective base salary, in shares of MAA stock or the equivalent, within three years of appointment to the position. All NEOs are in compliance with this requirement.
	Clawback Policy 2, 3, 7, 11, 13	If we are required to prepare and file an accounting restatement with the SEC, the Compensation Committee may require our CEO and the other NEOs to repay to MAA any portion of incentive compensation that was paid in the preceding three years that would not have been paid if such compensation had been determined based on the financial results reported in the restated financial statements.
	Holding Period Requirements 7, 11, 12	To further strengthen the alignment of interests between our NEOs and that of our shareholders, NEOs are required to retain ownership of at least 50% of net shares, (after the payment of taxes), acquired through equity incentive plans. NEOs must continue to retain these shares until retirement or other termination of the NEO’s employment, or until the executive is no longer designated as a NEO. All of our NEOs are in compliance with the holding period requirement.
	Prohibition On Hedging and Pledging Shares 7, 11	In relation to MAA’s securities, NEOs are prohibited from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation or held directly or indirectly by NEOs. Specifically, our policy prohibits NEOs from: (i) selling a security which is not owned at the time of sale (short sale); (ii) buying or selling puts, calls, other derivative securities or other derivative securities that provide the economic equivalent of MAA securities or any opportunity to profit from a change in the value of MAA securities or engage in other hedging transactions; (iii) using securities as collateral in a margin account; and (iv) pledging securities as collateral for a loan. See pages 20-21 for additional details on MAA’s hedging and pledging policies.
In addition to the governance policies listed above, the Compensation Committee has affirmatively determined NOT to implement the below compensation practices as they are generally negatively viewed within industry best practices and the Board does not believe they are in the best interests of our shareholders at this time.

NO         Dividends or dividend equivalents on unearned performance shares

NO         Repricing underwater stock options

NO         Exchanges of underwater stock options for cash

NO         Backdating of stock options

NO         Guaranteed bonuses

NO         Multi-year guaranteed bonuses

NO         Inclusion of the value of equity awards in severance calculations

NO         Evergreen provisions in equity plans

NO         Tax “gross ups” for excess parachute payments

NO         “Single trigger” employment or change in control agreements

NO         Overlapping performance metrics among annual and long-term incentive plans for NEOs

NO        Perquisites or personal benefits

2022 PROXY STATEMENT	48

EXECUTIVE COMPENSATION

OTHER CONSIDERATIONS	In addition to our compensation philosophy and objectives, shareholder feedback, input from the compensation consultant, benchmarking data, compensation risk factors and our compensation governance policies, the Compensation Committee may also take into account the following considerations, among others, when determining executive compensation packages
	✓ Labor market conditions 1, 4 ✓ Personal development 4, 5, 10 ✓ Quality of internal working and reporting relationships and engagement in collaboration and teamwork with other executive management 7	✓ Quality of leadership and human capital development 7 ✓ Succession planning and potential to assume increased responsibilities 13

2021 PROGRAM STRUCTURE

In general, the Compensation Committee believed that the compensation program in place for 2020 generally provided an appropriate mix of cash and equity opportunities, rewarded individual effort as well as overall company performance, balanced managing our needs for today while preparing for the future, aligned NEO’s interests with those of our shareholders, was aligned with peer group practices and was fair and equitable as well as financially sustainable. As such, the Compensation Committee did not believe that material changes in terms of the overall structure of the program or the mix of elements was warranted in setting the compensation program for 2021.

The Compensation Committee did determine to add SS NOI Growth as a second business performance metric in the 2021 AIP. The metric was added to incent and measure the success of strategic endeavors encompassing various margin improvements including new technology offerings focused on enhancing the resident experience, improving efficiencies and supporting ESG endeavors (e.g. smart technology upgrades not only meet resident desires to have more control over the systems in their home, but also help us to more quickly identify water leaks and other maintenance needs, enhancing our resident’s experience, reducing waste and our impact on the environment, and reducing costs of extensive repairs and unnecessary additional damage). The Compensation Committee did not assign an award opportunity to SS NOI for Mr. Hill believing that due to the nature of his respective areas of responsibilities, the impact of his current year activities and goals are not reflected in SS NOI results for several years. However, to align Mr. Hill with strategic margin initiatives, the Compensation Committee included functional goals in his 2021 AIP such as lease-up property performance metrics that ultimately impact future SS NOI results but can be measured in the current year.

During 2021, publication of the SNL U.S. REIT Multifamily Index ceased. The index, which has historically been used to determine our relative TSR performance in our LTIPs was replaced with the Dow Jones U.S. Real Estate Apartments Index, the composition of which is materially similar to the previous index.

The following pages provide an overview of the compensation packages available to our NEOs for 2021, including the mix of elements utilized and the target opportunities available to each NEO.

2022 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

2021 NEO DIRECT COMPENSATION STRUCTURE

							PERCENT OF OPPORTUNITY AT TARGET
ELEMENT	PURPOSE	FORM	PERFORMANCE METRICS	PERFORMANCE PERIOD	PERFORMANCE RANGES

BASE SALARY 1,2,3,4,5,6, 13,14	Market-competitive fixed income reflecting individual skills, experience, performance and maturity in role to attract and retain high quality talent	CASH	FIXED	N/A	N/A		N/A

AIP 1,2,3,4,5,6, 7,8,9,10,11, 12,13,14	Performance-based awards to incent achievement of annual company earnings targets and other strategic short-term initiatives and goals Opportunities for these awards are capped at the maximum level and no awards can be earned for performance results below the threshold level Target opportunity aligns with market expectations while capped maximum opportunity rewards NEOs for outperformance without encouraging excessive risk taking	CASH or EQUITY	PERFORMANCE CORE FFO PER SHARE	1 Year	Initial 2021 Guidance		CEO	75%
				2021	Maximum	$6.60	CFO	50%
					Target	$6.45	COO	50%
					Threshold	$6.30	CAO	50%
							CIO	50%

			PERFORMANCE SS NOI GROWTH	1 Year	Initial 2021 Guidance		CEO	25%
				2021	Maximum	2.0%	CFO	25%
					Target	1.0%	COO	25%
					Threshold	0.0%	CAO	25%
							CIO	N/A

			PERFORMANCE INDIVIDUAL FUNCTIONAL GOALS	1 Year	Varies by NEO		CEO	N/A
				2021	(see below)		CFO	25%
							COO	25%
							CAO	25%
							CIO	50%

LTIP 1,2,3,4,5,6,8,10, 11,12,13,14	Incents achievement of long-term strategic goals and aligns NEO interests with shareholder interests in long-term value creation Opportunities for these awards are capped at the maximum level and no awards can be earned for performance results below the threshold level Target opportunity aligns with comparable peer performance and capped maximum opportunity allows NEOs to benefit from creating long-term shareholder value	EQUITY	PERFORMANCE RELATIVE TSR	3 Years	Dow Jones US Real Estate Apartments Index Performance		50%
				2021 - 2023

					Maximum	+400bps
					Target	Index
					Threshold	-400bps

			PERFORMANCE FAD	1 Year 2021 Plus 2 Year Vest Cycle	Initial 2021 Guidance		30%
					Maximum	$487.4M
					Target	$476.4M
					Threshold	$465.4M

			FIXED SERVICE-BASED SHARES	3 Year Vest Cycle			20%

CEO FUNCTIONAL GOALS

✓	Cultivate and deliver on various leadership and culture objectives to enhance teamwork, collaboration and communications across the company.
✓	Achieve financial performance results that exceed expectations, protect and strengthen the balance sheet and execute on external growth strategies.
✓	Ensure successful execution of various initiatives to strengthen our platform and manage enterprise-wide risks.
✓	Continue enhancements to associate training and development and career paths in support of human capital development and ongoing succession endeavors related to Directors, executives and senior management.

CFO FUNCTIONAL GOALS

✓	Meet various balance sheet and capital structure targets in support of strategy endeavors.
✓	Manage financial planning and investor relations initiatives in support of market valuation.
✓	Various ESG program initiatives to advance program, enhance disclosures and increase GRESB score.
✓	Meet standards for production of financial statements, internal controls and REIT compliance within pre-set expense targets.

2022 PROXY STATEMENT	50

EXECUTIVE COMPENSATION

OPPORTUNITY AS PERCENT OF SALARY AT TARGET
		NOTES

N/A

The Compensation Committee is thoughtful in setting this element because the level of base salary drives the opportunities under the performance-based elements. As such, in determining base salary, the committee considers it both on its own and in conjunction with the other elements of compensation.

CEO	131.25%	The Core FFO per Share performance range was based on MAA’s initial 2021 guidance to the market.

In lieu of cash, NEOs may elect to receive shares of restricted stock valued at 125% of the cash award. The shares are forfeitable, vesting annually over three years on the anniversary of the issuance date.

The Compensation Committee can modify an award up or down by up to 25% (not to exceed the capped opportunity), allowing the committee to address changes in strategic directives or awards that do not otherwise adequately reflect NEO efforts. No such adjustments were made in regards to the awards granted under the 2021 compensation plans.

CFO	65.00%
COO	65.00%
CAO	65.00%
CIO	65.00%

CEO	43.75%	The SS NOI Growth performance range was based on MAA’s initial 2021 guidance to the market.
CFO	32.50%
COO	32.50%
CAO	32.50%
CIO	N/A

CEO	N/A	Individual functional goals include quantifiable metrics associated with the NEO’s respective areas of responsibility and are set by the Compensation Committee at the beginning of the year.
CFO	32.50%
COO	32.50%
CAO	32.50%
CIO	65.00%

CEO	212.50%	In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations of the compounded annualized three-year TSR metric for MAA and the Dow Jones US Real Estate Apartments Index utilize the average of the closing stock prices in the months of December 2020 and December 2023 as the beginning and ending stock prices for the calculations, respectively. Because the performance period for this metric will not end until December 31, 2023, any awards earned will not be realized or issued until April 2024.
CFO	137.50%
COO	137.50%
CAO	137.50%
CIO	80.00%

CEO	127.5%	The FAD performance range was based on MAA’s initial 2021 guidance to the market.
CFO	82.50%
COO	82.50%
CAO	82.50%
CIO	48.00%

CEO	85.00%	The Compensation Committee believes that a small level of service-based shares is appropriate to encourage consistency in leadership and enhance retention and equity stakes, which it believes supports the successful achievement of our long-term strategic objectives. While the committee considers these shares of restricted stock to be fixed (as the number of shares is set at the grant of the plan), it feels the length of the vesting cycle also incorporates a performance aspect as NEOs benefit from an increase in market price during the vest period.
CFO	55.00%
COO	55.00%
CAO	55.00%
CIO	32.00%

COO FUNCTIONAL GOALS

✓ Deliver SS annual revenue growth of 2% and hold property-level expense growth to 3.1%.

✓ Achieve effective blended lease over lease growth rate of 2.4%.

✓ Complete 6,100 unit redevelopments at targeted return on investment.

✓ Install 22,670 smart home technology packages at targeted return on investment.

✓ Do not exceed capital and operational expense budgets.

CAO AND GC FUNCTIONAL GOALS

✓ Manage litigation and insurance costs within pre-defined limits.

✓ Advance or complete various enterprise-wide risk management initiatives.

✓ Achieve pre-set NOI and leasing performance goals within our Commercial portfolio.

✓ Manage residential assistance and collection programs within MAA and regulatory guidelines.

CIO FUNCTIONAL GOALS ✓ Execute annual transaction plan ($350M - $450M). ✓ Achieve budgeted lease-up property performance metrics. ✓ Manage controllable expenses within budget.

2022 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

2021 TARGET COMPENSATION 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14

In setting compensation plan opportunities for 2021, the Compensation Committee noted that there had been no material changes in responsibilities of the executive officers, except for Mr. Hill, and determined no salary increases beyond the 2% cost of living increases given to the associate base at large were warranted, however, due to his increased responsibilities in 2021 from 2020, Mr. Hill was awarded a 10% merit increase to salary beyond the 2% cost of living increase given to the associate base at large.

Expressed as a percentage of base salary, no change was made to Mr. Bolton’s 2021 target AIP award opportunity. For other NEOs, in an effort to ensure focused executive team leadership and to further promote collaboration and internal equity, the Compensation Committee chose to set all target award opportunities at 130% of salary.

In determining the target opportunity for the 2021 LTIP, the Compensation Committee noted that the compensation consultant benchmark data indicated all NEOs were competitive versus the 50th percentile market values except for Mr. Bolton, whose target opportunity was below the 25th percentile. Given our consistent performance results under Mr. Bolton’s leadership and taking his total target compensation package into account, the Compensation Committee increased Mr. Bolton’s target opportunity under the 2021 LTIP to 425% of salary. No other target opportunity changes were made for the 2021 LTIP.

The following table provides the target values of all direct compensation plans in place for each NEO during 2021 as compared to 2020. The target awards under the AIP are represented as cash which is in line with the actual elections made by the NEOs.

	TARGET DIRECT COMPENSATION
										2021 TOTAL
											SHARES OF
	BASE SALARY			AIP			LTIP (1)				RESTRICTED
	2020	2021	Change	2020	2021	Change	2020	2021	Change	CASH	STOCK (1)
Bolton CEO	$ 838,420	$ 855,188	2%	$ 1,467,235	$ 1,496,580	2%	$ 3,144,075	$ 3,634,549	15.6%	$ 2,351,768	29,617
Campbell CFO	$ 518,605	$ 528,977	2%	$ 648,256	$ 687,671	6%	$ 1,426,164	$ 1,454,687	2%	$ 1,216,648	11,853
Grimes COO	$ 531,480	$ 542,110	2%	$ 744,072	$ 704,743	-5%	$ 1,461,570	$ 1,490,803	2%	$ 1,246,853	12,147
DelPriore CAO	$ 505,730	$ 515,845	2%	$ 632,163	$ 670,597	6%	$ 1,390,758	$ 1,418,574	2%	$ 1,186,442	11,560
Hill CIO	$ 321,360	$ 361,000	12%	$ 417,768	$ 469,300	12%	$ 514,176	$ 524,459	2%	$ 830,300	4,272

(1)	To the extent earned, awards under the 2021 LTIP are issued in shares of restricted stock. The number of target shares of restricted stock are based on the closing stock price of $122.71 on January 4, 2021, the grant date for the 2021 LTIP.

The Target values set by the Compensation Committee for 2021 provided the following mix of compensation elements for our NEOs, which the committee determined was an appropriate balance of all factors considered.

(1)	Awards under the 2021 AIP can be paid in cash or shares of restricted stock, per the participant’s election.

2022 PROXY STATEMENT	52

EXECUTIVE COMPENSATION

2021 COMPENSATION CAPS 2, 3

The following schedule provides the maximum direct compensation opportunities realizable, or caps, for over-performance from target under the 2021 NEO compensation program.

	MAXIMUM OR CAPPED DIRECT OPPORTUNITIES - 2021 NEO COMPENSATION PROGRAM
												TOTAL
		AIP					LTIP						SHARES OF
		CORE FFO	SS NOI	FUNCTIONAL		PERCENT	SERVICE				PERCENT		RESTRICTED
	SALARY	PER SHARE	GROWTH	GOALS	TOTAL	OF SALARY	BASED	FAD	3-YR TSR	TOTAL	OF SALARY	CASH (1)	STOCK (1)
Bolton CEO	$ 855,188	$ 2,244,870	$ 748,290	N/A	$ 2,993,160	350.00%	5,923	13,328	29,619	48,870	701.25%	$ 3,848,348	48,870
Campbell CFO	$ 528,970	$ 687,670	$ 343,835	$ 171,918	$ 1,203,423	227.50%	2,370	5,334	11,854	19,558	453.75%	$ 1,732,400	19,558
Grimes COO	$ 542,110	$ 704,742	$ 352,371	$ 176,186	$ 1,233,299	227.50%	2,429	5,467	12,148	20,044	453.75%	$ 1,775,409	20,044
DelPriore CAO	$ 515,845	$ 670,598	$ 335,299	$ 167,649	$ 1,173,546	227.50%	2,312	5,202	11,560	19,074	453.75%	$ 1,689,391	19,074
Hill CIO	$ 361,000	$ 469,300	N/A	$ 234,650	$ 703,950	195.00%	854	1,923	4,273	7,050	264.00%	$ 1,064,950	7,050

(1)	Assumes all NEOs elect to receive AIP award as cash in lieu of shares of restricted stock, in line with each NEO’s actual election.

2021 NEO COMPENSATION

2021 MAA PERFORMANCE

The Compensation Committee believes it is important that executive compensation reflect the overall performance and health of the company including both annual financial measures and long-term shareholder return and has, therefore, tied a substantial majority of our CEO’s and each of the other NEO’s compensation to performance measures. Below is a review of our performance during 2021. You can find more details in our Annual Report on Form 10-K filed with the SEC on February 17, 2022.

OVERALL MAA FINANCIAL PERFORMANCE		Initial 2021 Forecast	Actual 2021
SS Property Revenue Growth		1% - 3%	5.5%
SS Operating Expense Growth		3% - 5%	4.4%
SS NOI Growth		0% - 2%	6.2%
Earnings per Common Share – Diluted		$3.26 - $3.56	$4.61	See pages 80-81 for a reconciliation of NOI to net income available for MAA common shareholders, and an expanded discussion of the components of NOI.
Core FFO per Share – Diluted		$6.30 - $6.60	$7.01	See pages 80-81 for a reconciliation of Core FFO to net income available for MAA common shareholders and an expanded discussion of the components of Core FFO.
RETURNS TO SHAREHOLDERS	Common Dividends

✓ Declared our 112th consecutive common dividend in December 2021 (paid in January 2022)

✓ Returned approximately $470.4 million to common shareholders in the form of cash dividends during 2021

✓ Annual common dividend rate increased 2.5% from $4.00 in 2020 to $4.10 in 2021

	Annual Divided Paid Per Common Share
	TSR	We use TSR as a measure of the financial value we create for shareholders as TSR combines share price appreciation and the reinvestment of dividends to provide an annualized percentage of the total performance of shares of stock over time. In both absolute and relative standards, we have consistently created significant value for our shareholders.
	One Year TSR	MAA’s 2021 TSR results outperformed compared to both industry and broader market indices. 85.8% MAA 61.8% Dow Jones US Real Estate Apartments Index 28.7% S&P 500 Index

2022 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

	Five Year Cumulative TSR	The below chart shows how a $100 investment in MAA common stock on December 31, 2016 would have grown to $276.74 on December 31, 2021, with dividends reinvested quarterly. The chart also compares the total shareholder return on our common stock to the same investment in the S&P 500 Index and the Dow Jones US Real Estate Apartment Index.

COMPENSATION INCENTIVE PLAN PERFORMANCE METRIC RESULTS

The below charts compare the actual performance results of the financial and market metrics in our executive incentive plans that had performance periods ending on December 31, 2021, to the performance award range established in the respective plan. Each of the metrics outperformed the maximum performance level.

See pages 80-81 for a reconciliation of FAD to net income available for MAA common shareholders, and an expanded discussion of the components of FAD.	In order to eliminate the impact of the volatility generated by the price fluctuations of any one market day, the calculations for the three-year TSR for MAA and the Dow Jones US Real Estate Apartments Index under the 2019 LTIP utilize the average of the closing stock prices in the months of December 2018 and December 2021 as the beginning and ending stock prices for the calculations.

2022 PROXY STATEMENT	54

EXECUTIVE COMPENSATION

2021 DIRECT NEO COMPENSATION REALIZED

In March 2022, the Compensation Committee reviewed the performance under the 2021 compensation plans for our executive officers in order to determine and make awards thereunder. The following discussion reviews the total compensation realized by our CEO and other NEOs for 2021.

2021 FINANCIAL METRICS	The Compensation Committee noted that the performance of all of the financial metrics in the 2021 incentive plans with performance periods ending on December 31, 2021 resulted in payouts at their respective maximum award levels.
MARKET METRICS	The performance period for the relative TSR metric in the 2021 LTIP does not end until December 31, 2023 so no award determination was made by the Compensation Committee for 2021 in regards to this metric.
2021 FUNCTIONAL GOALS	The Compensation Committee also reviewed the achievement of individual functional goals as previously set in the beginning of 2021 for each of the NEOs under the 2021 AIP, discussing the performance of the EVPs with our CEO and the performance of the CEO with the Board. Following these discussions, the Compensation Committee made the following determinations in regards to the level of completion of each of the NEO’s functional goals under the 2021 AIP.
	Albert M. Campbell III	The Compensation Committee noted the successful execution of a $600 million bond deal and actions taken to address future debt maturities and protect against rising interest rates; the improved GRESB score, establishment of specific long-term ESG goals and enhanced disclosures incorporated in the Corporate Responsibility Report; production of quality financial statements through strong internal controls; initial identification of potential taxable income treatment alternative to address significant gains related to asset sales and $1 million in tax savings from tax projects executed during the year plus management of department expenses within budget. The Compensation Committee noted certain ESG initiatives that were not fully completed and a planned process improvement not fully realized as full implementation was delayed to accommodate project revisions designed to enhance the ultimate results. Taking into account the level of completion of all of Mr. Campbell’s functional goals, the Compensation Committee determined Mr. Campbell achieved 96.2% of his functional goals under the 2021 AIP.
	Thomas L. Grimes, Jr.	The Compensation Committee noted that 2021 SS revenue growth, SS operating expense growth and effective lease over lease growth all met or exceeded the performance ranges established for Mr. Grimes. The Compensation Committee also noted that the completion targets for the number of unit redevelopments and smart home technology installations were exceeded and executed within their respective return of investment targets. Finally, the Compensation Committee noted that capital and operational expenses were managed within budget goals. Taking into account the level of completion of all of Mr. Grimes’ functional goals, the Compensation Committee determined Mr. Grimes achieved 100% of his functional goals under the 2021 AIP.
	Robert J. DelPriore	The Compensation Committee noted that management of 2021 litigation and insurance premium expenses both performed between the target and maximum award levels established for Mr. DelPriore’s functional goals while Commercial NOI performance exceeded the maximum level. The Compensation Committee noted enterprise-risk mitigation projects that were completed during the year and discussed the level of progress made on projects impacted by delays on related initiatives. Finally, the Compensation Committee discussed the impact of the company’s ongoing COVID-19 resident support programs on previously established net delinquency targets, but determined not to alter the performance range. Taking into account the level of completion of all of Mr. DelPriore’s functional goals, the Compensation Committee determined Mr. DelPriore achieved 96.2% of his functional goals under the 2021 AIP.
	A. Bradley Hill	The Compensation Committee noted execution of transactional plans exceeded the range previously set in Mr. Hill’s functional goals. The Compensation Committee also noted that the average recurring monthly rent and gross operating income for lease-up properties both exceeded budget assumptions. Finally, the Compensation Committee noted that controllable expenses slightly exceeded budget. Taking into account the level of completion of all of Mr. Hill’s functional goals, the Compensation Committee determined Mr. Hill achieved 95.0% of his functional goals under the 2021 AIP.

2022 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

As a result of the previous determinations, the compensation awarded to the CEO by the Board upon recommendation of the Compensation Committee, and the other NEOs by the Compensation Committee, for work performed in 2021 under the 2021 NEO compensation program is provided in the table below.

DIRECT COMPENSATION REALIZED TO DATE FROM 2021 NEO COMPENSATION PROGRAM

										REMAINING REALIZABLE
								TOTAL AS AWARDED		TARGET LTIP 3-YR TSR (3)
	2021	AIP (1)							SHARES OF		SHARES OF
	SALARY	CORE FFO	SS NOI	FUNCTIONAL	LTIP (non-cash) (2)		TOTAL		RESTRICTED	VALUE	RESTRICTED
	RECEIVED	PER SHARE	GROWTH	GOALS	SERVICE	FAD	(in Dollars)	CASH (1)	STOCK (2)	(in Dollars)	STOCK
Bolton CEO	$ 854,543	$2,244,870	$ 748,290	N/A	$ 726,910	$ 1,635,547	$ 6,210,160	$ 3,847,703	19,251	$ 1,817,275	14,809
Campbell CFO	$ 528,578	$ 687,670	$ 343,835	$ 165,402	$ 290,937	$ 654,609	$ 2,671,031	$ 1,725,485	7,704	$ 727,343	5,927
Grimes COO	$ 541,701	$ 704,742	$ 352,371	$ 176,186	$ 298,161	$ 670,861	$ 2,744,022	$ 1,775,000	7,896	$ 745,401	6,074
DelPriore CAO	$ 515,456	$ 670,598	$ 335,299	$ 161,245	$ 283,715	$ 638,358	$ 2,604,671	$ 1,682,598	7,514	$ 709,287	5,780
Hill CIO	$ 351,811	$ 469,300	N/A	$ 222,918	$ 104,892	$ 236,007	$ 1,384,928	$ 1,044,029	2,777	$ 262,230	2,136

(1)	Awards earned under the 2021 AIP are shown in dollars to reflect each NEO’s election to receive 100% of the award in cash.
(2)	Awards earned under the 2021 LTIP were issued as shares of restricted stock which remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date. Service-based shares were issued on January 4, 2021 and will vest in three equal annual installments on the anniversary of the issuance date. FAD shares were earned at the maximum level under the 2021 LTIP, were issued on April 1, 2022 and will vest in two equal annual installments on the anniversary of the issuance date.
(3)	The performance period for the 2021 LTIP relative TSR, which is 2021 – 2023, has not yet completed. Any awards earned will be issued in shares of restricted stock on April 1, 2024, based on the grant date closing stock price of $122.71 and will immediately vest upon issuance.

The direct compensation realized to date from the 2021 NEO compensation program represents the percent of target and maximum direct compensation opportunities as indicated in the table below.

		AIP								LTIP
		AS A PERCENT OF TARGET				AS A PERCENT OF MAXIMUM				AS A PERCENT OF TARGET				AS A PERCENT OF MAXIMUM
		CORE FFO	SS NOI	FUNCTIONAL		CORE FFO	SS NOI	FUNCTIONAL		SERVICE		3-YR		SERVICE		3-YR
	SALARY	PER SHARE	GROWTH	GOALS (1)	TOTAL	PER SHARE	GROWTH	GOALS (1)	TOTAL	(2)	FAD (2)	TSR (3)	TOTAL	(2)	FAD (2)	TSR (3)	TOTAL
Bolton CEO	100%	200%	200%	N/A	200%	100%	100%	N/A	100%	100%	150%	TBD	65%	100%	100%	TBD	39%
Campbell CFO	100%	200%	200%	96.2%	174.1%	100%	100%	96.2%	99.5%	100%	150%	TBD	65%	100%	100%	TBD	39%
Grimes COO	100%	200%	200%	100%	175.0%	100%	100%	100%	100%	100%	150%	TBD	65%	100%	100%	TBD	39%
DelPriore CAO	100%	200%	200%	96.2%	174.0%	100%	100%	96.2%	99.5%	100%	150%	TBD	65%	100%	100%	TBD	39%
Hill CIO	100%	200%	200%	95.0%	147.5%	100%	100%	95.0%	98.3%	100%	150%	TBD	65%	100%	100%	TBD	39%

(1)	Award opportunities for the Individual functional goals component under the 2021 AIP are capped at the target level.
(2)	The compensation in these columns was awarded in shares of restricted stock that remain at risk of forfeiture until vested, dependent upon the NEO’s continued employment in good standing with MAA through each vest date.
(3)	No awards have been made under the relative TSR metric for the 2021 LTIP at this time as the performance period does not end until December 31, 2023.

2019 LTIP THREE-YEAR TSR METRIC	The performance period for the 2019 LTIP TSR metric concluded on December 31, 2021. Under the 2019 LTIP, awards for the market metric, a three-year compounded annualized relative total shareholder return, are dependent on a range of results based on the comparable performance of the SNL U.S. REIT Multifamily Index with target set at the index performance, threshold set at 300 basis points below the performance of the index and maximum set at 300 basis points above the performance of the index. As the SNL U.S. REIT Multifamily Index ceased to be published during the performance period, under the provisions of the 2019 LTIP, the index was replaced with the Dow Jones US Real Estate Apartments Index, which is materially comprised of the same companies as the previous index. At the March 2022 meeting, the Compensation Committee reviewed the results of the market metric under the 2019 LTIP, noting that MAA’s three-year compound annualized TSR of 34.3%, as calculated under the 2019 LTIP, outperformed the three-year compound annualized TSR of the index, calculated in the same manner, of 19.3% by approximately 1,500 basis points, resulting in a performance above the maximum level and payout at the cap for the metric. As a result, the Compensation Committee approved the below awards in compliance with the 2019 LTIP. No further awards are eligible to be made under the 2019 LTIP.

		Shares of	Percent of
		Restricted	Opportunity Earned
		Stock Issued (1)	Target	Maximum	(1) The performance-based shares of restricted stock earned were issued on April 1, 2022, following the completion of the three-year performance period and immediately vested upon issuance. Because the performance period ended on December 31, 2021, these shares are included in the Outstanding Equity Awards at Fiscal Year-End Table on page 62.
	Bolton CEO	24,079	150%	100%
	Campbell CFO	10,919	150%	100%
	Grimes COO	11,190	150%	100%
	DelPriore CAO	10,648	150%	100%
	Hill CIO	3,974	150%	100%

2022 PROXY STATEMENT	56

EXECUTIVE COMPENSATION

OTHER COMPENSATION ELEMENTS

BENEFITS	In addition to their direct compensation, the NEOs also participate in benefit programs, which are generally available to all of our associates, dependent upon the specific eligibility requirements related to each. In general, benefits are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service.
401(K) PLAN

Our CEO and other NEOs are eligible to participate in our 401(K) Plan, a qualified retirement plan made available to all of our eligible associates that allows participants to make pre-tax elective deferral contributions as a percentage of their compensation as well as catch-up contributions in any year in which the participant will be at least 50 by the end of the year. For 2021, MAA made matching contributions under the 401(K) Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. Participants may defer up to 75% of their compensation under the 401(K) Plan until they reach the limitation imposed by Section 401(a) of the Code, for the given year.

Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under the law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70½, if the participant reached the age of 70½ before January 1, 2020, or 72, if the participant does not reach the age of 70½ before January 1, 2020, or stops working for MAA.

Additional information and NEO participation during 2021 can be found on page 64.

EXECUTIVE DEFERRED COMPENSATION PLAN

Our CEO and other NEOs are eligible to participate in the Executive Deferred Compensation Plan, which is a supplemental nonqualified deferred compensation plan made available to all executives to enable them to accumulate additional retirement benefits beyond the limitations on participant contributions placed on the 401(K) Plan. MAA, at its discretion, may make matching contributions in accordance with the matching contribution formula in the 401(K) Plan. As such, in 2021, MAA made matching contributions under the Executive Deferred Compensation Plan of 100% of a participant’s contribution on the first 3% of their compensation and 50% of a participant’s contribution on the next 2% of their compensation. The matching contributions were made only on compensation that was in excess of the limitation imposed by Section 401(a) of the Code on the 401(K) Plan that would have been eligible for the match. Participants may defer up to 50% of their compensation and 90% of their annual bonus.

In accordance with the Executive Deferred Compensation Plan, distributions for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

Unlike contributions made in the 401(K) Plan, the deferred compensation amounts contributed by Messrs. Bolton, Campbell, Grimes, DelPriore and Hill, and any resultant matches by MAA, are considered general assets of the company and are subject to claims of MAA’s creditors. In 2016, MAA transferred the assets of the Executive Deferred Compensation Plan to an irrevocable rabbi trust to offer some security to the participants. While assets in the rabbi trust are still subject to creditors’ claims in a corporate bankruptcy, they cannot be accessed by MAA for any purpose other than to pay participant benefits under the Executive Deferred Compensation Plan.

Additional information and NEO participation during 2021 can be found on page 65.

EMPLOYMENT AGREEMENTS	Mr. Bolton is our only NEO with an employment agreement. The material terms of his employment agreement and amounts payable under that agreement are described on pages 66-67.
CHANGE IN CONTROL AGREEMENTS	Messrs. Campbell, Grimes, DelPriore and Hill have change in control agreements. These change in control agreements and the amounts payable under the agreements are described on pages 66-67.

2022 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

TAX AND ACCOUNTING IMPLICATIONS OF COMPENSATION

Section 162(m) of the Code historically limited the tax deductibility of annual compensation paid by a publicly held corporation to its “covered employees,” which Section 162(m) defines as the corporation’s principal executive officer or any of its three other most highly compensated executive officers (other than its principal financial officer), to $1 million, unless the compensation qualified as performance-based compensation under Section 162(m). Under the Tax Cuts and Jobs Act of 2017, this “performance-based” exception was eliminated, and the definition of “covered employees” generally was expanded to cover all named executive officers, including the principal financial officer. These new rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written, binding contract in effect on November 2, 2017 that is not modified in any material respect after that date.

The American Rescue Plan Act of 2021 amended Section 162(m) of the Code to expand the covered employees subject to its compensation deduction limitation. Pursuant to the amendment, five additional employees will be covered each year, and such employees need not be executive officers of the company. The new rule would apply to taxable years beginning after December 31, 2026.

Since MAA qualifies as a REIT under the Code and is generally not subject to federal income taxes, we believe the payment of compensation that may exceed the deduction limit under Section 162(m) would not have a material adverse consequence to us, provided we continue to distribute 100% of our taxable income. If we make compensation payments subject to Section 162(m) limitations on deductibility, we may be required to make additional distributions to shareholders to comply with our REIT distribution requirements and eliminate our U.S. federal income tax liability or, alternatively, a larger portion of shareholder distributions that would otherwise have been treated as a return of capital may be subject to federal income tax treatment as dividend income. Although we are mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain of our compensation packages, we have reserved, and will continue to reserve, the right to structure our compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m).

CONCLUSION

The Compensation Committee believes that our executive leadership is a key component of our ability to successfully execute on our strategy to deliver sustainable and growing value to our shareholders. As such, designing an executive compensation package that attracts, retains and motivates individuals with the right skills and abilities to execute our strategy while also balancing cost to MAA and its shareholders, ability to maintain compensation levels over the long-term and minimize risks associated with incentive and compensation plans is critically important.

The Compensation Committee believes it has historically maintained compensation for our executive officers at levels that reflect the talent and success of the individuals being compensated, is sufficiently comparable to our industry peers to allow us to retain our key personnel at levels which are appropriate and sustainable for MAA, and with the majority of the compensation opportunities being directly tied to performance, appropriately focuses and motivates executive endeavors to fully realize our long-term strategy.

The Compensation Committee believes the idea of creating ownership in MAA helps align management’s interests with the interests of shareholders and will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the benefits generated for shareholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee feels it is necessary or appropriate as a measure to incent, retain and reward our executive management.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of MAA reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement and our Annual Report on Form 10-K.

COMPENSATION COMMITTEE:

Philip W. Norwood, CHAIRMAN

Toni Jennings

Thomas H. Lowder

Monica McGurk

Claude B. Nielsen

2022 PROXY STATEMENT	58

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation earned by our NEOs. As required by Item 402 of Regulation S-K under the Exchange Act, the values for stock awards represent full grant date fair value in accordance with FASB ASC Topic 718 and appear in aggregate in the year of the grant. These amounts represent the total expense that we expected to recognize over time related to the award as of the day of grant; however, due to performance requirements, the length of certain performance periods, vesting schedules and continued employment requirements, the amounts may or may not represent the value of stock realized by the NEOs, if at all, or the timing of stock acquired by the NEOs. For information on actual shares issued to NEOs related to the fair value amounts provided in the below table, please see the footnotes to this table and the Outstanding Equity Awards at Fiscal Year-End table found on page 62.

Mr. Hill was determined to meet the requirements to be considered a NEO of MAA in December 2021. As a newly designated NEO, under the disclosure requirements of the SEC, the tables in this Executive Compensation Tables section of this Proxy Statement only contain compensation information for Mr. Hill for fiscal year 2021, the year in which he was designated a NEO.

					Non-Equity
					Incentive
				Stock	Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and		($)	($)	($)	($)	($)	Total
Principal Position	Year	(1)	(2)	(3)	(4)	(5)	($)
H. Eric Bolton, Jr.	2021	$ 854,543	$ 700	$ 3,742,806	$ 2,993,160	$ 76,446	$ 7,667,655
CEO	2020	$ 837,481	$ 500	$ 2,852,176	$ 907,875	$ 127,280	$ 4,725,312
	2019	$ 812,500	$ 500	$ 2,661,372	$ 2,157,100	$ 104,426	$ 5,735,898
Albert M. Campbell, III	2021	$ 528,578	$ 700	$ 1,498,016	$ 1,196,907	$ 41,624	$ 3,265,825
EVP and CFO	2020	$ 518,024	$ 500	$ 1,293,569	$ 445,087	$ 60,160	$ 2,317,340
	2019	$ 502,750	$ 500	$ 1,207,041	$ 900,006	$ 48,514	$ 2,658,811
Thomas L. Grimes, Jr.	2021	$ 541,701	$ 700	$ 1,535,207	$ 1,233,299	$ 44,239	$ 3,355,146
EVP and COO	2020	$ 530,885	$ 500	$ 1,325,684	$ 496,668	$ 67,909	$ 2,421,646
	2019	$ 515,234	$ 500	$ 1,237,007	$ 1,083,600	$ 54,860	$ 2,891,201
Robert J. DelPriore	2021	$ 515,456	$ 600	$ 1,460,827	$ 1,167,142	$ 40,465	$ 3,184,490
EVP and CAO	2020	$ 505,164	$ 400	$ 1,261,455	$ 432,470	$ 58,689	$ 2,258,178
	2019	$ 490,265	$ 400	$ 1,177,075	$ 883,801	$ 46,573	$ 2,598,114
A. Bradley Hill	2021	$ 351,811	$ 700	$ 540,081	$ 692,218	$ 30,222	$ 1,615,032
EVP and CIO

(1)	Represents salary paid during the calendar year indicated. These values may differ slightly from the base salary amounts set by the Compensation Committee of the Board as a result of the actual number of pay periods which fall in any given calendar year.

(2)	Reflects an annual holiday bonus paid to all associates based on length of service and a COVID-19 vaccination incentive available to all associates.

2022 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

(3)	Represents the aggregate grant date fair value based upon probable outcome in accordance with FASB ASC Topic 718 in the year of the grant. For a complete description of the assumptions made in determining the FASB ASC Topic 718 valuation, please refer to Stock Based Compensation in our audited financial statements in our Annual Report on Form 10-K for the indicated fiscal year. Additional details for each grant can be found in the table that follows. For purposes of the table, shares issued in 2022 are classified as Shares Earned as of December 31, 2021 as long as the performance period for the resultant share issuance was completed by December 31, 2021. In addition, the Maximum Opportunity amounts provided in the table represent the total cap amount set in the plan by the Compensation Committee and will not necessarily tie to the FASB ASC Topic 718 amount reflected in the Summary Compensation Table.

			Shares	Maximum
	Maximum Opportunity		Earned	Future
		Number of	as of	Share
Year	In Dollars	Shares	12/31/2021	Opportunity
2021 LTIP
Bolton	$ 5,997,006	48,870	19,251	29,619
Campbell	$ 2,400,233	19,558	7,704	11,854
Grimes	$ 2,459,824	20,044	7,896	12,148
DelPriore	$ 2,340,647	19,074	7,514	11,560
Hill	$ 865,358	7,050	2,777	4,273
2020 LTIP
Bolton	$ 4,401,705	33,780	15,699	18,081
Campbell	$ 1,996,629	15,322	7,124	8,198
Grimes	$ 2,046,198	15,702	7,300	8,402
DelPriore	$ 1,947,061	14,941	6,946	7,995
2019 LTIP
Bolton	$ 4,273,500	44,987	44,987	-
Campbell	$ 1,938,475	20,406	20,406	-
Grimes	$ 1,986,600	20,912	20,912	-
DelPriore	$ 1,890,350	19,899	19,899	-

(4)	Represents cash bonuses paid under the AIPs.

(5)	Represents matching contributions made by MAA to the Executive Deferred Compensation Plan and 401(K) Plan for calendar year 2021 as detailed in the table below.

Deferred
	Comp Plan	401(K) Plan	Total
2021
Bolton	$ 64,846	$ 11,600	$ 76,446
Campbell	$ 30,024	$ 11,600	$ 41,624
Grimes	$ 32,639	$ 11,600	$ 44,239
DelPriore	$ 28,865	$ 11,600	$ 40,465
Hill	$ 18,622	$ 11,600	$ 30,222
2020
Bolton	$ 115,880	$ 11,400	$ 127,280
Campbell	$ 48,760	$ 11,400	$ 60,160
Grimes	$ 56,509	$ 11,400	$ 67,909
DelPriore	$ 47,289	$ 11,400	$ 58,689
2019
Bolton	$ 93,226	$ 11,200	$ 104,426
Campbell	$ 37,314	$ 11,200	$ 48,514
Grimes	$ 43,660	$ 11,200	$ 54,860
DelPriore	$ 35,373	$ 11,200	$ 46,573

2022 PROXY STATEMENT	60

EXECUTIVE COMPENSATION

GRANTS OF PLAN BASED AWARDS

The following table summarizes grants of plan-based awards made to our NEOs during 2021.

			Estimated Future Payouts			Estimated Future Payouts			Grant Date
			Under Non-Equity Incentive			Under Equity Incentive			Fair Value of
			Plan Awards (1)			Plan Awards (2)			Stock Awards
	Grant	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)
Name	Type	Date	($)	($)	($)	(#)	(#)	(#)	($)
Bolton	AIP	12/8/2020	$ 374,145	$ 1,496,580	$ 2,993,160
CEO	LTIP	1/4/2021				11,846	29,617	48,870	$ 3,742,806
Campbell	AIP	12/8/2020	$ 300,883	$ 687,671	$ 1,203,423
CFO	LTIP	1/4/2021				4,740	11,853	19,558	$ 1,498,016
Grimes	AIP	12/8/2020	$ 308,353	$ 704,743	$ 1,233,299
COO	LTIP	1/4/2021				4,858	12,147	20,044	$ 1,535,207
DelPriore	AIP	12/8/2020	$ 293,412	$ 670,597	$ 1,173,546
CAO	LTIP	1/4/2021				4,623	11,560	19,074	$ 1,460,827
Hill	AIP	12/8/2020	$ 293,313	$ 469,300	$ 703,950
CIO	LTIP	1/4/2021				1,708	4,272	7,050	$ 540,081

(1)	On December 8, 2020, the Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2021 AIP for executive management. The actual awards earned under the 2021 AIP by Messrs. Bolton, Campbell, Grimes, DelPriore and Hill were $2,993,160, $1,196,907, $1,233,299, $1,167,142 and $692,218, respectively.

(2)	The Compensation Committee, and in regards to Mr. Bolton’s participation, the Board, approved the 2021 LTIP with a grant date of January 4, 2021. The 2021 LTIP consists of three award opportunities as outlined below.

(i)	The actual shares of restricted stock presented in the table to the right were issued on the grant date and remain at risk of forfeiture until vested. The shares will vest equally over three years on the anniversary of the issuance date dependent upon continued employment in good standing through each vest date. The shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stockholders until they vest or are forfeited.

Actual
Service-Based Shares
Bolton	5,923
Campbell	2,370
Grimes	2,429
DelPriore	2,312
Hill	854

(ii)	The actual shares of restricted stock presented in the table to the right represent the performance shares earned based on our FAD results during fiscal year 2021 and were issued on April 1, 2022. The shares will vest equally over two years on the anniversary of the issue date dependent upon continued employment in good standing through each vest date and remain at risk of forfeiture until vested. The issued shares of restricted stock will receive dividend payments equivalent to dividend payments made to our common stockholders until they vest or are forfeited. The performance shares did not receive dividend payments or dividend equivalents during the performance period.

	FAD Performance Shares
	Actual	Threshold	Target	Maximum
Bolton	13,328	2,221	8,885	13,328
Campbell	5,334	889	3,556	5,334
Grimes	5,467	911	3,644	5,467
DelPriore	5,202	867	3,468	5,202
Hill	1,923	320	1,282	1,923

(iii)	Shares of restricted stock representing performance shares based on our relative three-year TSR performance from 2021 through 2023 as compared to the performance of the Dow Jones US Real Estate Apartments Index over the same period, will be issued, to the extent earned, on April 1, 2024. Any shares of restricted stock issued will immediately vest upon issuance. The performance shares will not receive dividend payments or dividend equivalents during the performance period.

	TSR Performance Shares
	Threshold	Target	Maximum
Bolton	3,702	14,809	29,619
Campbell	1,481	5,927	11,854
Grimes	1,518	6,074	12,148
DelPriore	1,444	5,780	11,560
Hill	534	2,136	4,273

(3)	These amounts are also reflected in the Summary Compensation Table under “Stock Awards”.

2022 PROXY STATEMENT	61

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The below table summarizes the number of unvested outstanding equity awards held by each of our NEOs as of December 31, 2021, including awards earned as of December 31, 2021 but not issued until 2022, as well as the market value of the awards as of December 31, 2021, based on the closing stock price of $229.44 on December 31, 2021. These awards are often related to long-term incentive plans with performance periods in prior years. Frequently, the shares were also issued in prior years and are subject to various vesting periods through which the shares remain forfeitable, contingent upon continued employment in good standing through each respective vest date. Please refer to the footnotes of the table for further details. None of our NEOs hold any stock options.

		Stock Awards
		Number of		Market Value of
		Shares or Units of		Shares or Units of
	Grant	Stock That Have		Stock That Have
Name	Date	Not Vested (#)		Not Vested ($)
Bolton	1/9/2017	1,301	(1)	$ 298,501
CEO	1/9/2018	2,937	(2)	$ 673,865
	1/9/2019	2,143	(3)	$ 491,690
	1/9/2019	7,241	(4)	$ 1,661,375
	1/9/2019	24,079	(5)	$ 5,524,686
	1/9/2020	3,217	(6)	$ 738,108
	1/9/2020	10,874	(7)	$ 2,494,931
	1/4/2021	5,923	(8)	$ 1,358,973
	1/4/2021	13,328	(9)	$ 3,057,976
Campbell	1/9/2017	633	(1)	$ 145,236
CFO	1/9/2018	1,426	(2)	$ 327,181
	1/9/2019	972	(3)	$ 223,016
	1/9/2019	3,286	(4)	$ 753,940
	1/9/2019	10,919	(5)	$ 2,505,255
	1/9/2020	1,460	(6)	$ 334,982
	1/9/2020	4,935	(7)	$ 1,132,286
	1/4/2021	2,370	(8)	$ 543,773
	1/4/2021	5,334	(9)	$ 1,223,833
Grimes	1/9/2017	649	(1)	$ 148,907
COO	1/9/2018	1,462	(2)	$ 335,441
	1/9/2019	996	(3)	$ 228,522
	1/9/2019	3,368	(4)	$ 772,754
	1/9/2019	11,190	(5)	$ 2,567,434
	1/9/2020	1,496	(6)	$ 343,242
	1/9/2020	5,057	(7)	$ 1,160,278
	1/4/2021	2,429	(8)	$ 557,310
	1/4/2021	5,467	(9)	$ 1,254,348
DelPriore	1/9/2017	529	(1)	$ 121,374
CAO	1/9/2018	1,192	(2)	$ 273,492
	1/9/2019	948	(3)	$ 217,509
	1/9/2019	3,205	(4)	$ 735,355
	1/9/2019	10,648	(5)	$ 2,443,077
	1/9/2020	1,423	(6)	$ 326,493
	1/9/2020	4,812	(7)	$ 1,104,065
	1/4/2021	2,312	(8)	$ 530,465
	1/4/2021	5,202	(9)	$ 1,193,547
Hill	1/9/2017	216	(1)	$ 49,559
CIO	1/9/2018	506	(2)	$ 116,097
	1/9/2019	351	(3)	$ 80,533
	1/9/2019	1,182	(4)	$ 271,198
	1/9/2019	3,974	(5)	$ 911,795
	1/9/2020	527	(6)	$ 120,915
	1/9/2020	1,775	(7)	$ 407,256
	1/4/2021	854	(8)	$ 195,942
	1/4/2021	1,923	(9)	$ 441,213

(1)	Represents the remaining unvested restricted service-based shares issued on January 9, 2017 under the 2017 LTIP, which vest equally over five years on the anniversary of the issuance date.

(2)	Represents the remaining unvested restricted service-based shares issued on January 9, 2018 under the 2018 LTIP, which vest equally over five years on the anniversary of the issuance date.

(3)	Represents the remaining unvested restricted service-based shares issued on January 9, 2019 under the 2019 LTIP, which vest equally over three years on the anniversary of the issuance date.

(4)	Represents the restricted shares issued on April 1, 2020 under the 2019 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(5)	Represents restricted shares which were issued on April 1, 2022 under the 2019 LTIP related to the performance under the TSR metric, which immediately vested upon issuance.

(6)	Represents the remaining unvested restricted service-based shares issued on January 9, 2020 under the 2020 LTIP, which vest equally over three years on the anniversary of the issuance date.

(7)	Represents the restricted shares issued on April 1, 2021 under the 2020 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

(8)	Represents the remaining unvested restricted service-based shares issued on January 4, 2021 under the 2021 LTIP, which vest equally over three years on the anniversary of the issuance date.

(9)	Represents the restricted shares issued on April 1, 2022 under the 2021 LTIP related to the performance of the MAA financial metric, which vest equally over two years on the anniversary of the issuance date.

2022 PROXY STATEMENT	62

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

The following table summarizes the number of shares acquired upon the vesting of stock awards and the value realized by our NEOs as a result of such vestings during 2021. None of our NEOs hold any stock options. Accordingly, no options were exercised in 2021 by our NEOs.

	Stock Awards
	Number of Shares
	Acquired on	Value Realized
Name	Vesting (#) (1)	on Vesting ($) (2)
Bolton CEO	46,756	$ 6,692,734
Campbell CFO	21,716	$ 3,107,972
Grimes COO	21,296	$ 3,044,460
DelPriore CAO	19,356	$ 2,769,659
Hill CIO	6,415	$ 912,872

(1)	The shares represented in this column vested from various plans as indicated in the below table.

(2)	Represents the number of shares vesting multiplied by the respective closing stock price on the vesting date.

		ASC 718	Stock	Shares	Vested	Remaining
Name	Plan	Grant Date	Issue Date	Granted	in 2021	Unvested	Vesting Schedule
Bolton	2016 LTIP	1/8/2016	1/8/2016	5,673	1,135	-	20% annually from 1/8/2017
Campbell	2016 LTIP	1/8/2016	1/8/2016	2,659	532	-	20% annually from 1/8/2017
Grimes	2016 LTIP	1/8/2016	1/8/2016	2,726	546	-	20% annually from 1/8/2017
DelPriore	2016 LTIP	1/8/2016	1/8/2016	2,161	433	-	20% annually from 1/8/2017
Hill	2016 LTIP	1/8/2016	1/8/2016	1,108	222	-	20% annually from 1/8/2017
Bolton	2017 LTIP	1/9/2017	1/9/2017	6,505	1,301	1,301	20% annually from 1/9/2018
Campbell	2017 LTIP	1/9/2017	1/9/2017	3,162	632	633	20% annually from 1/9/2018
Grimes	2017 LTIP	1/9/2017	1/9/2017	3,241	648	649	20% annually from 1/9/2018
DelPriore	2017 LTIP	1/9/2017	1/9/2017	2,642	528	529	20% annually from 1/9/2018
Hill	2017 LTIP	1/9/2017	1/9/2017	1,078	216	216	20% annually from 1/9/2018
Bolton	PPS Merge	4/4/2017	4/1/2019	18,019	9,010	-	50% annually from 4/1/2020
Campbell	PPS Merge	4/4/2017	4/1/2019	7,506	3,753	-	50% annually from 4/1/2020
Grimes	PPS Merge	4/4/2017	4/1/2019	5,570	2,885	-	50% annually from 4/1/2020
DelPriore	PPS Merge	4/4/2017	4/1/2019	7,318	3,661	-	50% annually from 4/1/2020
Bolton	2018 LTIP	1/9/2018	1/9/2018	7,341	1,468	2,937	20% annually from 1/9/2019
Campbell	2018 LTIP	1/9/2018	1/9/2018	3,565	713	1,426	20% annually from 1/9/2019
Grimes	2018 LTIP	1/9/2018	1/9/2018	3,655	731	1,462	20% annually from 1/9/2019
DelPriore	2018 LTIP	1/9/2018	1/9/2018	2,980	596	1,192	20% annually from 1/9/2019
Hill	2018 LTIP	1/9/2018	1/9/2018	1,263	252	506	20% annually from 1/9/2019
Bolton	2018 LTIP	1/9/2018	4/2/2019	8,995	4,498	-	50% annually from 4/2/2020
Campbell	2018 LTIP	1/9/2018	4/2/2019	4,369	2,185	-	50% annually from 4/2/2020
Grimes	2018 LTIP	1/9/2018	4/2/2019	4,478	2,239	-	50% annually from 4/2/2020
DelPriore	2018 LTIP	1/9/2018	4/2/2019	3,651	1,826	-	50% annually from 4/2/2020
Hill	2018 LTIP	1/9/2018	4/2/2019	1,547	774	-	50% annually from 4/2/2020
Bolton	2018 LTIP	1/9/2018	4/1/2021	18,353	18,353	-	100% upon issuance
Campbell	2018 LTIP	1/9/2018	4/1/2021	8,914	8,914	-	100% upon issuance
Grimes	2018 LTIP	1/9/2018	4/1/2021	9,137	9,137	-	100% upon issuance
DelPriore	2018 LTIP	1/9/2018	4/1/2021	7,450	7,450	-	100% upon issuance
Hill	2018 LTIP	1/9/2018	4/1/2021	3,157	3,157	-	100% upon issuance
Bolton	2019 LTIP	1/9/2019	1/9/2019	6,426	2,142	2,143	33.33% annually from 1/9/2020
Campbell	2019 LTIP	1/9/2019	1/9/2019	2,915	972	972	33.33% annually from 1/9/2020
Grimes	2019 LTIP	1/9/2019	1/9/2019	2,987	996	996	33.33% annually from 1/9/2020
DelPriore	2019 LTIP	1/9/2019	1/9/2019	2,842	947	948	33.33% annually from 1/9/2020
Hill	2019 LTIP	1/9/2019	1/9/2019	1,051	350	351	33.33% annually from 1/9/2020
Bolton	2019 LTIP	1/9/2019	4/1/2020	14,482	7,241	7,241	50% annually from 4/1/2021
Campbell	2019 LTIP	1/9/2019	4/1/2020	6,572	3,286	3,286	50% annually from 4/1/2021
Grimes	2019 LTIP	1/9/2019	4/1/2020	6,735	3,367	3,368	50% annually from 4/1/2021
DelPriore	2019 LTIP	1/9/2019	4/1/2020	6,409	3,204	3,205	50% annually from 4/1/2021
Hill	2019 LTIP	1/9/2019	4/1/2020	2,364	1,182	1,182	50% annually from 4/1/2021
Bolton	2020 LTIP	1/9/2020	1/9/2020	4,825	1,608	3,217	33.33% annually from 1/9/2021
Campbell	2020 LTIP	1/9/2020	1/9/2020	2,189	729	1,460	33.33% annually from 1/9/2021
Grimes	2020 LTIP	1/9/2020	1/9/2020	2,243	747	1,496	33.33% annually from 1/9/2021
DelPriore	2020 LTIP	1/9/2020	1/9/2020	2,134	711	1,423	33.33% annually from 1/9/2021
Hill	2020 LTIP	1/9/2020	1/9/2020	789	262	527	33.33% annually from 1/9/2021

2022 PROXY STATEMENT	63

EXECUTIVE COMPENSATION

401(K) PLAN

We adopted a 401(K) Plan under the terms of which participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Under the terms of the 401(K) Plan, benefits generally start on or after the date the participant reaches the age of 65. Under applicable law, participants must begin receiving benefits by April 1st following the later of the calendar year in which a participant reaches the age of 70½, if the participant reached the age of 70½ before January 1, 2020, or 72, if the participant did not reach the age of 70½ before January 1, 2020, or stops working for MAA.

The mutual funds available for investment in the 401(K) Plan for 2021, as well as those fund’s respective rates of return for 2021, are provided below.

		2021 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	9.32%	(1)	These collective funds are not mutual funds and are exempt from SEC registration. They are designed for and exclusively sold to qualified retirement plans and their participants and are therefore not available to individual retail investors.
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	10.27%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.64%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	11.44%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	13.16%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	15.54%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	16.83%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	17.18%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	17.27%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	17.28%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	17.19%
American Funds EuroPacific Growth Fund Class R6	RERGX	2.84%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	11.81%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	12.34%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	42.19%
Core Plus Bond Fund CL I1 (1)	N/A	-1.44%
Fidelity 500 Index Fund	FXAIX	28.69%
Fidelity Global ex US Index Fund	FSGGX	7.76%
Fidelity Mid Cap Index Fund	FSMDX	22.56%
Fidelity Small Cap Index Fund	FSSNX	14.71%
Fidelity US Bond Index Fund	FXNAX	-1.79%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	33.40%
JPMorgan Equity Income Fund Class R6	OIEJX	25.44%
Large Cap Growth Fund II Fee Class I1 (1)	N/A	17.93%
T. Rowe Price Stable Value Common Trst A (1)	N/A	1.74%
Victory Sycamore Established Value Fund Class R6	VEVRX	31.95%

The table below provides the balance as of December 31, 2021, of our NEOs’ 401(K) Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 26,000	$ 11,600	$ 26,960	$ -	$ 291,558
Campbell CFO	$ 26,000	$ 11,600	$ 151,584	$ -	$ 932,869
Grimes COO	$ 26,000	$ 11,600	$ 92,423	$ -	$ 863,957
DelPriore CAO	$ 26,000	$ 11,600	$ 32,689	$ -	$ 256,981
Hill CIO	$ 19,500	$ 11,600	$ 49,401	$ -	$ 457,658

(1)	Values represent aggregate deemed investment earnings or losses from voluntary deferrals and our contributions, as applicable, as well as minimal investment fund fees. The 401(K) Plan does not guarantee a return on deferred amounts.

2022 PROXY STATEMENT	64

EXECUTIVE COMPENSATION

EXECUTIVE DEFERRED COMPENSATION PLAN

The Executive Deferred Compensation Plan is available to all executive management. Under the terms of the Executive Deferred Compensation Plan, participants may elect to defer a percentage of their compensation and we may match a portion of their deferral. Distributions from the Executive Deferred Compensation Plan for balances prior to 2016 are made in five equal annual installments beginning on the first day following the sixth full month occurring after the earliest of death, disability, or separation from service. Balances from 2016 and forward will be distributed in compliance with the participant’s previous elections for the specific contributions in the form of either a lump-sum payment or substantially equal annual installments amortized over a period not to exceed ten years beginning on the later of January 1st or six months and a day after the participant’s separation from service. Notwithstanding the foregoing, in the case of a participant who becomes entitled to receive benefits on account of disability, the balances from 2016 and forward will be paid in a lump sum on or after the 15th of the first month following determination of disability.

The mutual funds available for investment in the Executive Deferred Compensation Plan for 2021, as well as those fund’s respective rates of return for 2021, are provided below.

		2021 Rate
Name of Fund	Ticker	of Return
American Funds 2010 Target Date Retirement Fund Class R6	RFTTX	9.32%
American Funds 2015 Target Date Retirement Fund Class R6	RFJTX	10.27%
American Funds 2020 Target Date Retirement Fund Class R6	RRCTX	10.64%
American Funds 2025 Target Date Retirement Fund Class R6	RFDTX	11.44%
American Funds 2030 Target Date Retirement Fund Class R6	RFETX	13.16%
American Funds 2035 Target Date Retirement Fund Class R6	RFFTX	15.54%
American Funds 2040 Target Date Retirement Fund Class R6	RFGTX	16.83%
American Funds 2045 Target Date Retirement Fund Class R6	RFHTX	17.18%
American Funds 2050 Target Date Retirement Fund Class R6	RFITX	17.27%
American Funds 2055 Target Date Retirement Fund Class R6	RFKTX	17.28%
American Funds 2060 Target Date Retirement Fund Class R6	RFUTX	17.19%
American Funds EuroPacific Growth Fund Class R6	RERGX	2.84%
Carillon Eagle Mid Cap Growth Fund Class R6	HRAUX	11.81%
ClearBridge Small Cap Growth Fund Class IS	LMOIX	12.34%
Cohen & Steers Real Estate Securities Fund, Inc. Class Z	CSZIX	42.19%
Fidelity 500 Index Fund	FXAIX	28.69%
Fidelity Global ex US Index Fund	FSGGX	7.76%
Fidelity Mid Cap Index Fund	FSMDX	22.56%
Fidelity Small Cap Index Fund	FSSNX	14.71%
Fidelity US Bond Index Fund	FXNAX	-1.79%
Goldman Sachs Small Cap Value Insights Fund Class R6	GTTUX	33.40%
JPMorgan Equity Income Fund Class R6	OIEJX	25.44%
PGIM Total Return Bond Fund Class R6	PTRQX	-1.16%
T. Rowe Price Blue Chip Growth I	TBCIX	17.85%
Vanguard Treasury Money Mkt Inv	VUSXX	0.01%
Victory Sycamore Established Value Fund Class R6	VEVRX	31.95%

The table below provides the balance as of December 31, 2021, of our NEOs’ Executive Deferred Compensation Plan accounts.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings (Loss)	Withdrawals/	Balance
	Last FY	Last FY	in Last FY (1)	Distributions	at Last FYE
Name	($)	($)	($)	($)	($)
Bolton CEO	$ 150,491	$ 64,846	$ 73,161	$ -	$ 4,296,307
Campbell CFO	$ 185,865	$ 30,024	$ 333,980	$ -	$ 2,432,895
Grimes COO	$ 134,968	$ 32,639	$ 205,852	$ -	$ 1,957,181
DelPriore CAO	$ 50,581	$ 28,865	$ 97,672	$ -	$ 1,003,672
Hill CIO	$ 49,771	$ 18,622	$ 30,961	$ -	$ 291,263

(1)	Values represent deemed combined investment earnings or losses from voluntary deferrals and our contributions, as applicable. The Executive Deferred Compensation Plan does not guarantee a return on deferred amounts.

2022 PROXY STATEMENT	65

EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS

Mr. Bolton entered into an employment agreement with us on March 24, 2015, that replaced his previous agreement which had been entered into in 2008. The employment agreement outlines the compensation he will receive and (i) has a term of one year that renews automatically on the first day of each month for an additional one-month period, so that on the first day of each month, unless sooner terminated in accordance with the terms of the agreement, the remaining term is one year; (ii) provides for an annual base salary for Mr. Bolton, subject to change at the discretion of the Compensation Committee; and (iii) allows for annual incentive/bonus compensation.

Upon Mr. Bolton’s termination due to death or permanent disability or in the event he is terminated without cause or resigns for good reason, we will pay Mr. Bolton (or his personal representative) all amounts due to him as of the date of termination under the terms of all incentive and bonus plans, and will also continue to pay him his base salary as then in effect for one year after the termination. In addition, all stock options or shares of restricted stock issued to Mr. Bolton will become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the in-the-money value of the shares covered by all such options.  In compliance with the 2019 LTIP, 2020 LTIP and 2021 LTIP, Mr. Bolton will also receive a pro-rata award (based on the number of days from grant to termination date) of any Performance Share Awards which would have been earned and issued under the plans except for the fact that the termination date preceded the end of the performance period. Shares of restricted stock will be issued in line with the underlying plan timing and will be immediately fully vested. Finally, we will pay to Mr. Bolton all legal fees incurred by him in connection with his termination without cause or resignation for good reason.

If Mr. Bolton is terminated without cause in anticipation of, on, or within three years after a change in control or resigns for good reason within three years after a change in control, he is entitled to receive a payment equal to the sum of 2.99 times his annual base salary in effect on the date of termination plus 2.99 times his average annual cash bonus paid during the two immediately preceding fiscal years. However, if the change in control transaction occurs within three years of Mr. Bolton’s planned retirement date, the maximum change in control payment would be the base salary and bonus payable to Mr. Bolton through the anticipated date of retirement.  In addition, all stock options and shares of restricted stock issued to Mr. Bolton shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Mr. Bolton may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by him, multiplied by the number of shares covered by all such options. In compliance with the 2019 LTIP, 2020 LTIP and 2021 LTIP, if Mr. Bolton is terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of Mr. Bolton’s termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to his termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued to Mr. Bolton and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Mr. Bolton all legal fees incurred by him in connection with the change in control termination.

The employment agreement also contains certain confidentiality and non-competition provisions, as well as the agreement of Mr. Bolton, for a period of two years following a change in control termination, not to have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

CHANGE IN CONTROL AGREEMENTS

Messrs. Campbell, Grimes, DelPriore and Hill have change in control agreements that were entered into on March 24, 2015, in regards to Messrs. Campbell, Grimes and DelPriore, and December 13, 2021, in regards to Mr. Hill. The agreements outline the compensation they will receive under certain change in control scenarios. For Messrs. Campbell and Grimes, these agreements replaced change in control agreements originally entered into in December 1999 which were subsequently amended and restated in 2008.

Each change in control agreement provides that in the event of a change in control termination, each of Messrs. Campbell, Grimes, DelPriore and/or Hill is entitled to receive a payment equal to the sum of 2.99 times their annual base salary in effect on the date of termination plus 2.99 times their average annual cash bonus paid during the two immediately preceding fiscal years.  In addition, all stock options and shares of restricted stock issued to Messrs. Campbell, Grimes, DelPriore and/or Hill shall become fully vested and exercisable in accordance with the terms of the underlying equity incentive plan on the termination date. Alternatively, Messrs. Campbell, Grimes, DelPriore and/or Hill may elect to receive an amount in cash equal to the greater of (i) the in-the-money value of the shares covered by all such options or (ii) the difference between the highest per share price for our shares paid in connection with the change in control and the per share exercise price of the options held by them, multiplied by the number of shares covered by all such options. In compliance with the 2019 LTIP, 2020 LTIP and 2021 LTIP, if Messrs. Campbell, Grimes, DelPriore and/or Hill are terminated without cause after negotiations for a sale event have begun and the sale event closes within 90 days of the termination date, the maximum Performance Share Awards for which the performance period had not yet completed prior to the termination date, shall be considered to be earned in full. The maximum number of restricted shares would be issued and be fully vested immediately prior to the consummation of the sale event. Finally, we will pay Messrs. Campbell, Grimes, DelPriore and/or Hill all legal fees incurred by them in connection with the change in control. The change in control agreements also require that Messrs. Campbell, Grimes, DelPriore and/or Hill, for a period of two years following a change in control termination, not have an interest in a competitor or engage in a competitive business, in any capacity, within five miles of a property we own at the time of termination of employment.

2022 PROXY STATEMENT	66

EXECUTIVE COMPENSATION

CALCULATION OF BENEFITS

The following tables include an estimate of the potential payments we would be required to make upon termination of employment of the NEOs in each of the circumstances described below. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable.

✓	The date of termination is December 31, 2021
✓	The annual salary at the time of termination equals the 2021 base salary as established by the Compensation Committee, and in regards to Mr. Bolton, by the Board

✓	There is no accrued and unpaid salary
✓	There is no unpaid reimbursement for expenses incurred prior to the date of termination

TERMINATION DUE TO DEATH OR DISABILITY OR BY MAA WITHOUT CAUSE OR BY THE NEO FOR GOOD REASON IN THE ABSENCE OF A CHANGE IN CONTROL

Severance Benefit Component	Bolton CEO	Campbell CFO (4)	Grimes COO (4)	DelPriore CAO (4)	Hill CIO (4)
12 months base salary (1)	$ 855,188	$ -	$ -	$ -	$ -
Pro-rated bonus	$ 1,496,580	$ -	$ -	$ -	$ -
Equity awards (2)	$ 21,304,147	$ 9,338,555	$ 9,570,341	$ 9,040,770	$ 3,373,346
Insurance (3)	$ 29,341	$ -	$ -	$ -	$ -
Total	$ 23,685,256	$ 9,338,555	$ 9,570,341	$ 9,040,770	$ 3,373,346
(1)	Semi-monthly payments of base salary for one year following the termination date, subject to the six-month delayed payment rule under Section 409A of the Internal Revenue Code.
(2)	Aggregate number of issued but unvested restricted shares as of December 31, 2021.
(3)	Upon a termination, other than death, lump sum payment for 12 months of insurance coverage for health, dental, life and disability substantially equivalent to the costs under MAA’s benefit plans.
(4)	NEO is not entitled to receive any severance benefits except certain equity awards in accordance with the terms and conditions of the applicable plan document.

TERMINATION BY MAA WITHOUT CAUSE (OR BY THE NEO FOR GOOD REASON) IN ANTICIPATION OF, ON, OR WITHIN A SPECIFIED PERIOD AFTER A CHANGE IN CONTROL

Severance Benefit Component	Bolton CEO	Campbell CFO	Grimes COO	DelPriore CAO	Hill CIO
2.99 x base salary	$ 2,557,012	$ 1,581,641	$ 1,620,909	$ 1,542,377	$ 1,079,390
2.99 x bonus (1)	$ 4,582,138	$ 2,010,914	$ 2,362,501	$ 1,967,825	$ 1,205,260
Pro-rated bonus	$ 1,496,580	$ 687,671	$ 704,743	$ 670,597	$ 469,300
Equity awards (2)	$ 27,244,394	$ 11,790,233	$ 12,082,769	$ 11,431,389	$ 4,259,324
Insurance (3)	$ 58,683	$ 35,321	$ 35,321	$ 22,013	$ 35,321
Total	$ 35,938,806	$ 16,105,780	$ 16,806,242	$ 15,634,200	$ 7,048,595
(1)	Bonus is the average annual cash bonus paid for the two immediately preceding fiscal years.
(2)	Aggregate number of (i) issued but unvested restricted shares as of December 31, 2021, (ii) the maximum number of shares issuable under a former merger incentive plan, and (iii) the maximum number of performance share awards under the 2017 LTIP, the 2018 LTIP, the 2019 LTIP, the 2020 LTIP, and the 2021 LTIP multiplied by $229.44, the closing price for MAA’s common stock on the NYSE on December 31, 2021.
(3)	For Mr. Bolton, lump sum payment for 24 months of insurance coverage for health, dental, vision, life, and disability substantially equivalent to the costs under MAA’s benefit plans. For Messrs. Grimes, Campbell, DelPriore and Hill, lump sum payment for 24 months insurance coverage for health, dental and vision.

2022 PROXY STATEMENT	67

EXECUTIVE COMPENSATION

CEO PAY RATIO

As directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act, on August 5, 2015, the SEC adopted final rules regarding disclosure of (i) the median of the annual total compensation of all employees of a company, other than its principal executive officer, (ii) the annual total compensation of the company’s principal executive officer, and (iii) the ratio of those two amounts, or pay ratio. The purpose of this disclosure requirement is to provide a measure of the equitability of pay within the organization and to assist shareholders in better understanding and assessing a company’s executive compensation practices. We encourage you to consider this information in conjunction with the information provided in the Compensation Discussion and Analysis section of this Proxy Statement beginning on page 42, which includes discussions on our compensation philosophy, percentage of executive pay tied to our performance results and long term total shareholder return, peer comparisons and other information you may find useful in evaluating the appropriateness of our executive compensation packages. Our pay ratio is provided to assist you in evaluating our compensation practices and may not be meaningful when compared against other companies as impacts of varying organizational structures on employment bases and their respective compensation practices, as well as the methodology, assumptions and estimates any one company uses in determining their median employee, may impact the pay ratios among and within industries.

IDENTIFICATION OF MEDIAN EMPLOYEE

Calculations to identify the median employee are required by the SEC to be done every three years. In analyzing the need to identify a median employee for 2021, we took into account that no meaningful changes had occurred in our employee population or in our compensation arrangements that would result in a significant change in our CEO pay ratio disclosure. In addition, as the median employee identified in conjunction with our 2020 analysis has not had a significant change in compensation, such as a major promotion, we believe it is appropriate to use the median employee identified for our 2020 analysis for our 2021 analysis. The following discussion provides details on how we identified the median employee for 2020.

POPULATION OF EMPLOYEES ANALYZED

The below outlines the full population of employees included in our 2020 analysis to identify our median employee.

WE INCLUDED EMPLOYEES IF THEY WERE:

✓

Employed by MAA or any of its subsidiaries,

✓

Employed on December 31, 2020, and

✓

Classified as full-time, part-time or temporary, except as set forth in the “We Excluded” column

WE EXCLUDED EMPLOYEES IF THEY WERE:

✗

Our CEO,

✗

Contract workers,

✗

Temporary workers employed, and whose compensation was determined, by an unaffiliated third party,

✗

A seasonal employee (MAA does not have seasonal employees), or

✗

An international employee (MAA does not have international employees)

DATA USED TO IDENTIFY MEDIAN EMPLOYEE

To identify our median employee, we reviewed the 2020 income reported in Box 1 of Form W-2 for employees of MAA and its subsidiaries. While the value in Box 1 of Form W-2 is not calculated in the same manner as the total compensation in the Summary Compensation Table (the value on which the pay ratio is based), we felt it provided a consistent reporting value that could be applied across all associates that includes amounts for the largest categories of compensation represented in the Summary Compensation Table, which are salary, cash bonuses and stock awards. In regards to MAA’s compensation packages, the largest difference between the compensation reported in the Summary Compensation Table and Box 1 of Form W-2 is the value associated with stock awards, as the Summary Compensation Table reflects the full grant date fair value in accordance with FASB ASC Topic 718 in the year of grant while Box 1 of Form W-2 reflects the actual compensation realized in the year of vesting of stock awards actually earned. While these values can be materially different both in terms of amount and year in which they are recognized, given the nature and number of the participants in our equity incentive plans, we believe the differences in value would not move a participant from above the median to below the median and, therefore, would not have an impact on the identification of our median employee.

Before identifying the median employee, we adjusted the Box 1 of Form W-2 values to annualize the income of full-time and part-time employees hired after January 1, 2020, and employees who were on leave for a portion of the year for active military duty, under the Family and Medical Leave Act or as a result of an unpaid leave of absence. We made no other adjustments to the Box 1 of Form W-2 values, including any adjustments to normalize cost-of-living across geographic locations, before determining the median employee.

TOTAL MEDIAN EMPLOYEE COMPENSATION CALCULATION

After identifying the median employee, we calculated that employee’s compensation to match the required disclosures in the Summary Compensation Table, to provide a comparable value to the amount of total compensation disclosed for Mr. Bolton, our CEO, and in compliance with SEC requirements. The total annual compensation for our median employee in 2021 was $52,777.

RESULTS

Mr. Bolton, our CEO, is our principal executive officer. When considering Mr. Bolton’s total annual compensation of $7,667,655 for 2021, as calculated in compliance with the required disclosures for the Summary Compensation Table, the ratio of our median employee’s total annual compensation to our principal executive officer’s total annual compensation was approximately 1:145.

2022 PROXY STATEMENT	68

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3:	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MATTER TO BE VOTED

Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for 2022.

The Audit Committee is solely responsible for selecting our independent registered public accounting firm and has selected Ernst & Young LLP to audit our financial statements for the 2022 fiscal year. Although shareholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022, our Board believes that submitting the appointment of Ernst & Young LLP to the shareholders for ratification is a matter of good corporate governance.

VOTE REQUIRED

This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Shareholder approval for the appointment of our independent registered public accounting firm is not required, but the Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

	IMPACT OF ABSTENTIONS	Abstentions will have no legal effect on whether this proposal is approved.
	IMPACT OF BROKER NON-VOTES	Broker non-votes will have no legal effect on whether this proposal is approved.
BOARD RECOMMENDATION	✓ On behalf of the Audit Committee, the Board recommends you vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022

Ernst & Young LLP audited our annual financial statements for the fiscal year ended December 31, 2021, and our internal control over financial reporting as of December 31, 2021. On February 15, 2022, following a review of the qualifications, performance and independence of Ernst & Young LLP, among other considerations, the Audit Committee appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Ernst & Young LLP has performed as our external auditors continuously since October 2005. The Audit Committee believes that the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 is in the best long-term interest of our shareholders.

A representative of Ernst & Young LLP will attend the Annual Meeting to make a statement if they so desire and to answer any appropriate questions.

2022 PROXY STATEMENT	69

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT AND NON-AUDIT FEES

The following table shows the fees paid or accrued by us for audit and other services provided by Ernst & Young LLP, our independent registered public accounting firm effective as of October 31, 2005, for the years ended December 31, 2021 and 2020.

SEC rules under Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2002, our Audit Committee began pre-approving all services provided by our independent registered public accounting firm and has pre-approved all new services since that time. The Audit Committee has determined that the nature and level of non-audit related services that Ernst & Young LLP provides to us is compatible with maintaining the independence of Ernst & Young LLP.

	2021	2020
Audit Fees (1)	$ 2,194,023	$ 2,267,035
Audit-Related Fees (2)	-	-
Tax Fees (3)	773,098	422,320
All Other Fees (4)	1,825	1,450
Total Fees	$ 2,968,946	$ 2,690,805

(1)	Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting, the review of our interim financial statements and the work performed on securities offerings and other filings with the SEC, including comfort letters, consents and comment letters.

(2)	Audit-Related Fees consists of fees billed for professional services rendered and expenses incurred for assurance and other services related to the audit of our financial statements that are not reported under audit fees.

(3)	Tax Fees consists of fees billed for professional services rendered and expenses incurred related to tax return preparation and compliance and general tax consulting. For 2021, Tax Fees included fees billed specifically pertaining to tax return compliance, green building certification consulting, cost segregation studies, Section 382 analysis and general tax consulting. For 2020, Tax Fees included fees billed specifically pertaining to tax return compliance, Section 1031 “Like-kind” consulting, Section 704c allocation modeling, captive insurance consulting, real estate transfer tax consulting, and a cost segregation study.

(4)	All Other Fees consists of a fee billed for a subscription to an online technical accounting and tax information resource.

AUDIT COMMITTEE POLICIES

PRACTICES RELATED TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SOLE AUTHORITY TO APPOINT OR REPLACE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm and is responsible for the compensation and oversight of the work of the independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attestation services for MAA. As such, the independent registered public accounting firm reports directly to the Audit Committee.
OVERSIGHT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	In addition to quarterly written materials submitted to the Audit Committee, representatives of the independent registered public accounting firm meet with the Audit Committee, management and Internal Audit on a quarterly basis. The Audit Committee routinely meets with representatives of the independent registered public accounting firm as well as management and/or Internal Audit in separate executive sessions throughout the year. The Chairman of the Audit Committee may also receive or request periodic or ad hoc updates from the independent registered public accounting firm and/or management or Internal Audit between scheduled meetings, as desired.
PRE-APPROVAL OF ALL AUDITING AND NON-AUDITING SERVICES	The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit Committee has delegated the authority to pre-approve such services and fees to the Chairman of the Audit Committee when scheduling a full committee meeting to timely consider a proposed service or fee is not feasible. Any decisions to pre-approve services or fees made solely by the Chairman of the Audit Committee are presented to the full Audit Committee for ratification at its next scheduled meeting. Authority to pre-approve services and fees of the independent registered public accounting firm may not be delegated to any member of management.

2022 PROXY STATEMENT	70

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ANNUAL EVALUATION AND SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The Audit Committee annually evaluates the performance of our independent registered public accounting firm and audit engagement team and determines whether to reengage the then current firm. Among other items, the Audit Committee considers the following factors when making this determination:

✓

The Audit Committee’s determination of prior performance of the independent registered public accounting firm including the quality and efficiency of work performed as well as familiarity of our operations, accounting policies and procedures and internal controls over financial reporting,

✓

Independence considerations including independence controls of the independent registered public accounting firm and the type and quantity of non-audit services provided to us, any member of the Board and any NEO,

✓

Recent Public Company Accounting Oversight Board reports related generally to the independent registered public accounting firm and specifically to audits performed by members of our engagement team,

✓

Depth of financial, accounting and industry experience, technical expertise and resources of the independent registered public accounting firm in general and of the members of the audit engagement team specifically,

✓

The quality, candor and frequency of the independent registered public accounting firm’s communications with the Audit Committee,

✓

The appropriateness of fees charged by the independent registered public accounting firm, and

✓

The results of the most recent shareholder vote to ratify the appointment of the independent registered public accounting firm. Shareholders ratified the selection of Ernst & Young LLP to be our independent registered public accounting firm for 2021 by 98.9% at the 2021 Annual Meeting of Shareholders.

ROTATION OF AUDIT ENGAGEMENT TEAM MEMBERS	The Audit Committee ensures that the rotation of the lead audit partner and audit engagement team members of our independent registered public accounting firm is done in compliance with NYSE and SEC regulations. In addition, the Audit Committee participates in the selection and approval of the lead audit partner and may, from time to time, also engage in discussions surrounding individual audit engagement team member needs.
HIRING OF INDEPENDENT RESGISTERED PUBLIC ACCOUNTING FIRM EMPLOYEES	Restrictions on Hiring of Independent Registered Public Accounting Firm Employees	MAA will not hire an individual who is concurrently an employee of its independent registered public accounting firm, nor will MAA hire an individual in an accounting role or financial reporting oversight role if they remain in a position to influence MAA’s independent registered public accounting firm’s operations or policies.
	Required Approval for Hiring Previous Members of Audit Engagement Team	MAA’s Principal Accounting Officer or Chief Financial Officer must approve the hiring of any candidate who served on the independent registered public accounting firm’s audit engagement team for MAA.
	Cooling Off Period Before Hiring Previous Members of Audit Engagement Team	MAA will not hire a former member of the independent registered public accounting firm’s audit engagement team for MAA in an accounting or financial reporting oversight role before a required “cooling-off” period has elapsed.
	Reporting of Hiring Previous Members of Audit Engagement team to Audit Committee	Management discloses all hires of former members of the independent registered public accounting firm’s audit engagement team for accounting or financial reporting oversight roles to the Audit Committee at least quarterly.

2022 PROXY STATEMENT	71

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER PRACTICES

AUDIT COMMITTEE COMPRISED SOLELY OF INDEPENDENT MEMBERS OF THE BOARD	The Audit Committee is comprised solely of independent members of the Board.
SEC FINANCIAL EXPERT	Alan B. Graf, Jr. and Edith Kelly-Green serve on the Audit Committee and have been determined by the Audit Committee and the Board to meet the definition of an audit committee financial expert under the applicable SEC rules. Both Mr. Graf and Ms. Kelly-Green are independent under NYSE and SEC independence standards applicable to Audit Committee members.
ANONYMOUS WHISTLEBLOWER PLATFORM	The Audit Committee has established a formal Whistleblower Policy with related procedures which allows for the anonymous submission and addressing of concerns related to accounting, internal accounting controls and auditing matters. The policy and procedures are reviewed annually by the Audit Committee and are publicly provided with other corporate governance materials on MAA’s investor relations website at http://ir.maac.com/Corporate-Governance.

AUDIT COMMITTEE REPORT

The Audit Committee has the responsibilities and powers set forth in its charter which include the responsibility to assist our Board of Directors in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the independent auditor and our internal audit function, and our endeavors to address cybersecurity and environmental, social and governance risks. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the identification, assessment and management of cybersecurity, environmental, social and governance risks, the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The internal auditor is responsible for testing such internal controls and procedures. Our independent registered public accounting firm is responsible for planning and carrying out an audit of our annual financial statements, an audit of our internal controls over financial reporting, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, as well as other procedures.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2021 with management. In addition, the Audit Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm, the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, and other matters required by the charter of this committee.

The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, and has discussed with Ernst & Young LLP their independence from MAA and its management.

The Audit Committee has received both management’s and the independent registered public accounting firm’s reports on internal control over financial reporting and has discussed those reports.

The Audit Committee has discussed with management and representatives of the independent registered public accounting firm such other matters and received such assurances from them as they deemed appropriate.

As a result of their review and discussions, the Audit Committee has recommended to the Board of Directors the inclusion of our audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

AUDIT COMMITTEE:

Alan B. Graf, Jr., CHAIRMAN

Edith Kelly-Green

W. Reid Sanders

Gary Shorb

2022 PROXY STATEMENT	72

SECURITIES OWNERSHIP

SECURITIES OWNERSHIP

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information regarding shares of MAA common stock which could be issued with respect to compensation plans as of December 31, 2021.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	813	$ 81.41	989,729
Equity compensation plans not approved by security holders	None	None	None
Total	813	$ 81.41	989,729

(1)	The outstanding options were issued in exchange for options outstanding with Post Properties, Inc. at the time of our merger.
(2)	Represents shares available to be issued under our Second and Amended MAA 2013 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of shares owned and percentage ownership in the following table is based on 115,341,469 shares of common stock outstanding on March 11, 2022. The following table sets forth information, regarding each person known to us to be the beneficial owner of more than five percent of our common stock. The information in the following table is based solely on Schedule 13G filings with the SEC by the respective identified beneficial owners.

	Amount and		Notes on Amounts from Schedule 13G Disclosures
	Nature of		Power to Vote or		Power to Dispose or
Name and Address	Beneficial	Percent	Direct the Vote		Direct the Disposition
of Beneficial Owner	Ownership	of Class	Sole	Shared	Sole	Shared
The Vanguard Group	18,620,838	16.1%	-	299,674	18,039,679	581,159
100 Vanguard Blvd.
Malvern, PA 19355

Data as of 12/31/2021 per 13G/A

BlackRock, Inc.	12,596,863	10.9%	10,856,444	-	12,596,863	-
55 East 52nd Street
New York, NY 10055

Data as of 12/31/2021 per 13G/A

State Street Corporation	7,351,578	6.4%	-	5,972,772	-	7,333,395
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Data as of 12/31/2021 per 13G/A

2022 PROXY STATEMENT	73

SECURITIES OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT

The number of shares owned and percentage ownership in the following table is based on 115,341,469 shares of common stock outstanding on March 11, 2022. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable within 60 days of March 11, 2022. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth the beneficial ownership of our common stock as of March 11, 2022 by (i) each Director, (ii) each Director Nominee, (iii) each NEO in the Summary Compensation Table, and (iv) all Directors, Director Nominees and executive officers as a group. Unless otherwise indicated, voting power and investment power are exercisable solely by the named person. The address of each officer, Director and/or Director Nominee listed below is 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

Name of Beneficial Owner	Aggregate Number of Shares Beneficially Owned	Percent of Class	Notes
H. Eric Bolton, Jr. (1)	386,348	*	Includes 110,000 shares that Mr. Bolton has the current right to acquire upon redemption of limited partnership units and 9,036 shares attributed to Mr. Bolton in our Employee Stock Ownership Plan.
Albert M. Campbell, III	63,722	*	Includes 3,223 shares attributed to Mr. Campbell in our Employee Stock Ownership Plan; 100 shares held by Mr. Campbell through an individual retirement account; and 11,523 shares owned in a joint account with his wife for which Mr. Campbell has shared voting and investment power.
Robert J. DelPriore	39,844	*
Alan B. Graf, Jr. (1)	47,376	*	Includes 32,459 shares held in a deferred compensation account.
Thomas L. Grimes, Jr.	64,187	*	Includes 4,067 shares attributed to Mr. Grimes in our Employee Stock Ownership Plan; 1,492 shares owned by Mr. Grimes’ spouse in our Employee Stock Ownership Plan; and 2 shares owned by his children for which Mr. Grimes has shared voting and investment power.
A. Bradley Hill	23,314	*	Includes 1,030 shares Mr. Hill holds indirectly and for which he has shared voting and investment power as a trustee.
Toni Jennings (1)	9,326	*
Edith Kelly-Green (1)	1,804	*	Includes 1,804 shares held in a deferred compensation account.
James K. Lowder (1)	243,475	*	Includes 233,716 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, as to 4,990 of which Mr. Lowder would have shared voting and investment power (4,990 owned by JKL Investments, LLC); 60,105 of the limited partnership units owned by Mr. Lowder are pledged as collateral on various loans. See Policy Regarding the Ability of Employees or Directors to engage in Hedging Transactions or Pledging of Securities on pages 20-21.
Thomas H. Lowder (1)	289,116	*	Includes 248,654 shares that Mr. Lowder has the current right to acquire upon redemption of limited partnership units, 19,928 of which Mr. Lowder would have shared voting and investment power (19,928 owned by THL Investments, LLC); 4,555 shares held in a deferred compensation account; 25,791 shares held by Mr. Lowder through an individual retirement account; and 357 shares indirectly owned for which Mr. Lowder has shared voting and investment power (357 shares owned by THL Investments, LLC).
Monica McGurk (1)	8,433	*	Includes 7,465 shares held in a deferred compensation account.
Claude B. Nielsen (1)	27,789	*	Includes 2,111 shares that Mr. Nielsen has the current right to acquire upon redemption of limited partnership units; and 13,561 shares held in a deferred compensation account.
Philip W. Norwood (1)	35,509	*	Includes 21,561 shares held in a deferred compensation account.
W. Reid Sanders (1)	151,360	*	Includes 107,000 shares that Mr. Sanders has the current right to acquire upon redemption of limited partnership units; 10,262 shares held in a deferred compensation account; 6,000 shares held by Mr. Sanders through an individual retirement account; and 8,400 shares Mr. Sanders holds indirectly and for which he has shared voting and investment power, of which 4,100 shares Mr. Sanders has authority to vote as trustee or through a power-of-attorney and 1,300 shares owned by Mr. Sanders’ spouse.
Gary Shorb (1)	26,154	*	Includes 21,357 shares held in a deferred compensation account.
David P. Stockert (1)	113,949	*	Includes 9,957 shares held in a deferred compensation account; and 44,706 shares owned by Mr. Stockert’s spouse.
All Directors, Director Nominees and executive officers as a group (17 persons)	1,549,486	1.34%	Includes 701,481 shares that may be acquired upon redemption of limited partnership units; 113,201 shares held in deferred compensation accounts; and 18,239 shares held in our Employee Stock Ownership Plan.

(1) Director/Director Nominee

* Less than 1%

2022 PROXY STATEMENT	74

GENERAL INFORMATION

GENERAL INFORMATION

MEETING INFORMATION

MEETING INFORMATION	Date	Tuesday, May 17, 2022
	Time	12:30 p.m. CDT
	Place	www.virtualshareholdermeeting.com/MAA2022
Shareholders may participate in the Annual Meeting by using any internet accessible device to log into the above URL with their 16-digit control number.
HOW SHAREHOLDERS CAN ATTEND THE ANNUAL MEETING	Starting at 12:15 p.m. CDT on May 17, 2022, shareholders can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2022. To participate in the Annual Meeting, shareholders will need to enter the 16-digit control number included on their proxy card, Notice of Internet Availability or Voter Instruction Form. If a shareholder cannot locate their 16-digit control number they may attend the Annual Meeting as a guest; however, shareholders must log in as a shareholder in order to ask a question or vote during the Annual Meeting.
HOW GUESTS CAN ATTEND THE ANNUAL MEETING	Starting at 12:15 p.m. CDT on May 17, 2022, guests can use any device that allows them to access the internet to go to www.virtualshareholdermeeting.com/MAA2022 and log in to the Annual Meeting as a guest. Participants joining the Annual Meeting as a guest will not be able to ask a question or vote during the Annual Meeting.
TECHNICAL DIFFICULTIES	The virtual meeting platform is supported across most internet browsers and devices (desktops, laptops, tablets and smart phones) that are running updated versions of applicable software and plugins. Shareholders should ensure they have a strong internet connection wherever they intend to participate in the Annual Meeting. If you encounter any difficulties accessing the virtual meeting after 12:15 p.m. CDT on May 17, 2022, please call the technical support number that will be posted on the virtual meeting log in page.
HOW SHAREHOLDERS CAN ASK A QUESTION DURING THE ANNUAL MEETING

Shareholders may ask a question during the Annual Meeting by typing a question in the “Ask a Question” field after joining the Annual Meeting as a shareholder.

Only shareholders will be permitted to ask questions during the Annual Meeting. All questions should be relevant to the proposals being considered at the Annual Meeting. Due to time limitations or the nature of any individual question (whether not related to the business to be conducted at the Annual Meeting or otherwise inappropriate or repetitive), not all questions may be answered. Questions will be answered solely at the discretion of MAA and MAA’s determination as to the relevancy or appropriateness of a question will be binding.

REQUIRED QUORUM TO HOLD THE ANNUAL MEETING	A quorum of shareholders is required to hold a valid meeting and will be present if at least a majority of the shareholders eligible to participate and vote are represented at the Annual Meeting. On March 11, 2022, the record date for the Annual Meeting, there were 115,341,469 shares of common stock outstanding and entitled to vote. Thus, 57,670,735 shares of common stock must be represented by shareholders present either in person virtually or by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy to vote in advance or vote in person virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the meeting or a majority of the votes present virtually at the Annual Meeting may adjourn the meeting to another date.

2022 PROXY STATEMENT	75

GENERAL INFORMATION

 VOTING INFORMATION

HOW TO VOTE	You may vote by proxy in advance of or during the Annual Meeting by following the below instructions, but we encourage you to vote in advance even if you plan to attend the Annual Meeting.
	Vote in Advance of the Annual Meeting	Online at www.ProxyVote.com	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form	To vote in advance of the Annual Meeting, you must vote by 11:59 p.m. EDT on May 16, 2022, for shares held directly and 11:59 p.m. EDT on May 12, 2022, for shares held in a company plan.
		QR Code	Scan the QR Code on your Notice of Internet Availability or proxy card
		By Phone at 800-690-6903	You will need the 16-digit control number from your Notice of Internet Availability, proxy card or Voter Instruction Form
		By Mail	Complete, sign, date and return your proxy card or Voter Instruction Form in the postage-paid envelope provided
Beneficial owners should refer to the instructions received from the organization holding their account if they are unable to vote through any of the means provided above.
	Vote During the Annual Meeting	You may vote live during the Annual Meeting via the online meeting platform. Beneficial owners who do not have a 16-digit control number should check with the organization that holds their shares for special instructions.
	Online	www.virtualshareholdermeeting.com/MAA2022
You will need to log into the Annual Meeting as a shareholder by using your 16-digit control number to be able to vote during the Annual Meeting
CHANGING YOUR VOTE	If you vote or elect to grant a proxy in advance of the Annual Meeting, you can revoke your proxy and/or change your vote at any time before the final vote at the Annual Meeting. Follow the voting instructions to change your vote.
SHAREHOLDERS ENTITLED TO VOTE	Only shareholders of record at the close of business on the record date, March 11, 2022, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on the record date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The only class of stock that can be voted at the Annual Meeting is our common stock. Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. As of the close of business on March 11, 2022, we had 115,341,469 shares of common stock outstanding.
	Beneficial Owners	If on March 11, 2022 your shares were held in an account at a brokerage firm, bank, dealer or similar organization, you are the beneficial owner and proxy materials are provided to you by that organization. The organization holding your account is the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you can direct your broker or other agent on how to vote the shares in your account. You should refer to the materials received from that organization to direct the vote of your shares and for other questions.
	MAA ESOP	If you had shares in an account under our Employee Stock Ownership Plan on March 11, 2022, you have the right to vote the shares in your account.
SOLICITATION OF PROXIES

MAA is soliciting proxies, and your vote is very important. For this reason, our Board requests that you allow your shares to be represented at the Annual Meeting by the proxies named on your proxy card or Voter Instruction Form. If you elect to do so, you can revoke your proxy at any time before the final vote at the Annual meeting. Follow the voting instructions to change your vote.

We will bear the entire cost of soliciting proxies. In addition to soliciting proxies through the Notice of Internet Availability, our Directors or employees may also solicit proxies in person, by phone or by other means. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also, upon request, reimburse brokerage firms, banks and other agents for the cost of providing proxy materials to beneficial owners. If you receive more than one Notice of Internet Availability, proxy card or Voter Instruction Form you must follow the instructions on each to ensure that all of your shares are represented and voted.

2022 PROXY STATEMENT	76

GENERAL INFORMATION

CASTING OF VOTES

If you submit a valid proxy through one of the avenues listed on page 76, your votes will be cast as you indicate. If you submit a properly executed proxy card without marking your voting selections, your shares will be voted per our Board recommendations FOR all Director Nominees and proposals contained within this Proxy Statement.

If any additional matters are properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, in accordance with his or her best judgment. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For”, “Against” and “Abstain” votes.

In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes.

VOTES REQUIRED TO APPROVE PROPOSALS

For each proposal, votes cast FOR the Director Nominee or proposal must exceed the votes cast AGAINST the Director Nominee or proposal for the Director Nominee to be elected or the proposal to be approved. Neither abstentions nor broker non-votes will have any legal effect on whether the Director Nominee is elected or the proposal is approved. If a Director Nominee is an incumbent Director and fails to receive more FOR votes than AGAINST votes, the Director is required to tender his or her resignation to the Nominating and Corporate Governance Committee of the Board for consideration, and the Nominating and Corporate Governance Committee will determine whether it is advisable to accept or reject the resignation and will submit a recommendation to the Board for consideration.

The vote to approve executive compensation is an advisory, non-binding vote, and the Compensation Committee will consider the results of the vote for any immediate action it deems necessary as well as in setting future executive compensation.

Shareholder approval for the appointment of our independent registered public accounting firm is not required. The Board is submitting the selection of Ernst & Young LLP for ratification in order to obtain the views of our shareholders. The Audit Committee will consider a vote against the firm by the shareholders in selecting our independent registered public accounting firm in the future.

VOTING RESULTS	Preliminary voting results will be announced at the Annual Meeting. We will file the final results of the vote on a Current Report on Form 8-K with the SEC within four business days of the Annual Meeting. Once filed, you will be able to access the Current Report on Form 8-K on our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement.

MEETING MATERIALS INFORMATION

MEETING MATERIALS	The proxy materials for the Annual Meeting, including the Annual Meeting Notice, Proxy Statement and Annual Report, are available at http://materials.ProxyVote.com/59522J. Notice of Internet Availability of materials was distributed to shareholders on or about April 4, 2022.
ADOPTION OF NOTICE AND ACCESS

In alignment with our ESG initiatives, we adopted the Notice and Access delivery format allowed under the SEC rules. As a result, on or about April 4, 2022, unless directed otherwise by a shareholder, we mailed a Notice of Internet Availability to shareholders entitled to receive notice of the Annual Meeting, which contained instructions on how to access the proxy materials on the Internet. Shareholders who had affirmatively requested electronic delivery of our proxy materials received their Notice of Internet Availability via electronic delivery and shareholders who previously made an election to permanently receive printed copies were mailed a full printed set of materials.

If you received a Notice of Internet Availability by mail or electronic delivery, you will not automatically receive a printed copy of the proxy materials. We believe that using the Notice and Access method of proxy delivery helps us to reduce the printing and postage expenses associated with our annual meetings, provides shareholders with more time to review materials by making them available sooner and reduces our environmental impact by minimizing our paper and ink usage as well as the energy and fuel required to print and deliver bulk materials. We encourage all of our shareholders to not only review the materials online but also sign up for electronic delivery of future notices to further reduce our collective impact on the environment.

Shareholders who prefer to receive a printed copy of materials may request they be mailed to them at no charge by scanning the QR barcode on their Notice of Internet Availability or using any of the methods as outlined below.

2022 PROXY STATEMENT	77

GENERAL INFORMATION

REQUEST A PRINTED COPY OF THE PROXY MATERIALS	To request a printed copy of the proxy materials you will need the 16-digit control number from your Notice of Internet Availability. Some Beneficial Owners may not be issued a 16-digit control number. Those owners should follow the instructions provided on their Voter Instruction Form from their bank or broker.
	Online	www.ProxyVote.com
	By Phone	800-579-1639
	By E-Mail	sendmaterial@proxyvote.com	Send a blank e-mail with your 16-digit control number in the Subject Line
ELECTRONIC DELIVERY	We encourage our shareholders to sign up for electronic delivery of proxy materials. Shareholders of Record can sign up for electronic delivery of materials while casting their vote online or by accessing their shareholder account with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. Beneficial owners should check with their broker or bank for availability of electronic delivery.
ANNUAL REPORT ON FORM 10-K	Our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, including the financial statements, financial statement schedules and all exhibits may be obtained from our website by visiting http://ir.maac.com/SEC-Filings. Information from our website is not incorporated by reference into this Proxy Statement. You can also obtain a copy, free of charge, by writing our Investor Relations Department at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 or by calling (866) 576-9689.
HOUSEHOLDING	The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering one copy of proxy materials to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders, and we undertake to deliver promptly upon written or oral request a separate copy of proxy materials to shareholders sharing an address to which a single copy of proxy materials was delivered. Such requests can be submitted in writing to MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention: Assistant Corporate Secretary or by phone at (901) 259-7721. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to householding. If at any time you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of proxy materials and wish to receive only one, please do one of the following: (i) mark the appropriate box on your proxy card if you hold registered shares or notify your broker if your shares are held in a brokerage account; or (ii) notify us in writing at MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, Attention: Assistant Corporate Secretary or by phone at (901) 259-7721. We can only household registered shares. If you own registered shares as well as hold shares in one or more brokerage accounts, you will continue to receive multiple copies of proxy materials.

2022 PROXY STATEMENT	78

GENERAL INFORMATION

MATTERS RELATED TO THE 2023 ANNUAL MEETING OF SHAREHOLDERS

SHAREHOLDER PROPOSAL REQUIREMENTS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

Shareholders who wish to submit proposals for inclusion in our proxy materials to be furnished to shareholders in connection with our 2023 Annual Meeting of Shareholders (other than proxy access director nominations) must comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended, or the Exchange Act. To be considered timely for inclusion in our proxy materials furnished by us to shareholders, such proposals must be sent to the Nominating and Corporate Governance Committee, Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138 and be received no later than the close of business on December 5, 2022.

Shareholders may also directly submit proposals at our 2023 Annual Meeting of Shareholders, including proposals to nominate their own persons for election as directors by our shareholders. Our bylaws provide requirements for ownership and certain procedures that a shareholder must follow to make their own nominations of persons for election as directors, or to submit other business, at an annual meeting of shareholders that is not included in our proxy materials. Pursuant to our bylaws, shareholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must give timely notice thereof in writing to our Corporate Secretary that contains all of the information required by our bylaws and prepare their own proxy materials for our shareholders. To be timely for the 2023 Annual Meeting of Shareholders, you must submit such proposals or nominations to our Corporate Secretary, in writing, no later than the close of business on February 16, 2023 and no earlier than the close of business on January 17, 2023.

We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including different notice submission date requirements in the event we do not hold our 2023 Annual Meeting of Shareholders between April 17, 2023 and July 16, 2023. The Chairman of the 2023 Annual Meeting of Shareholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2023 Annual Meeting of Shareholders will confer discretionary voting authority with respect to any matter presented by a shareholder at that meeting for which we have not been provided with timely notice. Shareholder proposals must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

PROXY ACCESS NOTICE REQUIREMENTS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require eligible shareholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our bylaws, must be given no less than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting of shareholders. Accordingly, to be timely for the 2023 Annual Meeting of Shareholders, our Corporate Secretary must receive the required notice no later than December 2, 2022. Notice must be sent to Attention: Corporate Secretary, MAA, 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138.

We advise you to review our bylaws, which contain additional requirements regarding advance notice of proxy access director nominations, including different notice submission date requirements in the event we do not hold our 2023 Annual Meeting of Shareholders between April 17, 2023 and July 16, 2023. A copy of our bylaws can be found on the SEC website (https://www.sec.gov)as Exhibit 3.2(i) to the Form 8-K which was filed on March 14, 2018.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 18, 2023.

QUESTIONS

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact our Legal Department at 6815 Poplar Avenue, Suite 500, Germantown, Tennessee 38138, or email investor.relations@maac.com or call (901) 682-6600.

2022 PROXY STATEMENT	79

NON-GAAP FINANCIAL MEASURES

NON-GAAP FINANCIAL MEASURES

CORE FFO	Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance.
FAD	FAD is composed of Core FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.
FFO	FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.
NOI	NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.
SS	MAA reviews its SS portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the SS portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the SS portfolio. Communities that have undergone a significant casualty loss are also excluded from the SS portfolio.
SS NOI	SS NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the SS portfolio during the period. SS NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes SS NOI is a helpful tool in evaluating the operating performance within MAA’s markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

2022 PROXY STATEMENT	80

NON-GAAP FINANCIAL MEASURES

A reconciliation of net income available for MAA common shareholders to FFO, Core FFO and FAD is set forth in the below table.

Amounts in thousands, except per share and unit data	Year Ended December 31,
	2021	2020
Net income available for MAA common shareholders	$ 530,103	$ 350,123
Depreciation and amortization of real estate assets	526,220	504,364
Gain on sale of depreciable real estate assets	(220,428)	(9)
Depreciation and amortization of real estate assets of real estate joint venture	616	612
Net income attributable to noncontrolling interests	16,911	9,053
Funds from operations attributable to MAA, or FFO	853,422	773,192
Loss (gain) on embedded derivative in preferred shares	4,560	(2,562)
Gain on sale of non-depreciable real estate assets	(811)	(1,024)
Gain from unconsolidated limited partnerships, net of tax	(40,875)	(4,757)
Net Casualty (gain) loss and other settlement proceeds	1,524	484
Loss on debt extinguishment	13,391	344
Legal costs and settlements, net	(2,167)	(38)
COVID-19 related costs	1,301	3,536
Mark-to-market debt adjustment	270	75
Core funds from operations, or Core FFO	830,615	739,188
Recurring capital expenditures	(81,106)	(80,420)
Core adjusted funds from operations	749,509	666,407
Redevelopment capital expenditures	(85,467)	(76,728)
Revenue enhancing capital expenditures	(43,133)	(39,529)
Commercial capital expenditures	(3,842)	(3,477)
Other capital expenditures	(66,086)	(25,352)
Funds available for distribution, or FAD	$ 550,981	$ 548,982

Weighted average common shares - diluted	115,039	114,500
FFO weighted average common shares and units - diluted	118,519	118,409

Earnings per common share - diluted:
Net income available for common shareholders	$ 4.61	$ 2.19
Funds from operations per Share - diluted, or FFO per Share	$ 7.20	$ 6.46
Core funds from operations per Share - diluted, or Core FFO per Share	$ 7.01	$ 6.43

A reconciliation of net operating income to net income available for MAA common shareholders is set forth in the below table.

Dollars in thousands	Year Ended December 31,
	2021	2020
Net operating income, or NOI
SS NOI	$ 1,064,308	$ 1,001,919
Non-SS and Other NOI	42,609	35,594
Total NOI	1,106,917	1,037,513
Depreciation and amortization	(533,433)	(510,842)
Property management expenses	(55,732)	(52,300)
General and administrative expenses	(52,884)	(46,858)
Interest expense	(156,881)	(167,562)
Gain on sale of depreciable real estate assets	220,428	9
Gain on sale of non-depreciable real estate assets	811	1,024
Other non-operating income	33,902	4,857
Income tax expense	(13,637)	(3,327)
Income from real estate joint venture	1,211	1,501
Net income attributable to noncontrolling interests	(16,911)	(9,053)
Dividends to MAA Series I preferred shareholders	(3,688)	(3,688)
Net income available for MAA common shareholders	$ 530,103	$ 251,274

2022 PROXY STATEMENT	81

OTHER MATTERS

Our Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the person(s) named on the proxy card will have discretionary authority to vote all proxies as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Leslie B.C. Wolfgang
Senior Vice President, Chief Ethics and Compliance Officer, and Corporate Secretary

April 4, 2022

2022 PROXY STATEMENT	82

DEFINED TERMS, ACRONYMS AND ABBREVIATIONS

Below are the definitions of various defined terms, acronyms and abbreviations used throughout the Proxy Statement.

MEETING AND MATERIALS
Annual Meeting	2022 Annual Meeting of Shareholders of Mid-America Apartment Communities, Inc.
Annual Meeting Notice	Notice of 2022 Annual Meeting of Shareholders
Annual Report	Annual Report to Shareholders for the Year Ended December 31, 2021
Beneficial Shareholder	A Beneficial Shareholder is a shareholder whose shares are held by a bank, brokerage firm or other nominee. Such shares are often referred to as being held in Street Name.
MAA, we, us, our	Mid-America Apartment Communities, Inc.
Notice of Internet Availability	Notice Regarding Internet Availability of Proxy Materials
Proxy Statement	This Proxy Statement
Shareholder of Record or Registered Shareholder	A Shareholder of Record, also referred to as a Registered Shareholder, is a shareholder who owns their shares directly through MAA’s transfer agent, Broadridge Corporate Issuer Solutions, Inc.
Voter Instruction Form	Instructions included with proxy materials provided to Beneficial Shareholders by a bank, brokerage firm or other nominee.

EXECUTIVE AND DIRECTOR COMPENSATION
401(K) Plan	MAA 401(K) Savings Plan
AIP	Annual Incentive Plan
Code	Internal Revenue Code of 1986, as amended
Director Deferred Compensation Plan	Non-Qualified Deferred Compensation Plan for Outside Company Directors
Executive Deferred Compensation Plan	Non-Qualified Executive Deferred Compensation Plan
FAD	Funds Available for Distribution
FFO	Funds From Operations
FFO per Share	Funds From Operations per Diluted Common Share and Unit
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
NOI	Net Operating Income
Pearl Meyer	Pearl Meyer & Partners, LLC
SS	Same Store
TSR	Total Shareholder Return

ACCOUNTING AND AUDITING
ASC	Accounting Standards Codification
FASB	Financial Accounting Standards Board
GAAP	Generally Accepted Accounting Principles
SEC Financial Expert	Audit committee financial expert under Item 401(h) of Regulation S-K

GENERAL TERMS AND COMMON ABBREVIATIONS
Board	Board of Directors of Mid-America Apartment Communities, Inc.
CAO	Chief Administrative Officer
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CIO	Chief Investment Officer
COO	Chief Operating Officer
Director	A current member of the Board
Director Nominees	The individuals being presented for shareholder approval at the Annual Meeting to serve as directors of MAA
ESG	Environmental, Social and Governance
EVP	Executive Vice President
GC	General Counsel
GRESB	Global Real Estate Sustainability Benchmark
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

2022 PROXY STATEMENT

Mid-America Apartment Communities, Inc. MAA 6815 Poplar Avenue Suite 500 Germantown, Tennessee 38138 www.maac.com

MAA

MID-AMERICA APARTMENT COMMUNITIES, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/16/2022 for shares held directly and by 11:59 P.M. ET on 05/12/2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MAA2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/16/2022 for shares held directly and by 11:59 P.M. ET on 05/12/2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. H. Eric Bolton, Jr.	☐	☐	☐
1b. Alan B. Graf, Jr.	☐	☐	☐
1c. Toni Jennings	☐	☐	☐
1d. Edith Kelly-Green	☐	☐	☐
1e. James K. Lowder	☐	☐	☐
1f. Thomas H. Lowder	☐	☐	☐
1g. Monica McGurk	☐	☐	☐
1h. Claude B. Nielsen	☐	☐	☐
1i. Philip W. Norwood	☐	☐	☐
1j. W. Reid Sanders	☐	☐	☐
1k. Gary Shorb	☐	☐	☐
1l. David P. Stockert	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. Advisory (non-binding) vote to approve the compensation of our named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2022.	☐	☐	☐

NOTE: In accordance with their best judgment, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Ny20003557X1--000090

0000527266_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report to Shareholders including our Form 10K are available at www.proxyvote.com

MID-AMERICA APARTMENT COMMUNITIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 17, 2022, 12:30 PM CDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. Eric Bolton, Jr., Albert M. Campbell, III, and Leslie B.C. Wolfgang and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorizes them to vote, as designated on the reverse side, all the shares of common stock of Mid-America Apartment Communities, Inc. held of record by the undersigned on March 11, 2022 at the Annual Meeting of Shareholders to be held on May 17, 2022, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE THE REVERSE SIDE; YOU NEED NOT MARK ANY BOXES.

0000527266_2 R1.0.0.24

Continued and to be signed on reverse side

Ny20003557X1--000091